UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.           )
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☐	Soliciting Material Pursuant to §240.14a-12
AMERCO
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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1325 Airmotive Way, Suite 100
Reno, Nevada 89502-3239
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                    ], 2008
TO THE STOCKHOLDERS:
     A special meeting (“Special Meeting”) of the stockholders of AMERCO, a Nevada corporation (the “Company”) will be held at the U-Haul Central Towers, 2721 N. Central Avenue, Suite 102 South, Phoenix, Arizona 85004, on [                    ], 2008, at 9:00 a.m. (Pacific Daylight Time), and via live webcast over the Internet, to re-vote on a proposal to ratify the contracts and transactions between the Company and its affiliates, on the one hand, and SAC Holding Corporation and its affiliates (“SAC”), on the other hand, which occurred between January 1, 1992 and March 31, 2007 (collectively, the “SAC Transactions”). SAC is owned by Blackwater Investments, Inc., which in turn is owned by Mark V. Shoen, a controlling stockholder and an executive officer of the Company. Mark V. Shoen is also a director and officer of SAC. James P. Shoen, a controlling stockholder and an executive officer and director of the Company, owns a minority interest in the limited partner of Mercury Partners, L.P.
     As discussed in more detail in the attached proxy statement, AMERCO and other entities, and certain officers and directors of AMERCO, are parties to a lawsuit (the “Derivative Litigation”) in which it is alleged that, among other things, the SAC Transactions were unfair to the Company and its stockholders. The court has dismissed the Derivative Litigation on multiple occasions, most recently on April 7, 2008. This most recent dismissal was based on the fact that the subject matter of the lawsuit had been settled and dismissed in earlier litigation known as Goldwasser v. Shoen, C.V.N.-94-00810-ECR (D. Nev.). On May 8, 2008, the Plaintiffs filed a Notice of Appeal of the dismissal of the Derivative Litigation. This is now the third dismissal of the Derivative Litigation.
     The primary plaintiff in the Derivative Litigation is my younger brother, Paul Shoen. I believe he owns a relatively small number of shares of AMERCO stock, through our ESOP. We have asked him how many shares he owns, but he has declined to inform us. In October 2002, within weeks of the Derivative Litigation being filed, I met personally with Paul Shoen and his attorney Mick Flemming. I supplied documents and explained the SAC Transactions. I believe Paul has pressed the Derivative Litigation for reasons that have nothing to do with the SAC Transactions.
     Last spring, the Company received a stockholder proposal (the “Stockholder Proposal”), seeking a stockholder vote to ratify the SAC Transactions. The Stockholder Proposal was included in the Proxy Statement (the “2007 Proxy Statement”) in connection with the 2007 Annual Meeting of Stockholders of AMERCO (the “2007 Annual Meeting”). At that meeting, the SAC Transactions were ratified and approved by more than a majority vote of the AMERCO stockholders (the “2007 Stockholder Ratification Vote”).
     On the basis of the 2007 Stockholder Ratification Vote, the Company filed a motion (the “Dispositive Motion”) seeking to terminate and dismiss the Derivative Litigation. The plaintiffs in the Derivative Litigation filed an Opposition, opposing the Dispositive Motion. Thereafter, the court issued an order (the “Order”) denying the Company’s Dispositive Motion. In denying the Dispositive Motion, the Court stated that “ . . . genuine issues of material fact remain in dispute regarding the sufficiency of the disclosure to the shareholders of the common directorship, office, or financial interest. Plaintiffs’ allegations of irregularities in the shareholder proposal and proxy process create issues of fact which, at this time, preclude entry of summary judgment.”
     Recently, the Company received another proposal (the “2008 Stockholder Proposal”) from approximately 79 employee shareholders, requesting a re-vote on the Stockholder Proposal. The Company believes that there was sufficient disclosure in the 2007 Proxy Statement of all material facts regarding the SAC Transactions and that there were no irregularities in the Stockholder Proposal or proxy process. However, in order to address the alleged deficiencies noted in the Opposition and Order, and in order to implement the 2007 Stockholder Ratification Vote, the Board of Directors of the Company has decided to have this matter re-voted upon, as a management-endorsed proposal, with added disclosures regarding the SAC Transactions. Accordingly, the Board is calling a Special Meeting of Stockholders for the sole purpose of conducting a second vote to ratify the SAC Transactions.
     In the event the SAC Transactions are ratified (again) by more than a majority vote at the Special Meeting, and in the event the Derivative Litigation is reinstated, the Company will file another dispositive motion seeking to terminate the Derivative Litigation.
      The Board of Directors has fixed the close of business on [                    ], 2008 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting or any postponements or adjournment(s) thereof. I would like you to take this opportunity to participate in the affairs of the Company by voting on the business to come before the Special Meeting. We will again host an electronic shareholder forum, at www.amerco.com, to allow shareholders to communicate with each other. I look forward to receiving your input.
By order of the Board of Directors,

Edward J. Shoen
Chairman
     STOCKHOLDERS ARE URGED TO VOTE THEIR PROXY. THE PREFERABLE METHOD FOR VOTING IS VIA THE INTERNET. HOWEVER, STOCKHOLDERS MAY ALSO VOTE IN PERSON AT THE MEETING, BY TELEPHONE OR BY MAILING THEIR PROXY CARD.
YOUR PROMPT RESPONSE IS APPRECIATED.
PLEASE VOTE — YOUR VOTE IS IMPORTANT

1325 Airmotive Way, Suite 100
Reno, Nevada 89502-3239
PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [                    ], 2008
Why am I being provided with these materials?
Record owners of AMERCO common stock as of the close of business on [                    ], 2008 (the “Record Date”) are entitled to vote at the special meeting of stockholders of AMERCO (the “Special Meeting”), which will be held on [                    ], 2008. As a stockholder, you are requested to vote on the item of business described in this proxy statement. This proxy statement describes the item presented for stockholder action at the Special Meeting and includes information required to be disclosed to stockholders. The accompanying proxy card enables stockholders to vote on this matter without having to attend the Special Meeting in person.
Why have I received a Notice of Internet Availability of Proxy Materials?
In accordance with electronic delivery rules recently adopted, we are permitted to furnish proxy materials to our stockholders on the Internet, in lieu of mailing a printed copy of our proxy materials to each stockholder of record. You will not receive a printed copy of our proxy materials, unless you request a printed copy. The Notice instructs you as to how you may access and review on the Internet all of the important information contained in the proxy materials. The Notice also instructs you as to how you may vote your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you must follow the instructions for requesting such materials included in the Notice. Alternatively, you may download or print these materials, or any portion thereof, from any computer with Internet access and a printer.
Who can vote at the Special Meeting?
You may vote if you were the record owner of AMERCO common stock as of the close of business on the Record Date. As of the Record Date, there were 19,631,314 shares of common stock outstanding and entitled to vote.
How do I attend the Special Meeting?
The Special Meeting will be webcast live over the Internet at 9:00 am (Pacific Daylight Time) on [                    ], 2008, at www.amerco.com The meeting will also be hosted at the U-Haul Central Towers, 2721 N. Central Avenue, Suite 102 South, Phoenix, Arizona 85004 at 9:00 am (Pacific Daylight Time) on [                    ], 2008. We encourage stockholders to attend via the live webcast, so as to promote the Company’s sustainability goals. All stockholders who attend the Special Meeting in person will be required to present valid picture identification. If your shares are held in street name (for instance, if your shares are held through a brokerage firm, bank, dealer or other similar organization), you will also need to bring evidence of your beneficial ownership, such as your most recent brokerage statement.
What am I voting on?
You are voting on a proposal to re-approve and re-affirm the SAC Transactions, including the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into the SAC Transactions.
For purposes of this proxy statement the “SAC Transactions” are defined as the contracts and transactions amended or entered into between the Company and its affiliates, on the one hand, and SAC Holding

Corporation and its affiliates (“SAC”), on the other hand, which occurred between January 1, 1992 and March 31, 2007.
Is there a controversy surrounding the SAC Transactions? If so, what are the principal allegations?
The SAC Transactions, or at least certain of them, are the subject of a lawsuit known as Paul F. Shoen et al., vs. AMERCO and SAC Holding Corporation et al., which has been appealed to the Nevada Supreme Court and is known as Case No. CV02-05602 consolidated with Cases No. CV02-06331, CV03-02482 and CV03-02617, Washoe County, Nevada (the “Derivative Litigation”). Reference is hereby made to page 11 of this proxy statement for a more detailed description of the Derivative Litigation. A copy of the Amended Consolidated Verified Stockholders’ Derivative Complaint for Damages and Equitable Relief (the “Complaint”) is attached to this Proxy Statement as Exhibit B. The Derivative Litigation was dismissed on April 7, 2008, on the basis that the subject matter of the lawsuit had been settled and dismissed in earlier litigation. On May 8, 2008, the Plaintiffs filed a Notice of Appeal of such dismissal.
The principal allegations of the plaintiffs (“Plaintiffs”) in the Derivative Litigation are that various properties were sold by the Company to SAC; that SAC is owned by Company insiders; and that the sales were on terms that were unfair to the Company and its stockholders. SAC is owned by Blackwater Investments, Inc., which in turn is owned by Mark V. Shoen, a controlling stockholder and an executive officer of the Company. Mark V. Shoen is a director and officer of SAC. James P. Shoen, a controlling stockholder and an executive officer and director of the Company, owns a minority interest in the limited partner of Mercury Partners, L.P. Mercury Partners, L.P. is an affiliate of SAC. The Derivative Litigation also raised other allegations against the Company, other entities and certain officers and directors of the Company, and reference is hereby made to Exhibit B (the Complaint) for more detail as to the allegations raised in the Derivative Litigation. Reference is also hereby made to Exhibit C (the Company’s Motion for Judgment on the Pleadings, or in the Alternative Summary Judgment (the “Dispositive Motion”) filed on September 13, 2007), Exhibit D (the Plaintiffs’ Opposition to the Dispositive Motion (the “Opposition”), filed on November 6, 2007), Exhibit E (the reply to the Plaintiff’s Opposition, by the Company and other defendants filed on November 20, 2007), Exhibit F (the Court’s Order denying the Dispositive Motion (the “Order”), filed on December 17, 2007) and Exhibit G (the Court’s Order dated April 7, 2008 dismissing the Derivative Litigation, on the basis that the subject matter of the lawsuit had been settled and dismissed in earlier litigation known as Goldwasser v. Shoen, C.V.N.-94-00810-ECR (D. Nev.).
A ratification of the SAC Transactions was included in the Proxy Statement for the 2007 Annual Meeting of Stockholders of AMERCO. Why is it now being re-submitted for vote?
The SAC Transactions are being re-submitted for vote in order to effect the intent of a stockholder proposal (the “Stockholder Proposal”) received by the Company in the Spring of 2007 in connection with the 2007 Annual Meeting of Stockholders of AMERCO (the “2007 Annual Meeting”). The Stockholder Proposal was to approve and affirm the SAC Transactions, including the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into the SAC Transactions.
The Stockholder Proposal was included in the Company’s 2007 proxy statement (“2007 Proxy Statement”) and was ratified by more than a majority vote (the “2007 Stockholder Ratification Vote”) at the 2007 Annual Meeting. On the basis of the 2007 Stockholder Ratification Vote, the Company filed the Dispositive Motion, seeking to terminate the Derivative Litigation. The Plaintiffs filed an opposition, opposing the Dispositive Motion, and thereafter the court issued the Order denying the Company’s Dispositive Motion. In denying the Dispositive Motion, the Court stated that “ . . . genuine issues of material fact remain in dispute regarding the sufficiency of the disclosure to the shareholders of the common directorship, office, or financial interest. Plaintiffs’ allegations of irregularities in the shareholder proposal and proxy process create issues of fact which, at this time, preclude entry of summary judgment.”
The Company believes that the 2007 Proxy Statement sufficiently disclosed all material facts regarding the SAC Transactions and that there were no irregularities in the Stockholder Proposal or proxy process in connection with the 2007 Annual Meeting. However, in order to address the alleged deficiencies noted in the Opposition and Order, and in order to implement the 2007 Stockholder Ratification Vote, the Board of

Directors of the Company has decided to have this matter re-voted upon, as a management-endorsed proposal, with added disclosures as set forth herein regarding the SAC Transactions. Accordingly, the Board is calling a Special Meeting of Stockholders for the sole purpose of conducting a second vote to ratify the SAC Transactions
What are the benefits to the stockholders of voting “FOR” ratification of the SAC Transactions?
If the SAC Transactions are ratified in good faith by a majority vote of stockholders holding a majority of the voting power, then the SAC Transactions are neither void nor voidable under applicable law solely because such transactions were between the Company (or its subsidiaries) and one or more of the Company’s directors or officers or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested. In such event, if the Derivative Litigation has not been terminated on other grounds, the stockholder vote will be used by the Company to seek to terminate the Derivative Litigation. Management considers one benefit of submitting to the stockholders a re-vote on the SAC transactions to be the avoidance or reduction of attorneys’ fees and other litigation-related costs for which the Company will be responsible, in the event the Derivative Litigation is reinstated and continues.
Is there a ready way to identify the additional information regarding the SAC Transactions in this Proxy Statement, as compared to the disclosures regarding the SAC Transactions in the 2007 Proxy Statement?
Yes. The additional information regarding the SAC Transactions (i.e., the information contained in this Proxy Statement regarding the SAC Transactions which was not included in the 2007 Proxy Statement) is set forth beginning on page 11 of this Proxy Statement, under the heading “Additional Information.”
Were the SAC Transactions ratified at the 2007 Annual Meeting by a “majority of the minority stockholders” of the Company, or just by a “majority of all stockholders”?
The SAC Transactions were ratified at the 2007 Annual Meeting by both a “majority of the minority stockholders” of the Company who in fact voted, and by a “majority of all stockholders”. Specifically, the votes approving the Stockholder Proposal constituted 72% of AMERCO’s shares entitled to vote. Of votes cast “for” or “against” the Stockholder Proposal, 83% approved the Stockholder Proposal. Of the minority stockholder votes cast “for” or “against” the Stockholder Proposal (i.e. the shares excluding the votes cast by majority stockholders Edward J. Shoen, Mark V. Shoen, James P. Shoen and their related entities), 63% approved the Stockholder Proposal.
What will happen if the SAC Transactions are re-ratified at the Special Meeting?
In the event that the SAC Transactions are re-ratified by more than a majority vote at the Special Meeting, and in the event the Derivative Litigation is reinstated, the Company will file another dispositive motion seeking to terminate the Derivative Litigation. The Company intends to seek a final closure and termination of the litigation regarding the SAC Transactions.
How does the Board recommend that I vote my shares? Is this a different position than that taken by the Board in connection with the 2007 Annual Meeting?
The Board recommends a vote “FOR” ratification of the SAC Transactions. In connection with the 2007 Annual Meeting, the Board made no recommendation and took no position with respect to the vote on the SAC Transactions.
What types of votes are permitted for this matter?
You may vote “FOR”, “AGAINST” or “ABSTAIN”.
Can I revoke my proxy after I vote?
If you submit a proxy, you are entitled to revoke your proxy at any time before it is exercised by attending the Special Meeting and voting in person, duly executing and delivering a proxy bearing a later date, or sending written notice of revocation to the Company’s Corporate Secretary at the Company’s address located at the top of this proxy statement. Whether or not you plan to be present at the Special Meeting, we encourage you to sign and return the enclosed proxy card or to provide your proxy over the telephone or via the Internet. Refer to your proxy card for instructions about submitting a proxy by telephone, Internet and mail.
Who is soliciting my proxy?
The Company is soliciting proxies. The Company will bear the entire cost of proxy solicitation, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. This cost is likely to exceed $50,000.
How many votes must be present to hold the meeting?
Your shares are counted as present at the Special Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for the Special Meeting to proceed, holders of one-third of the outstanding shares of common stock as of the Record Date—or 6,543,772 shares—must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.
What are broker non-votes?
Broker non-votes occur when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes, as well as “ABSTAIN” votes will each be counted towards the presence of a quorum but will not be counted towards the vote total.
What if my AMERCO shares are not registered directly in my name but are held in street name?
If at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.
If I am a stockholder of record of AMERCO shares, how do I cast my vote?
If you are a stockholder of record, you may vote in person at the Special Meeting; or if you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy. You may vote over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:
•	To vote by proxy on the Internet, go to [www. ] to complete an electronic proxy card.

•	To vote by proxy over the telephone, dial [ ] using a touch-tone phone and follow the recorded instructions.

•	To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail or if you printed the proxy card off the Internet), complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to .
If you vote by proxy over the Internet or telephone, your vote must be received by 11:59 p.m. Eastern Time on [                    ], 2008 to be counted. If you vote by proxy using the enclosed proxy card, please assure that the proxy card is postmarked by [                    ], 2008.
How do I vote if I hold my stock through the AMERCO Employee Stock Ownership Plan (also known as the ESOP)?
If you hold your stock through the AMERCO Employee Stock Ownership Plan (ESOP), you may vote in the same manner as stockholders of record, as described immediately above.
If I am a beneficial owner of AMERCO shares, how do I vote?
If you are a beneficial owner of shares held in street name and you received a printed copy of these proxy materials by mail, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a Notice by mail, you should have received the Notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that proxy card or may vote by telephone or over the Internet as instructed by that organization in the proxy card. Beneficial owners that received a Notice by mail from the record owner should follow the instructions included in the Notice to view the proxy statement and transmit their voting instructions. For a beneficial owner to vote in person at the Special Meeting, you must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.
How many votes do I have?
You have one vote for each share of our common stock that you owned as of the close of business on the Record Date.
Who will count the votes?
We have hired Broadridge Financial Solutions, Inc. to count the votes and to act as Inspector of Election.
Could other matters be decided at the Special Meeting?
We are not aware of any other matters that will be considered at the Special Meeting. If any other matters are properly brought before the meeting, the person named in your proxy will vote in accordance with his best judgment.
What does it mean if I receive more than one Notice or proxy card?
If you received more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice and proxy card to ensure that all of your shares are voted.
How do I know the results?
Preliminary voting results will be announced at the Special Meeting. Final results will be published at www.amerco.com, and in the Company’s next periodic report filed with the Securities and Exchange Commission following the Special Meeting or in a current report on Form 8K.
How can I access the AMERCO proxy statement electronically?
To access the AMERCO proxy statement electronically, please visit [www.                                        l] or the Company’s Investor Relations web site, www.amerco.com
Why is AMERCO encouraging webcast participation at the Special Meeting and using the new electronic delivery rules with respect to the delivery of this proxy statement?
AMERCO is actively working to conduct itself in a sustainable manner, i.e., in a manner that meets the needs of the present without compromising the ability of future generations to meet their own needs. Webcast participation at the Special Meeting reduces the carbon footprint of the meeting. Electronic delivery of the Special Meeting materials reduces paper and transportation. It is the Company’s belief that this can be done in a manner that actually increases shareholder participation in the meeting.

PROPOSAL TO RATIFY THE SAC TRANSACTIONS, INCLUDING THE ACTIONS TAKEN BY
AMERCO AND ITS SUBSIDIARIES’ BOARDS OF DIRECTORS, OFFICERS AND
EMPLOYEES IN ENTERING INTO THE SAC TRANSACTIONS.
     The following Stockholder Proposal was included in the Company’s 2007 Proxy Statement and was voted upon at the Company’s 2007 Annual Meeting. The Board of Directors has called the Special Meeting for the purpose of re-voting on this proposal, on the basis of the disclosures regarding the SAC Transactions included in the 2007 Proxy Statement (which are also included as Exhibit H hereto) and the additional disclosures included herein.
“Motion:
That the shareholders vote to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.
Reason for Making the Proposal:
Pending litigation and to protect potential diminishment of shareholder equity.
Relevant Notices:
1) We do not have any material interest in the subject matter of the proposal.
2) We are not members of any partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning or voting shares of AMERCO stock.
3) The above shareholders have continuously held at least $2,000.00 in market value of AMERCO shares and we intend to hold the stock through the date of the annual meeting.
Attachments: All relevant schedules and timelines associated with this motion.”
     The Company is seeking re-ratification of the SAC Transactions and the actions taken by the Company and its subsidiaries’ boards of directors, officers and employees relating to the SAC Transactions. This proposal is referred to as the “Management Proposal.” The SAC Transactions were ratified by more than a majority of the Company’s stockholders at the 2007 Annual Meeting. The disclosure provided to the stockholders in connection therewith is set forth in Exhibit H hereto. Additional information regarding the SAC Transactions is set forth below.
     The Company included the Stockholder Proposal in its 2007 Proxy Statement and on the ballot for the 2007 Annual Meeting but made no recommendation with respect to the Stockholder Proposal. To help Company stockholders make an informed decision with respect to the Stockholder Proposal, the Company set forth in the 2007 Proxy Statement descriptions of the material contracts and transactions between the Company (including its affiliates) and SAC. The Company also attached as Exhibits to the 2007 Proxy Statement copies of the various material contracts, or templates thereof, between SAC and the Company. These descriptions, contracts and templates were intended to provide an understanding of the relationship and transactions between the Company and SAC between 1992 and March 31, 2007.
     A substantial majority of the AMERCO stockholders approved the Stockholder Proposal at the 2007 Annual Meeting. The SAC Transactions were ratified at the 2007 Annual Meeting by both a “majority of the minority stockholders” of the Company who in fact voted, and a “majority of all stockholders.” Specifically, the votes approving the Stockholder Proposal constituted 72% of all of AMERCO’s shares outstanding and entitled to vote. Of votes cast “for” or “against” the Stockholder Proposal, 83% approved the Stockholder Proposal. Of the minority stockholder votes cast “for” or “against” the Stockholder Proposal (i.e. the shares voted excluding the votes cast by majority stockholders Edward J. Shoen, Mark V. Shoen, James P. Shoen and their related entities), 63% approved the Stockholder Proposal

     On the basis of the 2007 Stockholder Ratification Vote, the Company filed a Dispositive Motion, seeking to dispose of the Derivative Litigation. On November 6, 2007, the Plaintiffs filed an Opposition to the Company’s Dispositive Motion. On December 17, 2007, the Court issued an Order denying the Company’s Dispositive Motion. In this Order, the Court stated “ . . . The Court finds genuine issues of material fact remain in dispute regarding the sufficiency of the disclosure to the shareholders of the common directorship, office or financial interest. Plaintiffs’ allegations of irregularities in the shareholder proposal and proxy process create issues of fact which, at this time, preclude entry of summary judgment.”
     On April 4, 2008, the Company received another proposal (the “2008 Stockholder Proposal”) from approximately 79 employee shareholders, requesting a re-vote on the Stockholder Proposal. The 2008 Stockholder Proposal states as follows, and is set forth in its entirety on Exhibit I hereto:
“We the undersigned respectfully request a vote by the shareholders to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.”
     On April 7, 2008, the Derivative Litigation was dismissed, on the basis that the subject matter of the lawsuit had been settled and dismissed in earlier litigation known as Goldwasser v. Shoen, C.V.N.-94-00810-ECR (D. Nev.). On May 8, 2008, the Plaintiffs filed a Notice of Appeal of such dismissal to the Nevada Supreme Court.
     The Company believes that the 2007 Proxy Statement sufficiently disclosed all material facts regarding the SAC Transactions and that there were no irregularities in the Stockholder Proposal or proxy process. However, in order to address the alleged deficiencies noted in the Opposition and Order, and in order to implement the purpose of the 2007 Stockholder Ratification Vote, the Board of Directors of the Company has decided to have this matter re-voted upon, as a management-endorsed proposal, with added disclosures as set forth herein regarding the SAC Transactions. Prior to the filing of this Proxy Statement with the Securities and Exchange Commission, the Company provided a draft of the proxy statement to counsel for the Plaintiffs in the Derivative Litigation, seeking its comments on the document. Such counsel provided comments to the Company in a letter dated May 29, 2008, which letter is attached as Exhibit J hereto. The Company made certain changes to this Proxy Statement, which changes are reflected in this Proxy Statement, after reviewing that letter. The Board has called a Special Meeting of Stockholders for the sole purpose of conducting a second vote to ratify the SAC Transactions. By seeking re-ratification of the SAC Transactions with the additional information herein, the Company is in no way admitting that the prior disclosures were insufficient. In the event the SAC Transactions are ratified (again) by more than a majority vote at the Special Meeting, and in the event the Derivative Litigation is reinstated, the Company will file another dispositive motion seeking to terminate the Derivative Litigation. In the case of a negative vote by the stockholders with respect to the SAC Transactions, the Company will continue to defend the Derivative Litigation.
     Management considers one benefit of submitting to the stockholders a re-vote on the SAC transactions to be the avoidance or reduction of attorneys’ fees and other litigation-related costs for which the Company will be responsible, in the event the Derivative Litigation is reinstated. In the event the Derivative Litigation is reinstated, such litigation-related costs may include the cost of an investigation by a special committee of independent directors, if authorized by the Board of Directors. Under applicable law, such an investigation may be undertaken, in the event the Derivative Litigation reinstated, to determine whether, in the judgment of the special committee, the Derivative Litigation is in the best interests of the Company; and if not, whether it should be terminated. Subject to review by the Court, a special committee’s investigation can affect the course of the Derivative Litigation.
     The Management Proposal is not based on an investigation of the SAC Transactions by a special committee of independent directors. In March of 2007, the Court in the Derivative Litigation ruled, on the assumption the allegations in the Complaint are true, that for purposes of the requirement of a pre-litigation demand upon the Board of Directors, the following officers and current and former members of the Company’s Board of Directors are interested directors: Edward J. Shoen, James P. Shoen, Mark V. Shoen,

William E. Carty, Charles J. Bayer, John P. Brogan, and James Grogan. This finding of the Court is being challenged by the Company on appeal.
      Derivative Litigation
     On September 24, 2002, Paul F. Shoen filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned Paul F. Shoen vs. SAC Holding Corporation et al., CV02-05602, seeking damages and equitable relief on behalf of AMERCO from SAC Holdings and certain current and former members of the AMERCO Board of Directors, including Edward J. Shoen, Mark V. Shoen and James P. Shoen as defendants. AMERCO is named a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty, self-dealing, usurpation of corporate opportunities, wrongful interference with prospective economic advantage and unjust enrichment and seeks the unwinding of sales of self-storage properties by subsidiaries of AMERCO to SAC prior to the filing of the complaint. The complaint seeks a declaration that such transfers are void as well as unspecified damages. On October 28, 2002, AMERCO, the Shoen directors, the non-Shoen directors and SAC filed Motions to Dismiss the complaint. In addition, on October 28, 2002, Ron Belec filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned Ron Belec vs. William E. Carty, et al., CV 02-06331 and on January 16, 2003, M.S. Management Company, Inc., filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned M.S. Management Company, Inc. vs. William E. Carty, et al., CV 03-00386. Two additional derivative suits were also filed against these parties. These additional suits are substantially similar to the Paul F. Shoen derivative action. The five suits assert virtually identical claims. These lawsuits alleged, among other things, that the AMERCO Board lacked independence. The Court dismissed these actions on May 21, 2003, concluding that the AMERCO Board of Directors had the requisite level of independence required in order to have these claims resolved by the Board. The court consolidated all five complaints before dismissing them. Plaintiffs appealed and, on July 13, 2006, the Nevada Supreme Court reversed the rulings of the trial court and remanded the case to the trial court for proceedings consistent with its ruling, allowing the plaintiffs to file an amended complaint and plead in addition to substantive claims, demand futility.
     On November 8, 2006, the Plaintiffs filed an Amended Consolidated Verified Stockholders’ Derivative Complaint (“Complaint”, attached as Exhibit B hereto.) On December 22, 2006, the defendants filed motions to dismiss. On March 29, 2007, the Court issued an order denying AMERCO’s motion to dismiss regarding the issue of demand futility, and stated that “Plaintiffs have satisfied the heightened pleading requirements of demand futility by showing a majority of the members of the AMERCO Board of Directors were interested parties in the SAC transactions.” On March 30, 2007, the Court heard oral argument on the remainder of the Defendants’ Motions to Dismiss—including the Company’s Motion to Dismiss (the “Goldwasser Motion”) based on the fact that the subject matter of the Derivative Litigation had been settled and dismissed in earlier litigation known as Goldwasser v. Shoen, C.V.N.-94-00810-ECR(D.Neu.), which was filed in District Court in Washoe County—and requested supplemental briefing. The supplemental briefs were filed on May 14, 2007.
     In response to the 2007 Stockholder Ratification Vote, the Company filed a motion on September 13, 2007 (the “Dispositive Motion”), seeking to terminate the derivative action on the basis of the 2007 Stockholder Ratification Vote. Plaintiffs opposed the motion, arguing that the information disclosed in the 2007 Proxy Statement was insufficient, and that Nevada law would not permit the case to be terminated on this basis. (Copies of the Company’s Dispositive Motion, Plaintiff’s Opposition, and the Company’s Reply are attached as Exhibits C, D and E, respectively, hereto.) The Court denied the Dispositive Motion on December 17, 2007, stating that there are disputed issues of material fact regarding the sufficiency of the disclosure to the stockholders, but not ruling on the legal issues as to the basis for terminating the derivative action based on the 2007 Stockholder Ratification Vote. The ruling did not preclude a renewed motion for summary judgment after discovery and further proceedings on these issues.
     On April 7, 2008, the Derivative Litigation was dismissed, on the basis of the Goldwasser Motion. On May 8, 2008, the Plaintiffs filed a Notice of Appeal of such dismissal to the Nevada Supreme Court.
     Additional Information

     While the Company believes its disclosure in the 2007 Proxy Statement was sufficient, the disclosure set forth in this section of the Proxy Statement is intended to supplement the disclosure provided in the 2007 Proxy Statement regarding the Derivative Litigation and the SAC Transactions.
     Based upon information provided to the Company, the Company believes that the Plaintiffs in the Derivative Litigation are the registered owners of a relatively small amount of AMERCO stock. The Company has requested that the Plaintiffs inform us of the number of shares they own, but the Plaintiffs have refused to do so. The Company does not know if the Plaintiffs are beneficial owners of Company stock in ‘street name’. As of the Record Date, the Company has 19,631,314 shares of common stock outstanding and entitled to vote.
     In September 2002, Plaintiffs filed the Derivative Litigation, during a time when the Company was seeking to refinance a substantial amount of Company debt. The refinancing did not occur, due to a combination of factors including the pendency of the Derivative Litigation. Ultimately, as a result of the failure to timely secure the refinancing, the Company’s subsidiary, Amerco Real Estate Company, and AMERCO each filed for Chapter 11 bankruptcy protection, in the United States Bankruptcy Court for the District of Nevada in June and August of 2003, respectively. The Company and Amerco Real Estate Company were each discharged from Chapter 11 bankruptcy protection in March 2004. The Chapter 11 bankruptcy cost the Company $50.6 million in direct restructuring charges and tens of millions of dollars in other costs. Although the Derivative Litigation has been pending for approximately five and one-half years, an answer to the Complaint has not been due or filed, and no discovery has been conducted. As of April 2008, in excess of $2 million in legal fees had been incurred by the Company in defending the Derivative Litigation
     The Company believes that the 2007 Proxy Statement sufficiently disclosed all material facts regarding the SAC Transactions and that there were no irregularities in the Stockholder Proposal or 2007 Annual Meeting proxy process. In its Order denying the Company’s Dispositive Motion, the Court held that issues of material fact in the litigation are in dispute, and noted that:
Plaintiffs contend the proxy should have informed the shareholders: (1) that the proposal was an attempt to dispose of this litigation and preclude the company from recovering funds from the SAC entities; (2) of the potential benefits of the litigation to the company; (3) why Plaintiffs believe the transactions were unfair; (4) of the specific terms of the disputed transactions; (5) that the transactions were not reviewed for fairness by an independent party; (6) how the terms of the disputed transactions were settled; and (7) that the SAC entities use the companies’ employees and resources without compensating the company.
     The Plaintiffs have also alleged in their Opposition that the following matters were not adequately disclosed in the 2007 Proxy Statement: (8) the matters considered, and the conclusions of, the Special Committee in respect of the Stockholder Proposal; (9) an explanation of who conducted and commissioned the real estate appraisals of the SAC Properties, and why appraisals of certain of the SAC Properties were generated after such properties were sold from the Company to SAC; (10) disclosure of whether the SAC Properties were listed publicly for sale or were subject to a competitive bidding process; and (11) disclosures regarding the Company’s strategic business plan. In its May 29, 2008 letter (attached as Exhibit J hereto), the Plaintiffs also alleged that the Company did not discuss what interests the Company retained in the properties sold to the SAC entities nor what rights the Company reserved with respect to the proceeds of sales when the SAC entities re-sold properties to third parties.
     The Company is providing additional information, as set forth below, on the subjects specifically identified in each of the contentions noted above, so that the Company’s stockholders can consider this information in deciding whether and how to re-vote on the ratification of the SAC Transactions. By seeking re-ratification of the SAC Transactions with the additional information in this proxy statement, the

Company is in no way admitting that the prior disclosures were insufficient, but, instead, has opted to do so as an efficient means for resolving any disputes about the prior vote.
     Plaintiff’s Alleged Disclosure Deficiencies.
     (1) The Stockholder Proposal was an attempt to dispose of the Derivative Litigation and preclude the Company from recovering funds from the SAC entities.
     Disclosure: AMERCO sought to use the 2007 Stockholder Ratification Vote to dispose of the Derivative Litigation. In the event the SAC Transactions are ratified (again) by more than a majority vote at the Special Meeting, and in the event the Derivative Litigation is reinstated, the Company will file another dispositive motion, seeking to terminate such action. The Company intends to seek a final closure and termination of the litigation regarding the SAC Transactions.
     The Nevada General Corporations Law provides that a contract or other transaction is not void or voidable solely because the contract or transaction is between a corporation and one or more of its directors or officers or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, if
The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
NRS 78.140(2)(b)
     In deciding how to vote on the Management Proposal, Stockholders may consider what the Plaintiffs say they sought to accomplish in the Derivative Litigation. Plaintiffs’ claims are detailed in their Complaint (attached as Exhibit B hereto).
     The Derivative Litigation has recently been dismissed, on grounds that the subject matter of the lawsuit had been settled in earlier litigation. Such dismissal was appealed by the Plaintiffs to the Nevada Supreme Court. If the Derivative Litigation is reinstated, the Management Proposal, if approved by the Company’s stockholders through this proxy and as provided for in the statute, will be used as the basis for renewing the Company’s argument that the ratified SAC Transactions can no longer be challenged by Plaintiffs after approval of the SAC Transactions by a majority of the Company’s Stockholders holding a majority of voting power in the Company. The Company cannot predict whether the Court would grant such motion, and the Company notes that it will be up to the Court to decide the ultimate effect of the stockholder vote on the Management Proposal.
     If the Derivative Litigation is finally dismissed, the Plaintiffs’ claims against the Company, the officers and directors of the Company, and the other parties to the Derivative Litigation would terminate. If that occurs, the Plaintiffs maintain that the Company and the other defendants in the Derivative Litigation would be released from potential liability and the Company would be precluded from recovering a monetary judgment or a return of the SAC Properties from SAC. As a result, the individual defendants would be released from potential personal liability and stockholders would be barred from recovering on the claims set forth in the Derivative Litigation. The Plaintiffs further contend that the individual officers and directors who have been named as defendants in the Derivative Litigation—including, without limitation, Mark V. Shoen, who is the owner of SAC and an executive officer and majority stockholder of the company. James P. Shoen, who is an owner of an affiliate of a SAC entity and an executive officer, director and majority stockholder of the Company, and Edward J. Shoen, who is the President and Chief Executive Officer of the Company, a majority stockholder of the Company and sibling to Mark V. Shoen and James P. Shoen—will benefit from a dismissal or termination of the Derivative Litigation because the dismissal or termination would relieve those individuals from potential personal liability, including claims for punitive damages as set forth in the Complaint.
     (2) The potential benefits of the Derivative Litigation to the Company.
     Disclosure: The Complaint (attached as Exhibit B hereto) and Plaintiffs’ Opposition (attached as Exhibit D hereto) set forth Plaintiffs’ position as to the potential benefits of the Derivative Litigation to the Company. One of Plaintiffs’ contentions in the Derivative Litigation is that the SAC Properties were sold by the Company at a price that was lower than what the Plaintiffs believe the price should have been. The Plaintiffs contend that one possible outcome of the Derivative Litigation could involve a court ordered payment by SAC to the Company of a substantial sum of money. The Plaintiffs contend that another possible outcome of the Derivative Litigation could involve a return of the SAC Properties to the Company. The Company is expressing no view on the likelihood of any outcome in the event the Derivative Litigation is reinstated. If the Derivative Litigation is reinstated and the case goes forward, however, it is reasonable to expect that discovery, pretrial, trial, and appellate proceedings could continue for years.
     (3) Reasons why Plaintiffs believe the SAC Transactions were unfair to the Company.
     Disclosure: At pages 10 to 18 of the Complaint (attached as Exhibit B hereto), the Plaintiffs set forth allegations about the Company’s transactions with SAC. Plaintiff’s Opposition (attached as Exhibit D hereto) also identifies reasons why the Plaintiffs believe the SAC Transactions were unfair to the Company. Among other things, the Plaintiffs have noted that 230 of the SAC Properties were sold by Company subsidiaries to SAC. Plaintiffs further note that this was done at a price of $15.3 million below their aggregate appraised value of $615.9 million. As noted in the 2007 Proxy Statement, these properties had an aggregate sale price of $600.6 million, an aggregate appraised value of $615.9 million and an aggregate book value of $330.1 million. The Court in the Derivative Litigation has ruled, on the assumption that the allegations of the Complaint are true, that for purposes of the requirement of a pre-litigation demand upon the Board of Directors, the following officers and current and former members of the Company’s Board of Directors are interested directors: Edward J. Shoen, James P. Shoen, Mark V. Shoen, William E. Carty, Charles J. Bayer, John P. Brogan, and James Grogan. This finding of the Court is being challenged by the Company on appeal.
     The Company is providing access to Plaintiffs’ allegations for stockholders to consider in deciding whether or how to vote on the Management Proposal but the Company has not filed an answer to the Complaint and has not taken a position on the contentions alleged by the Plaintiffs.
     (4) The specific terms of the SAC Transactions.
     Disclosure: The specific terms of the SAC Transactions were disclosed in the 2007 Proxy Statement, and are disclosed herein as well, in Exhibit H hereto.
     (5) Fairness review of SAC Transactions by an independent party.
     Disclosure: One of Plaintiffs’ complaints in the Derivative Litigation is that the SAC Transactions were not reviewed for fairness by an independent party. The Company acknowledges that it has never sought nor obtained a “fairness opinion” as to the terms of the SAC Transactions from an independent party. The Company did, however, disclose the appraised values and book values of the SAC Properties. In addition, independent appraisers retained by lenders confirmed the appraised values shown in Exhibit H hereto.
     (6) How the terms of the SAC Transactions were settled.
     Disclosure: The terms of the SAC Transactions were settled following discussion and negotiation between management of the Company and management of SAC. The sales prices of the SAC Properties were determined based on various factors including historical income of the properties, book values, comparable values and the storage net operating income. With respect to the property management agreements, the 6% rate, which is the rate payable on several of the property management agreements between the Company and SAC, is consistent with the rate historically charged by the Company with respect to non-SAC managed properties and is considered a standard management fee in the self-storage industry. The 4% plus incentive rate—which is a rate applicable to some of the more recent property management agreements entered between the Company and SAC—was negotiated to allow U-Haul as property manager (the “U-Haul Manager”) to participate in improving performance. The interest rates under the SAC Notes are reflective of an assessment of both SAC’s credit risk and the anticipated performance of the assets supporting the payments under the SAC Notes. By having control over the day-to-day management of the SAC Properties (which control has existed by virtue of the property management agreements), the Company has been able to anticipate and readily assess the performance of the SAC Properties and accordingly the viability of the SAC Notes. The terms of the U-Haul dealership contracts between subsidiaries of the Company and SAC are substantially similar to the terms of those with U-Haul’s other independent dealers.
     (7) Use of Company Resources
     Disclosure: One of Plaintiffs’ complaints in the Derivative Litigation is that the SAC entities use the Company’s employees and resources without compensating the Company. Company employees and resources are and have been used in connection with the SAC Transactions and the SAC Properties, in the conduct of day-to-day operations pursuant to the property management agreements between the U-Haul Manager and SAC. The property management agreements require the U-Haul Manager, as the property manager, to conduct the day-to-day operations of the SAC Properties. Pursuant to the property management agreements, the U-Haul Manager is reimbursed for its out-of-pocket costs associated with managing the SAC Properties. Payments to the U-Haul Manager under the property management agreements provide compensation for such services and resources. The Company and SAC have recently negotiated fee structures, separate and apart from the fees contemplated under the property management agreements, pursuant to which SAC has agreed to pay the Company specified fees upon the closing of a refinancing of SAC Properties, and specified fees for SAC entity maintenance, as compensation for the Company’s work in those matters. Documentation with respect to such fee structures is attached hereto as Exhibit K.
     (8) Matters considered by, and the conclusions of, the Special Committee.
     Disclosure: In connection with the Company’s receipt of the Stockholder Proposal in June 2007, the Company’s Board of Directors formed a special committee of members of the Company’s Board (the “Special Committee”). The Special Committee was charged with reviewing the Stockholder Proposal and providing recommendations to the Board of Directors with respect thereto. Specifically, the Special Committee reviewed the Stockholder Proposal, gave consideration to the fact that the Stockholder Proposal was submitted to the Company after the published deadline for submission of stockholder proposals, and satisfied itself, based upon conversations with Company management, that the Company did not solicit the Stockholder Proposal. The Special Committee reviewed applicable laws with the assistance of counsel, made a recommendation to the full Board to include the Stockholder Proposal in the 2007 Proxy Statement, and reviewed and provided disclosures regarding the SAC Transactions, as contained in the 2007 Proxy Statement. However, the Special Committee was not requested to, and did not, review the underlying SAC Transactions, including the terms thereof or the fairness of the SAC Transactions to the Company.
     (9) Explanation of who conducted and commissioned the real estate appraisals of the SAC Properties, and why the appraisals of certain of the SAC Properties were generated after such properties were sold from the Company to SAC.
     Disclosure: Substantially all of the SAC Properties purchased by AMERCO subsidiaries have been appraised by third party appraisers, each of whom have earned an “MAI” designation. MAI—which stands for Member of the Appraisal Institute—is a trade organization which monitors appraisers and holds them to a standard. The MAI designation is frequently used in connection with commercial real estate appraisals. The appraisals of the SAC Properties were conducted by various regional and national real estate firms and were commissioned by SAC’s mortgage lenders. Applicable banking regulations prohibited the Company and SAC from commissioning such appraisals or obtaining copies of same prior to the closing of the financing on the respective property. In instances where the SAC Properties were sold to SAC prior to the closing of the applicable mortgage loan to the SAC entity, appraisals were not immediately conducted. Rather, in such cases, the appraisals on such properties were conducted closer to the time of the mortgage loan closing, so as to comport with the lender’s “freshness” requirements for the age of an appraisal.

     (10) Disclosure of whether the SAC Properties were listed publicly for sale or were subject to a competitive bidding process.
     Disclosure: The properties sold from the Company to SAC were not listed publicly for sale and were not subject to a competitive bidding process. Rather, such properties were offered exclusively to SAC.
     (11) Disclosure regarding the Company’s strategic business plan.
     Disclosure: The Plaintiffs contend that the Company failed to disclose in the 2007 Proxy Statement why the Company’s strategic business plan relating to the SAC Transactions was never approved by the Board of Directors of the Company or disclosed to stockholders. Since inception, the AMERCO Board of Directors has been aware of and familiar with the SAC Transactions. Various AMERCO subsidiary entities—as opposed to AMERCO itself—are the parties to the various contracts that constitute the SAC Transactions. Accordingly, formal board of director approvals were obtained from the respective subsidiary entities, and not from the AMERCO Board. The Company has disclosed its relationship with SAC in its public filings.
     As previously disclosed in the 2007 Proxy Statement, SAC was established to help implement the Company’s strategic business plan of expanding the self-storage portfolio operated under the U-Haul name and expanding the number of U-Haul dealer outlets for the rental of U-Haul equipment. Many of the Company’s credit facilities that existed prior to 2004 contained covenants that restricted the Company’s ability to mortgage its assets. As a result, prior to 2004, the Company could not obtain the desired amount of mortgage financing as a means to implement its strategic business plan. SAC, however, was not subject to such lender restrictions. Accordingly, the Company utilized the flexibility inherent in SAC as a means for achieving certain business goals and objectives. Over the course of several years, contractual relationships were established between subsidiaries of the Company and SAC. Templates of such contracts were attached to the 2007 Proxy Statement.
     (12) Disclosure regarding what interests the Company retained in the properties sold to the SAC entities; Rights reserved by the Company with respect to the proceeds of sales when the SAC entities re-sold properties to third parties.
     Disclosure: The Company has retained the right to act as Property Manager with respect to the properties sold to the SAC entities. The template property management agreements were attached as Exhibits to the 2007 Proxy Statement. Between fiscal 1996 and fiscal 2008, the Company received in excess of $100 million in property management fees from SAC. The SAC Properties also operate as U-Haul dealers for the rental of U-Haul trucks, trailers and other equipment, thus affording the Company with an expanded dealer network for the rental of U-Haul equipment. In addition, Company subsidiaries hold or have held various promissory notes from SAC (collectively, the “SAC Notes”), evidencing loans extended from Company subsidiaries to SAC. The template SAC Notes were attached as Exhibits to the 2007 Proxy Statement. Between fiscal 1996 and fiscal 2008, the Company received in excess of $244 million in interest payments from SAC, pursuant to the SAC Notes. The SAC Notes also entitle the lender subsidiaries of the Company to participate in the appreciation of underlying SAC real property realized upon the sale or refinancing of certain properties by SAC to third parties. To date, no payments have been triggered or paid under such property appreciation sharing provisions. Since their inception, there have been no events of default or events which, with notice or passage of time or both, would constitute an event of default by SAC under the SAC Notes. In March 2004, approximately half of the SAC Notes (based on outstanding principal amount) were repaid and satisfied by SAC, in connection with the Company’s court approved bankruptcy restructuring.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

     To the best of the Company’s knowledge, the following table lists, as of June 1, 2008 the beneficial ownership of the Company’s Common Stock of (i) each director of the Company, (ii) (A) all persons serving as the Company’s principal executive officer or as principal financial officer during the fiscal year ending March 31, 2008 (“Fiscal 2008”); and (B) the three most highly paid executive officers who were serving as executive officers at the end of Fiscal 2008 other than the principal executive officer and the principal financial officer (the “Named Executive Officers”) and (iii) all directors and executive officers of the Company as a group. The table also lists those persons who beneficially own more than five percent (5%) of the Company’s Common Stock. The percentages of class amounts set forth in the table below are based on 19,631,314 shares of the Company’s Common Stock outstanding on June 1, 2008.

	Shares of	Percentage of
	Common Stock	Common
	Beneficially	Stock
Name and Address of Beneficial Owner	Owned	Class
Directors:
Charles J. Bayer	2,261	*	*
Director

John P. Brogan	6,000	*	*
Director

John M. Dodds Director	0	*	*

Michael L. Gallagher	0	*	*
Director

M. Frank Lyons	300	*	*
Director

Daniel R. Mullen	7,000	*	*
Director

Named Executive Officers:
Edward J. Shoen (1)	10,642,802	54.21%
Chairman and President of AMERCO and Chief Executive Officer and Chairman of U-Haul International, Inc. (“U-Haul”), Director

James P. Shoen (1) (2)	10,642,802	54.21%
Vice President of U-Haul Business Consultants, Director

Mark V. Shoen (1) (2)	10,642,802	54.21%
Vice President of U-Haul Business Consultants

John C. Taylor	1,800	*	*
President of U-Haul

Jason A. Berg	489	*	*
Chief Accounting Officer of AMERCO

Executive Officers and Directors as a group — 20 persons. (4)	10,677,797	54.39%

	Shares of	Percentage of
	Common Stock	Common
	Beneficially	Stock
Name and Address of Beneficial Owner	Owned	Class
5% Beneficial Owners:
Adagio Trust Company (1)	10,642,802	54.21%
as Trustee under the “C” Irrevocable Trusts dated December 20, 1982

Rosemarie T. Donovan (1)	10,642,802	54.21%
As Trustee of the Irrevocable Trust dated November 2, 1998

The AMERCO Employee Stock Ownership Plan (3)	1,802,702	9.18%

Atticus Capital, L.L.C.	1,418,339	7.22%
152 West 57th Street, 45th Floor New York, New York 100196

Sophia M. Shoen	1,305,560	6.65%
5104 N. 32nd Street Phoenix, Arizona 85018

**	The percentage of the referenced class beneficially owned is less than one percent.

(1)	This consists of 10,642,802 shares subject to a Stockholder Agreement dated June 30, 2006, which includes shares beneficially owned by Edward J. Shoen (3,488,023); Mark V. Shoen (3,529,748); James P. Shoen (1,950,308); Rosemarie T. Donovan, as Trustee of the Irrevocable Trusts dated November 2, 1998 (250,250); and Adagio Trust Company, as Trustee under the “C” Irrevocable Trusts dated December 20, 1982 (1,424,473).

(2)	Mark V. Shoen and James P. Shoen also beneficially own 80,000 shares (1.31 percent) and 33,036 shares (0.54 percent), respectively, of the Company’s Series A 8 1/2% Preferred Stock. The executive officers and directors as a group beneficially own 120,236 shares (1.97 percent) of the Company’s Series A 8 1/2% Preferred Stock.

(3)	The Trustee of the AMERCO Employee Stock Ownership Plan (the “ESOP”) consists of three individuals without a past or present employment history or business relationship with the Company and is appointed by the Company’s Board of Directors. Under the ESOP, each participant (or such participant’s beneficiary) in the ESOP is entitled to direct the ESOP Trustee with respect to the voting of all Common Stock allocated to the participant’s account. In the event such participant does not provide such direction to the ESOP Trustee, the ESOP Trustee votes such participant’s shares in the ESOP Trustee’s discretion. In addition, all shares in the ESOP not allocated to participants are voted by the ESOP Trustee in the ESOP Trustee’s discretion. As of April 1, 2008, of the 1,802,702 shares of Common Stock held by the ESOP, 1,385,926 shares were allocated to participants and 416,776 shares remained unallocated. The number of shares reported as beneficially owned by Edward J. Shoen, Mark V. Shoen, James P. Shoen, and Sophia M. Shoen include 4,342; 4,067; 3,994; and 197 shares of Common Stock, respectively, allocated by the ESOP to those individuals. Those shares are also included in the number of shares held by the ESOP.

(4)	The 10,677,797 shares constitutes the shares beneficially owned by the directors and officers of the Company as a group, including the 10,642,802 shares subject to the Stockholder Agreement discussed in footnote 1 above.
     To the best of the Company’s knowledge, there are no arrangements giving any stockholder the right to acquire the beneficial ownership of any shares owned by any other stockholder.
THE COMPANY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SAC TRANSACTIONS, INCLUDING THE ACTIONS TAKEN BY AMERCO AND ITS SUBSIDIARIES’ BOARDS OF DIRECTORS, OFFICERS AND EMPLOYEES IN ENTERING INTO THE SAC TRANSACTIONS.
OTHER MATTERS

     Upon request, the Company will provide, by First Class U.S. Mail (or by email, if requested), to each stockholder of record as of the Record Date, without charge, a copy of this Proxy Statement including all Exhibits and attachments hereto and the proxy card. Requests for this information should be directed to: Director, Financial Reporting, U-Haul International, Inc., PO Box 21502, Phoenix, Arizona 85026-1502. Such requests may also be made telephonically by calling [                                        ] or over the Internet by visiting to www.amerco.com.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
     For inclusion in the proxy statement and form of proxy relating to the 2008 annual meeting of stockholders of AMERCO, a stockholder proposal intended for presentation at that meeting had to have been submitted in accordance with the applicable rules of the Securities and Exchange Commission and received by the Secretary of AMERCO, c/o U-Haul International, Inc., 2721 North Central Avenue, Phoenix, Arizona 85004, on or before March 6, 2008. Proposals to be presented at the 2008 annual meeting of stockholders of AMERCO that are not intended for inclusion in the proxy statement and form of proxy had to have been submitted by that date and in accordance with the applicable provisions of the Company’s Bylaws, a copy of which is available upon written request, delivered to the Secretary of AMERCO at the address in the preceding sentence.

EXHIBIT A
AMERCO 2008 SPECIAL MEETING OF STOCKHOLDERS
_______________, 2008
Tempe, Arizona
MEETING PROCEDURES
     In fairness to all stockholders attending the 2008 Special Meeting of Stockholders, and in the interest of an orderly meeting, we ask you to honor the following:
     A. Admission to the meeting is limited to stockholders of record or their proxies. Stockholders of record voting by proxy will not be admitted to the meeting unless their proxies are revoked, in which case the holders of the revoked proxies will not be permitted to attend the meeting. The meeting will not be open to the public. The media will not be given access to the meeting.
     B. With the exception of cameras and recording devices provided by the Company, cameras and recording devices of all kinds (including stenographic) are prohibited in the meeting room.
     C. After calling the meeting to order, the Chairman will require the registration of all stockholders intending to vote in person, and the filing of all proxies with the teller. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies will be accepted. (Bylaws, Article II, Section 9)
     D. The Chairman of the meeting has absolute authority to determine the order of business to be conducted at the meeting and to establish rules for, and appoint personnel to assist in, preserving the orderly conduct of the business of the meeting (including any informal, or question-and-answer, portions thereof). (Bylaws, Article II, Section 9)
     E. When an item is before the meeting for consideration, questions and comments are to be confined to that item only.
     F. Pursuant to Article II, Section 5 of the Company’s Bylaws, only such business (including director nominations) as shall have been properly brought before the meeting shall be conducted.
     Pursuant to the Company’s Bylaws, in order to be properly brought before the meeting, such business must have either been (1) specified in the written notice of the meeting given to stockholders on the record date for such meeting by or at the direction of the Board of Directors, (2) brought before the meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements.
     a) Such notice must have set forth:
     i. a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting,
     ii. the name and address of the person proposing to bring such business before the meeting,
     iii. the class and number of shares held of record, held beneficially, and represented by proxy by such person as of the record date for the meeting,

A-1

     iv. if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 14 of the Exchange Act, as amended, or any successor thereto (the “Exchange Act”), and the written consent of each such nominee to serve if elected,
     v. any material interest of such stockholder in the specified business,
     vi. whether or not such stockholder is a member of any partnership, limited partnership, syndicate, or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning, or voting shares of the corporation, and
     vii. all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.
     No business shall be brought before any meeting of the Company’s stockholders otherwise than as provided in this Section. The Chairman of the meeting may, if the facts warrant, determine that any proposed item of business or nomination as director was not brought before the meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the improper item of business or nomination shall be disregarded.
     G. At the appropriate time, any stockholder who wishes to address the meeting should do so only upon being recognized by the Chairman of the meeting. After such recognition, please state your name, whether you are a stockholder or a proxy for a stockholder, and, if you are a proxy, name the stockholder you represent. All matters should be concisely presented.
     H. A person otherwise entitled to attend the meeting will cease to be so entitled if, in the judgment of the Chairman of the meeting, such person engages in disorderly conduct impeding the proper conduct of the meeting against the interests of all stockholders as a group. (Bylaws, Article II, Section 6)
     I. If there are any questions remaining after the meeting is adjourned, please take them up with the representatives of the Company at the Secretary’s desk. Also, any matters of a personal nature that concern you as a stockholder should be referred to these representatives after the meeting.
     J. The views, constructive comments and criticisms from stockholders are welcome. However, it is requested that no matter be brought up that is irrelevant to the business of the Company.
     K. It is requested that common courtesy be observed at all times.
     Our objective is to encourage open communication and the free expression of ideas, and to conduct an informative and meaningful meeting in a fair and orderly manner. Your cooperation will be sincerely appreciated.

A-2

EXHIBIT B

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1650
MARTHAJ ASHCRAFT
Nevada State Bar No. 1208
JAMES E. BERCHTOLD
Nevada Bar No. 5874
LEWIS AND ROCA LLP
3993 Howard Hughes Pkwy, Suite 600
Las Vegas, Nevada 89109
Telephone: (702) 949-8200
Facsimile: (702) 949-8352
JASMINE MEHTA
Nevada Bar No 8188
LEWIS AND ROCA LLP
5355 Kietzke Lane, Suite 200
Reno, NV 89511
(775) 770-2600
(775) 770-2612(fax)
[Additional Counsel on last page]
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE

PAUL F. SHOEN et al, Plaintiffs VS. SAC HOLDING CORPORATION et al, Defendants	Case No. CV02-05602 Consolidated with: (1) Case No. CV02-06331; (2) Case No. CV03-02486; and (3) Case No. CV03-02617 Dept No. B6

ERRATA TO AMENDED CONSOLIDATED VERIFIED STOCKHOLDERS’
DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF
     Plaintiffs, by and through their undersigned counsel, hereby file an errata to the Amended Consolidated Verified Stockholders’ Derivative Complaint for Damages and Equitable Relief (“Amended Complaint”), filed on November 8, 2006. The page numbers of the Amended
Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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Complaint were in Roman numerals. Attached hereto as Exhibit A is a corrected Amended Complaint with Arabic numerals rather than Roman numerals. There is no other difference between the Amended Complaint filed on November 8, 2006, and the Amended Complaint attached hereto as Exhibit A.

Dated: November 17, 2006	LEWIS AND ROCA LLP
	By:	/s/ Jasmine K. Mehta
MARTHA J. ASHCRAFT
JAMES E. BERCHTOLD

3993 Howard Hughes Pkwy, Suite 600
Las Vegas, Nevada 89109
Telephone: (702) 949-8200
Facsimile: (702) 949-8352

        JASMINE K. MEHTA
5355 Kietzke Lane, Suite 200
Reno, Nevada 89511
Telephone: (775) 770-2600
Facsimile: (775) 770-2612

Attorneys for Plaintiff Paul F. Shoen

LATHAM & WATKINS LLP
        MARC W. RAPPEL (admitted pro hac vice)
        BRIAN T. GLENNON (admitted pro hac vice)
633 West Fifth Street, Suite 4000
Los Angeles, California 90071-2007
Telephone: (213)485-1234
Facsimile: (213)891-8763

Attorneys for Plaintiff Paul F. Shoen

ROBBINS UMEDA & FINK LLP
        BRIAN J. ROBBINS
        KELLY M. McINTYRE
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Attorneys for Plaintiff Ron Belec

Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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BECKLEY SINGLETON CHTD
        IKE L. EPSTEIN
        DANIEL F. POLSENBERG
1875 Plumas Street, Suite 1
Reno, Nevada 89509-3387
Telephone: (775) 823-2900
Facsimile: (775) 823-2929

Attorneys for Plaintiff Ron Belec

BERMAN, DEVALERIO, PEASE, TABACCO,
BURT & PUCILLO
        JOSEPH J. TABACCO, JR.
        CHRISTOPHER HEFFELFINGER
425 California Street, Suite 2025
San Francisco CA 94104
Telephone: (415) 433-3200
Facsimile: (415) 433-6382

Attorneys for Plaintiff Glenbrook Capital Limited Partnership

HAROLD B. OBSTFELD P.C.
        HAROLD B. OBSTFELD
260 Madison Avenue, 18th Floor
New York, NY 10016
Telephone: (212) 696-1212
Facsimile: (212) 696-1398

Attorneys for Plaintiff Alan Kahn

BECKLEY SINGLETON CHTD
        DAVID WASICK
1875 Plumas Street, Suite 1
Reno, Nevada 89509-3387
Telephone: (775) 823-2900
Facsimile: (775) 823-2929

Attorneys for Plaintiffs Glenbrook Capital
Limited Partnership and Alan Kahn

Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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CERTIFICATE OF SERVICE
     Pursuant to Nev. R Civ. P. 5(b), I hereby certify that service of the foregoing ERRATA TO AMENDED CONSOLIDATED VERIFIED STOCKHOLDERS’ DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF was made this date by depositing a copy for mailing, first class mail, postage prepaid, at Las Vegas, Nevada, to the following:
Beckley Singleton, Chtd
Attn: Daniel F. Polsenberg
          Ike Lawrence Epstein
530 Las Vegas Blvd. South
Las Vegas, NV 89101
Attorneys for Ron Belec, Glenbrook Capital LP, and Alan Kahn
Berman De Valerio Pease Tabacco Butt & Pucillo
Attn: Joseph J. Tobacco Jr.
          Christopher T. Heffelfinger
425 California Street, Suite 2025
San Francisco, CA 94104
Attorneys for Glenbrook Capital LP
Harold B. Obstfeld P.C.
Attn: Harold B. Obstfeld
100 Park Avenue, 20th Floor
New York, NY 10017-5510
Attorneys for Alan Kahn
Irell & Manella LLP
Attn: Charles Edward Elder
          Daniel Patrick Lefler
          David Siegel
1800 Avenue of the Stars
Suite 900
Los Angeles, CA 90067-4276
Attorneys for Charles Bayer, Aubrey Johnson, M. Frank Lyons, John P.
Brogan, James J. Rogan, and John M. Dodds
Latham & Watkins
Attn: Mark W. Rappel
          Brian T. Glennon
633 W. Fifth Street, Suite 4000
Los Angeles, CA 90071
Attorneys for Plaintiff Paul F. Shoen
Law Offices of Bruce G. Murphy
Attn: Bruce G. Murphy
265 Llwyds Lane
Vero Beach, FL 32963
Attorneys for Ron Belec
Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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Law Offices of Calvin R. X. Dunlap
Attn: Calvin Dunlap
691 Sierra Rose Dr., Ste. A
P.O. Box 3689
Reno, NV 89505
Attorneys for SAC Defendants and Mark Shoen
Law Offices of Peter D. Fischbein
Attn: Peter D. Fischbein
777 Terrace Avenue, 5th Floor
Hasbrouck Heights, NJ 07604
Attorneys for M.S. Management Company, Inc.
Laxalt & Nomura
Attn: Daniel Hayward
9600 Gateway Drive
Reno, NV 89521
Attorneys for AMERCO
Lerach Coughlin Stoia Geller Rudman & Robbins LLP
Attn: William S. Lerach
          Travis E. Downs, III
          Amber L. Eck
655 West Broadway, Suite 1900
San Diego, CA 92101
Attorneys for Ron Belec
Marshall Hill Cassas & De Lipkau
Attn: John Fowler
          Rew R. Goodenow
Holcomb Professional Bldg.
333 Holcomb Ave, Ste. 300
Reno, NV 89505
Attorneys for John M. Dodds, Richard Herrera, Aubrey Johnson, Charles
J. Bayer, John P. Brogan, and James J. Grogan
McDonald, Carano, Wilson LLP
Attn: Thomas R. C. Wilson
100 West Liberty Street, 10th Floor
P.O. Box 2670
Reno, NV 89505-2670
Attorneys for Edward Shoen, James P. Shoen, and William E. Carty
Morrison & Forester
Attn: Jack Londen
          Melvin Goldman
425 Market Street
San Francisco, CA 94105-2482
Attorneys for AMERCO
Morrison & Forester LLP
Attn: Mark R. McDonald
444 W. Fifth Street, Ste. 3500
Los Angeles, CA 90013-0124
Attorneys for AMERCO
Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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Pillsbury Winthrop Shaw Pittman LLP
Attn: Walter J. Robinson
          Theodore Keith Bell
2475 Hanover Street
Palo Alto, CA 94304
Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William E. Catty
Quarles & Brady, Streich & Lang
Attn: James Ryan
          Deanna Peck
Renaissance One
Two North Centrl Avenue
Phoenix, Arizona 85004-2391
Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William E. Carty
Robbins Umeda & Fink
Attn: Brian Robbins
610 W. Ash Street, #1800
San Diego, CA 92101
Attorneys for Ron Belec
Squire Sanders & Dempsey LLP
Attn: Mark A. Nadeau
          Brian A. Cabianca
Two Renaissance Square
40 North Central Avenue, Ste. 2700
Phoenix, AZ 85004-4498
Attorneys for SAC Defendants and Mark Shoen
DATED this 17th day of November, 2006

/s/ Jeannie Brandes
An Employee of LEWIS AND ROCA LLP

Lewis and Roca LLP
5335 Kietzke Lane,
Suite 220
Reno, NV 89511

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1090
MARTHA J. ASHCRAFT
Nevada State Bar No. 1208
JAMES E. BERCHTOLD
Nevada Bar. No. 5874
LEWIS AND ROCA LLP
3993 Howard Hughes Pkwy, Suite 600
Las Vegas, Nevada 89109
Telephone: (702) 949-8200
Facsimile: (702)949-8352
[Additional Counsel on last page]
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE

PAUL F. SHOEN et al,	Case No. CV02-05602
Plaintiffs
Consolidated with: (1) Case No. CV02-06331;
(2) Case No. CV03-02486; and (3) Case No.
CV03-02617
vs.

SAC HOLDING CORPORATION et al, Defendants
Dept. No. B6

AMENDED CONSOLIDATED VERIFIED STOCKHOLDERS’
DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF

AMENDED CONSOLIDATED VERIFIED STOCKHOLDERS’ DERIVATIVE
COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF
LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELES
AMENDED VERIFIED STOCKHOLDERS’ DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF

B7

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LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELES
AMENDED VERIFIED STOCKHOLDERS’ DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF

B8

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LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELES
AMENDED VERIFIED STOCKHOLDERS’ DERIVATIVE COMPLAINT FOR DAMAGES AND EQUITABLE RELIEF

B9

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INTRODUCTION
     1. Plaintiffs seek to halt and unwind a series of self-dealing transactions through which AMERCO Directors and Executive Officers EDWARD “JOE” SHOEN, JAMES SHOEN and MARK SHOEN (collectively, the “Shoen Insiders”) — with the assistance of current and former AMERCO Directors JOHN DODDS, WILLIAM CARTY, RICHARD HERRERA, AUBREY JOHNSON, CHARLES BAYER, JOHN BROGAN and JAMES GROGAN — have transferred hundreds of self-storage properties and over $200 million of equity away from AMERCO to a series of companies (the “SAC Entities”) created by the Shoen Insiders. The scheme to strip AMERCO of its self-storage business is the latest example of a long standing pattern of the Shoen Insiders elevating their personal interests over their fiduciary duties and exercising unfettered control over the AMERCO Board of Directors.
     2. Before the Shoen Insiders created the SAC Entities, AMERCO vigorously expanded its lucrative self-storage business by acquiring, developing and operating storage facilities. After creating the SAC Entities, however, Defendants transferred all self-storage properties and development opportunities to the SAC Entities at prices that were unfair to AMERCO and which prevented AMERCO from realizing any profits on the transactions AMERCO’s Directors — who also served as Directors and Executive Officers of AMERCO’s subsidiary companies — forced the subsidiaries to provide over $600 million in non-recourse financing to the SAC Entities which then was used to purchase self-storage properties. After the SAC Entities acquired the self-storage properties (using loans provided by AMERCO’s subsidiaries), they entered into “management agreements” through which U-Haul International, Inc. — AMERCO’s largest subsidiary — would operate the business using U-Haul employees and the U-Haul trade name. The SAC Entities, however, retain 94% of the revenue generated by the self-storage property. Through this ruse, the SAC Entities have acquired one of the nation’s largest and most profitable self-storage businesses for a fraction of its value and with virtually no risk.
     3. The Shoen Insiders hatched the scheme to transfer AMERCO’s self-storage business to the SAC Entities in 1994, at a time when they were facing the prospect of losing control of AMERCO. Defendants concealed this plan because AMERCO’s Articles of
LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELS
DEMAND FOR JURY TRIAL

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Incorporation require that AMERCO’s dealings with the SAC Entities be approved by two-thirds shareholder vote, or approved by the AMERCO Board. Defendants did not have the required shareholder support and a presentation to the Board would have exposed the scheme — essentially to take AMERCO’s self-storage business private — to attack by Plaintiffs and other concerned shareholders. Thus, from 1994 until March 2002, AMERCO’s public filings concealed the nature, extent and magnitude of AMERCO’s dealing with the SAC Entities by referring to the transactions in a confusing and incomplete matter, without the context needed to allow investors to comprehend the magnitude of the self-dealing scheme.
     4. In March 2002, AMERCO’s longtime auditor revealed the scheme by forcing Defendants to consolidate the financial statements of the SAC Entities and AMERCO, At the same time, AMERCO’s auditor disclosed numerous material weaknesses in AMERCO’s internal controls. By this time, however, it was too late, AMERCO already had transferred hundreds of self-storage properties to the SAC Entities at unfair prices and provided the SAC Entities with over $600 million in non-recourse loans. Moreover, despite the profitability of SAC Entities, the consolidation had a devastating impact on AMERCO. Non-cash charges recorded in the consolidation (e. g., depreciation) eliminated 90% of AMERCO’s 2001 net income and over $100 million of stockholders’ equity. In addition, the disclosure of the SAC Entities (and Defendants’ self- dealing) reduced AMERCO’s stock to an all-time low and caused a liquidity crisis Ultimately, AMERCO’s dealings with the SAC Entities sparked an SEC investigation and sent AMERCO scrambling for protection in the bankruptcy court. Judicial intervention has been required to curb Defendants’ past abuses, and it is needed again.
JURISDICTION AND VENUE
     5. The Court has jurisdiction over the Defendants because each is either: (1) a corporation incorporated and authorized to do business in Nevada; (2) an individual serving as a director of a Nevada corporation; or (3) otherwise subject to this Court’s jurisdiction.
     6. Venue is proper in Washoe County because AMERCO’s offices are located in this county, at 1325 Airmotive Way, Suite 100, Reno, Nevada.
LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELS
DEMAND FOR JURY TRIAL

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PARTIES
     7. Plaintiff PAUL SHOEN is a Nevada resident and, at all times relevant hereto, a minority stockholder of AMERCO. PAUL SHOEN owns shares of AMERCO stock directly and as part of AMERCO’s Employee Stock Ownership Program (the “ESOP Trust”). Plaintiff served as a Director of AMERCO from December 1986 to August 1991, and from January 17, 1997 to August 28, 1998.
     8. Plaintiff RON BELEC is and has been an owner and holder of AMERCO common stock at all times relevant to this lawsuit.
     9. Plaintiff GLENBROOK CAPITAL, L.P., is a Nevada Limited Partnership and, at all times relevant to this lawsuit, has been an owner and holder of AMERCO common stock.
     10. Plaintiff ALAN KAHN is and has been at all times relevant to this lawsuit, an owner and holder of AMERCO common stock.
     11. Nominal Defendant AMERCO (“AMERCO” or the “Company”) is a Nevada corporation, AMERCO is a holding company whose best-known subsidiary is U-Haul International, Inc. (“U-Haul”), AMERCO conducts its real estate operations through a subsidiary, Amerco Real Estate Corporation (“AREC”) Nationwide Commercial Company (“Nationwide”) is a first-level subsidiary of AREC and second-level AMERCO subsidiary.
     12. Defendant EDWARD “JOE” SHOEN (hereinafter “JOE SHOEN”) has served as Chairman of AMERCO’s Board of Directors since 1986, and as President since 1987. In addition, he has served on the Board of Directors of U-Haul since 1990, and as President of U-Haul since 1991, JOE SHOEN has served on the AREC and Nationwide Boards since 1996. JOE SHOEN was a member of the AMERCO Audit Committee in 1994, and he has served as a member of the AMERCO Executive Finance Committee since 1994, JOE SHOEN currently owns more than 3.4 million shares of AMERCO common stock.
     13. Defendant MARK SHOEN was a member of both the AMERCO and U-Haul Boards of Directors from 1990 through 1997, MARK SHOEN also served on the AREC Board of Directors from 1990 until 1998. He has served as an executive officer of AMERCO, with the title of President of Phoenix Operations of U-Haul, since 1997. MARK SHOEN also owns more
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than 3.4 million shares of AMERCO common stock. He purports to be the sole remaining shareholder of the SAC Entities, after his brothers JOE and JAMES SHOEN transferred their shares in the SAC Entities to him for a fraction of their value on the eve of filing personal bankruptcies.
     14. Defendant JAMES SHOEN has served on the AMERCO Board of Directors since 1986; he also served as Executive Vice President of AMERCO and U-Haul from 1989 to November of 2000. JAMES SHOEN served on the U-Haul Board of Directors from 1990 until 1996, and on the AREC Board of Directors from 1996 until 1999 JAMES SHOEN currently owns more than two million shares of AMERCO common stock.
     15. Defendant JOHN DODDS (“DODDS”) has served on the AMERCO Board of Directors since 1986, and the U-Haul Board of Directors since 1990. In addition, DODDS has served on the Audit Committee and the AREC Board of Directors since 1999. DODDS has been associated with the Company since 1963 and, he served in various executive capacities with AMERCO until his retirement in 1994. DODDS receives $26,400 annually as compensation for his services on the Board of Directors, in addition to his pension
     16. Defendant WILLIAM CARTY (“CARTY”) has served on the AMERCO Board of Directors since 1986, the U-Haul Board of Directors since 1986 and the AREC Board of Directors since 2000. In addition, CARTY served on the Company’s Audit Committee from 1994 to 1999, and the Compensation Committee from 1995 until 1998, CARTY has been associated with the Company since 1946, serving in various executive positions until his retirement in 1987. He is the uncle of JOE, MARK and PAUL SHOEN, and the brother-in-law of AMERCO Director M. Frank Lyons, CARTY receives $26,400 annually as compensation for his services on the Board of Directors, in addition to his pension.
     17. Defendant CHARLES BAYER (“BAYER”) has served on the AMERCO Board of Directors since 1990. In addition, BAYER served as the President of AREC from 1990 until 2000, he served on the AREC Board of Directors from 1990 through 2000 and he served on the Nationwide Board of Directors from 1996 through 1998. BAYER also has been a member of AMERCO’s Executive Finance Committee since 1994 and he served on the Compensation
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Committee from 1995 until 1998. BAYER has been associated with the Company since 1967, and has served in various executive positions until his retirement in 2000. BAYER receives $26,400 annually as compensation for his services on the Board of Directors, in addition to his pension.
     18. Defendant JOHN BROGAN (“BROGAN”) has served on the AMERCO Board of Directors since 1998. In addition, BROGAN also has served on the Company’s Audit Committee since 1998 and the Compensation Committee since 1999. BROGAN currently receives $26,400 annually as compensation for his services on the Board of Directors.
     19. Defendant RICHARD HERRERA (“HERRERA”) served on the AMERCO Board of Directors from 1991 until 2000 (excluding the latter half of 1997). In addition, HERRERA served on the U-Haul Board of Directors from 1990 until 2001. HERRERA has been associated with the Company since 1988, and currently serves as the Vice President of Marketing, Retail Sales, for U-Haul.
     20. Defendant AUBREY JOHNSON (“JOHNSON”) served on the AMERCO Board of Directors from 1987 to 1991, and from 1994 to 1998. In addition, JOHNSON served on the Audit Committee from 1994 until 1999, the Compensation Committee from 1995 until 1998 and the Executive Finance Committee in 1998.
     21. Defendant JAMES GROGAN (“GROGAN”) served on the AMERCO Board of Directors from 1998 until March 2005, when he was replaced by AMERCO Director Daniel Mullen. During his tenure as AMERCO Director, GROGAN served on the Company’s Audit Committee (beginning in 1998), and the Compensation and Executive Finance Committees from 1999 until 2005. During this time, GROGAN received $26,400 annually as compensation for his services on the Board of Directors.
     22. Defendants SAC HOLDING CORPORATION and SAC HOLDING CORPORATION II (collectively, “SAC HOLDINGS”) are Nevada corporations that purportedly are owned and controlled by Defendant MARK SHOEN.
     23. Defendants THREE SAC SELF-STORAGE CORPORATION (“THREE SAC”) through EIGHTEEN-SAC SELF-STORAGE CORPORATION (including SIX-A, SIX-B and
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SIX-C), and Defendants TWENTY SAC SELF-STORAGE CORPORAT ION through TWENTY-THREE SAC SELF-STORAGE CORPORATION, are Nevada corporations (collectively, the “SAC CORPORATIONS”).
     24. Defendants NINETEEN SAC SELF-STORAGE LIMITED PARTNERSHIP, as well as TWENTY-FOUR SAC SELF-STORAGE LIMITED PARTNERSHIP through TWENTY-SEVEN SAC SELF-STORAGE LIMITED PARTNERSHIP, are Nevada limited partnerships (collectively, the “SAC PARTNERSHIPS”).
     25. Upon information and belief, SAC HOLDINGS owns and controls all of the SAC CORPORATIONS and SAC PARTNERSHIPS. As noted above, Defendants SAC HOLDINGS, the SAC CORPORATIONS and the SAC PARTNERSHIPS collectively are referred to in this Complaint as the “SAC Entities.”
     26. Plaintiffs are unaware of the true names of the Defendants sued as DOES 1 through 100, inclusive. Therefore, Plaintiffs sue these Defendants by fictitious names Plaintiffs will seek leave of Court to amend this Complaint to allege their true names and capacities when they are ascertained. These fictitiously named Defendants are unknown SAC Entities, officers, other members of management, employees or consultants of the SAC Entities, AMERCO, or its subsidiaries who aided and abetted, or participated with the named Defendants in the wrongful acts alleged herein, and are responsible in some manner for the consequences of those acts.
FACTUAL ALLEGATIONS
I. AMERCO AND ITS SUBSIDIARIES
     27. AMERCO is the holding company for U-Haul and AREC AREC, in turn, is the holding company for Nationwide. AMERCO and each of its subsidiaries currently are controlled by the Shoen Insiders — brothers JOE, MARK and JAMES SHOEN. The Shoen Insiders collectively own approximately 42% of AMERCO’s common stock. In addition to their own stock, the Shoen Insiders control the appointment of the Trustees who vote the stock of the ESOP Trust, which owns another 101% of the common stock. Their executive positions with AMERCO, combined stock ownership and control over the votes of the ESOP Trust, give the Shoen Insiders effective control over AMERCO and its Board of Directors. As discussed in
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detail below, the Shoen Insiders have used this power to pack the Board with loyal subordinates and they have terminated those who have challenged their control in the past.1
     28. U-Haul was founded by L.S. Shoen in 1945. From 1945 to 1974, U-Haul rented trailers and, starting in 1959, tracks on a one-way and “in-town” basis through independent dealers. Since 1974, U-Haul has developed a network of Company-owned rental centers which U-Haul uses to rent its trucks and trailers, and provide related products and services U-Haul currently owns over 1,380 Company-owned rental centers, in addition to having a distribution network of over 15,300 independent dealers.
     29. AMERCO’s leadership position in the truck and trailer rental industry facilitated its success in the self-storage business. According to AMERCO, most incoming self-storage customers are in the midst of moving and the thousands of U-Haul truck and trailer rental centers offer prime opportunities for storage facility development. U-Haul entered the self-storage business in 1974. Thereafter, AMERCO increased the rentable square footage of its storage locations through the acquisition of existing self-storage facilities and new construction.
     30. AMERCO’s success in the self-storage industry has been made possible largely through the efforts of its subsidiaries. AREC owns approximately 90% of AMERCO’s real estate assets, including U-Haul’s rental centers and the self-storage locations. AREC is responsible for the purchase, sale and lease of all properties used by AMERCO, or any of its other subsidiaries AREC has over 25 years of experience identifying and acquiring existing self-storage properties and developing them from raw land.2

[1]	The Shoen Insiders have taken further steps to solidify their control over AMERCO since this Complaint originally was filed in 2002. In June 2006, JOE SHOEN, JAMES SHOEN, MARK SHOEN, and the Trustees of the Shoen Irrevocable Trust and the Irrevocable “C” Trust, which collectively own 50.0004% of AMERCO’s common stock, entered into a Stockholder Voting Agreement. The Stockholder Voting Agreement grants James Shoen a proxy to vote each party’s shares. Thus, the Shoen Insiders no longer need to rely upon the votes of the ESOP Trust to exercise majority voting control over AMERCO.

[2]	As noted above, although the composition of the U-Haul and AREC Boards of Directors changed over time between 1994 and 2002, the individually-named Defendants comprised a majority of both Boards of Directors at all times relevant to this lawsuit.
LATHAM & WATKINS LLP LA\1649412 1 ATTORNEYS AT LAW LOS ANGELES
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     31. The U-Haul brand and logo creates instant name recognition for consumers throughout the United States and Canada. As a result, AMERCO has reaped huge competitive advantages by locating storage facilities in close proximity to U-Haul truck rental centers.
II.	THE SAC ENTITIES
     32. The Shoen Insiders formed SAC SELF-STORAGE CORPORATION and TWO-SELF STORAGE CORPORATION in 1993 to operate as real estate holding companies. JOE, MARK and JAMES SHOEN each received one-third (10,000 shares) of the common stock issued by the SAC Entities. Thereafter, JOE and JAMES SHOEN transferred their shares to MARK SHOEN for only $100 in December 1994, shortly before they filed personal bankruptcies to avoid a massive judgment stemming from another violation of their fiduciary duties. Notably, a contemporaneous appraisal of the SAC Entities’ business and assets valued the SAC Entities at $850,000. Given the timing and circumstances surrounding the stock sale, the nominal price that MARK SHOEN paid for JOE and JAMES SHOEN’s shares and the terms of AMERCO’s subsequent transactions with the SAC Entities (discussed below), Plaintiffs are informed and believe that JOE and JAMES SHOEN have retained an undisclosed pecuniary interest in the SAC Entities.
     33. In March of 1996, the first two SAC Entities were merged into a new corporation, Defendant THREE SAC. Since 1996, Defendants have created many additional SAC Entities Some are corporations, while others are partnerships; all are formed under Nevada law. MARK SHOEN is the President of all of the SAC Corporations and the President of the corporate general partner of each of the SAC Partnerships. Notably, according to public records, the Secretary and Treasurer of each SAC Entity (usually a single individual) is an AREC employee who uses an AREC address to conduct the SAC Entities’ business.
     34. In 1997, in an effort to create an appearance of legitimacy (a few years after JOE and JAMES SHOEN transferred their shares in the SAC Entities to MARK SHOEN), MARK SHOEN stepped down from the AMERCO Board and assumed the seemingly innocuous title of President of Phoenix Operations of U-Haul. In reality, however, MARK SHOEN serves as the de facto Chief Operating Officer of AMERCO. AMERCO’s recent public filings (i.e ,
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AMERCO’s Form 10-Q for the period ended June 30, 2005, among others) concede that MARK SHOEN, along with brothers JOE and JAMES SHOEN, remain in a position to exert considerable influence over the composition and decision-making of AMERCO’s Board:
As of June 30, 2005, Edward J. Shoen, Chairman of the Board of Directors and President of AMERCO, James P. Shoen, a director of AMERCO, and Mark V. Shoen, an executive officer of AMERCO, collectively control 8,890,224 shares (approximately 41.8%) of the outstanding common shares of AMERCO Accordingly, Edward J. Shoen, Mark V. Shoen and James P. Shoen will be in a position to continue to influence the election of the members of the Board of Directors and approval of significant transactions. In addition, 2,130,134 shares (approximately 10.0%) of the outstanding common shares of AMERCO, including shares allocated to employees and unallocated shares, are held by our Employee Savings and Employee Stock Ownership Trust.
     35. Prior to the formation of the SAC Entities, AMERCO pursued an aggressive campaign to add self-storage properties to its portfolio. During this period, AMERCO used AREC’s expertise to purchase and build millions of square feet of storage centers, and it used U-Haul’s goodwill to capitalize on the needs of consumers who were in the process of moving.
     36. Since the formation of the SAC Entities, however, AMERCO has refocused these efforts to benefit the SAC Entities, rather than AMERCO. Specifically, AMERCO has transferred properties to the SAC Entities in three different ways:
(1)	AMERCO sold its existing self-storage facilities to the SAC Entities at unfairly low prices;

(2)	AMERCO identified self-storage facilities owned by third parties, and facilitated and financed the SAC Entities’ purchase of the self-storage properties; and

(3)	AMERCO identified parcels of raw land, developed them into lucrative self-storage facilities and then sold them to the SAC Entities
     37. Thus, rather than acquiring or developing self-storage properties for AMERCO, Defendants have transferred hundreds of valuable self-storage properties to the SAC Entities at unfairly low prices, and they have used AMERCO’s subsidiaries to identify, finance and develop hundreds of other self-storage properties for the SAC Entities. As a result, the SAC Entities have
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developed a valuable self-storage business — with very little money and virtually no risk — that competes directly with AMERCO and its subsidiaries
III. AMERCO’S TRANSACTIONS WITH THE SAC ENTITIES
     38. Beginning in 1994, and continuing today, AMERCO entered into a series of loan, purchase, lease and management agreements with the SAC Entities. The transactions between AMERCO and the SAC Entities can be grouped into three general categories:
(1)	Sale agreements through which AMERCO has sold existing, mature self-storage facilities to the SAC Entities at below-market prices;

(2)	Loan agreements through which AMERCO has provided hundreds of millions of dollars in non-recourse financing to facilitate the SAC Entities’ acquisition and development of the self-storage properties; and

(3)	Management agreements, pursuant to which U-Haul has developed and currently operates the SAC Entities’ self-storage properties under the U-Haul trade name.
     39. The agreements between AMERCO and the SAC Entities evince a concerted effort to transfer AMERCO’s self-storage properties, and virtually all revenues generated by AMERCO’s self-storage business, to the SAC Entities at a fraction of their value. Although none of these transactions was approved by the AMERCO Board or its shareholders, as explained below, each individual Defendant knowingly and intentionally participated in and approved this gross misappropriation of AMERCO’s self-storage business and the exploitation of AMERCO’s resources through their positions with AMERCO’s subsidiaries.
A.	AMERCO Sells Self-Storage Properties To The SAC Entities At Unfairly Low Prices
      40. AMERCO began selling self-storage properties to the SAC Entities on June 4, 1994. These properties generally were owned by AREC, and were located throughout the United States and Canada. In fiscal year 1995, AREC sold the SAC Entities 24 self-storage properties for $26,287,000. In fiscal year 1996, AREC sold the SAC Entities an additional 27 self-storage properties for an undisclosed purchase price. In fiscal year 1997, AREC sold the SAC Entities.

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seven self-storage properties for an undisclosed purchase price. In fiscal year 1998, AREC sold three self-storage properties to the SAC Entities for an undisclosed purchase price. In fiscal year 1999, AREC sold the SAC Entities 26 self-storage properties for $99,685,000. In fiscal year 2000, AMERCO sold 24 self-storage properties to the SAC Entities for $98,351,000.
     41. In fiscal year 2001, although AMERCO’s financial position had begun to deteriorate, AREC sold the SAC Entities 24 self-storage properties for approximately $98,351,000. Moreover, on September 28, 2001. AMERCO purchased nine self-storage properties back from the SAC Entities for $35.2 million. As discussed below, AMERCO’s subsidiaries financed the SAC Entities’ acquisition of these nine properties to begin with.
     42. In fiscal year 2002, AMERCO sold more properties to the SAC Entities than in the first five years of the SAC Entities’ existence combined. On January 11, 2002, AMERCO sold 37 self-storage properties to the SAC Entities for $93.7 million. Less than one month later, on February 1, 2002, AMERCO sold an additional 62 self-storage properties to the SAC Entities for $146.9 million AMERCO’s sales to the SAC Entities is illustrated by the following table:
Sales of Properties to SAC Entities

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     43. Tellingly, in an effort to conceal AMERCO’s transactions with the SAC Entities, Defendants significantly reduced AMERCO’s sales of self-storage properties to the SAC Entities during the limited time when Plaintiff PAUL SHOEN served on the AMERCO Board. As noted above, Plaintiff PAUL SHOEN served on the AMERCO Board from January 17, 1997 until August 29, 1998. In 1996, shortly before PAUL SHOEN came onto the Board, AMERCO sold 27 self-storage properties to the SAC Entities. In 1999, shortly after PAUL SHOEN left the Board, AMERCO sold 26 self-storage properties to the SAC Entities. In 1997 and 1998, however, AMERCO sold a combined total of 10 properties to the SAC Entities. None of these transactions was presented to or even discussed by the AMERCO Board during this time.
     44. AMERCO’S public filings from 1995 through 2001 did not disclose the reason for any of these sales, did not set forth the addresses of any of the self-storage properties and failed to disclose the prices of the individual parcels of property. Moreover, AMERCO’s public filings did not consistently disclose the total price at which AMERCO sold blocks of self-storage properties. However, AMERCO’s annual reports from 1995 through 2001 do reveal how the prices were determined. The vast majority of AMERCO’s sales to the SAC Entities were calculated at “acquisition cost plus capitalized expenses.” The prices at which AMERCO sold the remaining self-storage properties to the SAC Entities were determined by the Treasurer of U-Haul — who reports directly to JOE and MARK SHOEN.
     45. The “acquisition cost” method for determining the sale price of AMERCO’s self-storage properties is an inappropriate and unfairly low measure of value because it ignores the expected earnings potential of the property and it fails to account for numerous other characteristics that would affect the purchase price in an arm’s length transaction. For instance, by selling self-storage properties at prices based on AMERCO’s “acquisition costs,” AMERCO and its subsidiaries were prevented from realizing any profits regardless of whether the properties had appreciated since AREC originally acquired them. Moreover, the prices at which AMERCO sold the self-storage properties to the SAC Entities failed to account for the value added by:

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(1)	The location of the storage facilities near U-Haul Centers, where potential customers go to pick up and drop off moving vehicles;

(2)	The goodwill associated with use of the U-Haul trade name; and

(3)	The increase in value which a new self-storage facility experiences when it is “leased” by the developer, U-Haul (discussed below)
     46. MARK SHOEN and the SAC Entities frequently took advantage of these unfair prices simply to turn a quick profit and thus usurp valuable corporate opportunities from AMERCO. For instance, on May 11, 1999, Defendant FIVE SAC SELF-STORAGE CORPORATION used non-recourse financing from AMERCO’s subsidiaries (as discussed below) to purchase a developed self-storage facility located at 2450 Rainbow Blvd., in Las Vegas, Nevada, for $800,000. Defendant MARK SHOEN sold this property to Joseph Bliss of BMO Global Capital Solutions on December 23, 1999 for a $273,741 profit. Similarly, on December 24, 1997, Defendant FOUR SAC SELF-STORAGE CORPORATION used non-recourse loans obtained from Nationwide to purchase raw land in Littleton, Colorado, for $719,176. After MARK SHOEN and BAYER used AREC’s extensive resources to develop the land into a functioning self-storage property at no cost to the SAC Entities (as discussed below), MARK SHOEN sold the property to Michael Joyce of BMO Capital Solutions on March 30, 2001, for over $4.3 million. A third example involves property located at 14523 Telegraph Road, Woodbridge, Virginia; on October 1, 1996, Defendant FOUR SAC SELF-STORAGE CORPORATION purchased a developed self-storage property at this address for $1,750,000 using non-recourse loans provided by an undisclosed AMERCO subsidiary. MARK SHOEN and the SAC Entities sold this property six months later, on March 31, 1997, for $1,925,000, a $175,000 profit.
      47. These isolated examples illustrate the significance of the corporate opportunities that were diverted away from AMERCO shareholders to the SAC Entities. Perhaps more revealing, the sale prices of AMERCO’s self-storage properties to the SAC Entities never were negotiated nor approved by any independent directors or outside auditors. Nor did Defendants put in place any procedural safeguards to ensure that AMERCO’s interests — and the interests of

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AMERCO’s shareholders — were protected. In sum, Defendants stripped AMERCO of its corporate assets at below-market prices, and they denied AMERCO the opportunity to enjoy the future earnings potential of these self-storage properties.
B.	Amerco Finances The Acquisition Of Self-Storage Properties For The SAC Entities
     48. During this same period of time, AMERCO, through its subsidiaries, provided the SAC Entities with over $600 million dollars worth of non-recourse financing. The SAC Entities, in turn, used these loans to acquire and develop self-storage properties in direct competition with AMERCO’s subsidiaries.
     49. In fiscal year 1995, when AMERCO was in need of capital for its own business purposes, its subsidiaries loaned the SAC Entities $54,671,000 for the purchase of 44 self-storage properties. In fiscal year 1996, AMERCO’s subsidiaries funded additional loans to the SAC Entities in the principal amount of $51,168,000. In fiscal year 1997, AMERCO’s subsidiaries funded approximately $43 million in non-recourse loans to the SAC Entities. During fiscal year 1998, AMERCO’s subsidiaries funded additional loans to the SAC Entities in the amount of $24,574,000. During fiscal 1999, AMERCO’s subsidiaries provided the SAC Entities with non-recourse loans for “the purchase of property and construction costs” in the amount of approximately $26,116,000. In fiscal year 2000, AMERCO’s subsidiaries funded $44,934,000 in loans to the SAC Entities for the purchase of additional properties and construction costs.
     50. By fiscal year 2001, AMERCO’s involvement with the SAC Entities spiked considerably. During that year, AMERCO’s subsidiaries loaned $187,595,000 to the SAC Entities for “the purchase of properties and construction costs.” In fiscal 2002, just prior to AMERCO’s restatement (the impact of which is discussed in detail below), AMERCO’s subsidiaries provided the SAC Entities with an additional $44 million in non-recourse loans. As AMERCO conceded in its SEC filings, the loans due from the SAC Entities constituted a significant portion of AMERCO’s total assets during this time. The following table illustrates the loans AMERCO’s subsidiaries provided to the SAC Entities from 1995 through 2002:

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Non-Recourse Loans
     51. AMERCO’s public filings frequently referred to these loans as having been funded by AMERCO’s “subsidiaries,” without identifying which subsidiary actually provided the loan. However, public records and on-line databases indicate that Nationwide and U-Haul were the primary vehicles through which AMERCO provided over $600 million in non-recourse loans to the SAC Entities between 1994 and 2002. Upon information and belief, between 1994 and 2002, Nationwide provided the SAC Entities with approximately $379,020,488 in non-recourse loans while U-Haul provided the SAC Entities with approximately $316,305,252 in non-recourse loans.
     52. The non-recourse loans provided by Nationwide and U-Haul were secured only by the value of the properties the SAC Entities acquired. Any reasonable lender would not issue a loan to an entity unless it was assured that the property securing the loan had the ability to service the debt. AMERCO and its subsidiaries, however, had no such assurances. Thus, the transfer of AMERCO’s self-storage properties was a self-financing proposition: it provided a “risk-free” or arbitrage profit opportunity to the SAC Entities.
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     53. In the end, all the benefits of property ownership — such as appreciation, tax benefits, net cash flow and other value in the transferred properties resides with the SAC Entities. On the other hand, all of the risks associated with financing these acquisitions — such as the possibility of cash flow not meeting debt service — remained with AMERCO and its subsidiaries, the holders of the non-recourse loans.
C.	The SAC Entities’ Exploit AREC And U-Haul’s Human Resources To Locate And Acquire Self-Storage Properties
     54. The SAC Entities also use AREC and U-Haul’s employees and offices to conduct their business, without providing any consideration or remuneration to AREC or U-Haul. For example, according to online databases, the SAC Entities purchased 28 properties from third parties between 1996 and 2000. These transactions involved approximately $48 million worth of property assets. On paper, neither AMERCO nor any of its subsidiaries were involved in any aspect of these 28 transactions.
     55. Although AMERCO and its subsidiaries allegedly were not involved in the SAC Entities’ acquisition of these 28 properties,3 the names and addresses of AREC employees are set forth in the “Buyer Information” category. Specifically, Gail Ward, Cheryl Colbert, Bill Coleman, Paul Green, Treen Clark, George Eversole and Tracy Ginger — all of whom worked for AREC at the time each of the transactions closed — are listed in the section devoted to “Buyer”

[3]	These properties are located at the following addresses: (1) 1600 Highland Ave., Chester, Pennsylvania, (2) 3900 Whitetire Road, Landover, Maryland, (3) 8501 Snouffer School Road, Gaithersburg, Maryland, (4) 3995 Westfax Drive, Chantilly, Virginia, (5) 14523 Telegraph Road, Woodbridge, Virginia, (6) 311 N. Polk Street, Pineville, North Carolina, (7) 144 Dodd Street, Marietta, Georgia, (8) 7242 Georgia Highway 85, Riverdale, Georgia, (9) 5390 Old National Highway, Atlanta, Georgia, (10) 7803 North Orange Blossom, Orlando, Florida, (11) 3850 Cleveland Avenue, Columbus, Ohio, (12) 255 Remington, Bolinbrook, Illinois, (13) 4100 West Fullerton Avenue, Chicago, Illinois, (14) SW Kathryn Lane & Highway 121, Piano, Texas, (15) 2455 West Tarrant Road, Grand Prairie, Texas, (16) W IH 20 E of SH 360, Grand Prairie, Texas, (17) 3401 Alma Road, Richardson, Texas, (18) 1245 South Beckley Avenue, DeSoto, Texas, (19) 11383 Amanda Lane, Dallas, Texas, (20) Route 10 SW State Highway 114, Roanoke, Texas, (21) 1750 East County Line Road, Littleton, Colorado, (22) 500 North Scottsdale, Tempe, Arizona, (23) 3450 South 40th Street, Phoenix, Arizona, (24) SE Center of Frye & Price Road, Chandler, Arizona, (25) 3527 Ivar, Rosemead, California, (26) 6414 44th Street, Sacramento, California, (27) 11705-07 82nd Avenue, Portland, Oregon, and (28) Highway 99 & North of 148th Street SW, Lynnwood, Washington.

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information. Moreover, the “address” listed for the “Buyer” is an AREC office. In other words, the SAC Entities were using AREC employees and offices to perform the work entailed in acquiring and developing the self-storage properties.
     56. Other than the “management fee” paid by the SAC Entities to U-Haul (which, as discussed below, is for a different purpose), AMERCO’s annual reports for fiscal years 1995 through 2001 do not disclose the SAC Entities’ use of AREC’s human resources, nor do they indicate that AMERCO receives any consideration in exchange for AREC’s facilities, employees, development expertise or ability to access prime locations near U-Haul truck and trailer rental centers.
     57. The SAC Entities’ exploitation of the resources of AMERCO’s subsidiaries did not stop with AREC. Instead, the SAC Entities also used U-Haul’s personnel and facilities to assist in locating properties, managing construction and dealing with cities to obtain the proper zoning and other approvals. One former U-Haul President, who worked in three different states (Wisconsin, Washington and Arkansas) stated that he spent so much time locating self-storage properties for the SAC Entities, assisting in the acquisition of the properties, dealing with the government and overseeing constructing being performed by AREC employees (under BAYER’S direction) that he hardly had time to operate the U-Haul business.
D.	The SAC Entities Use U-Haul To Operate A Competing Sell-Storage Business Under The U-Haul Trade Name
     58. Once the SAC Entities acquire a self-storage property (either from AREC or a third party), the SAC Entities enter into a “management agreement” with U-Haul. The “management agreements” require U-Haul to upgrade and manage existing facilities on behalf of the SAC Entities.
     59. Moreover, under the “management agreements,” U-Haul runs all aspects of the self-storage business and the properties operate under the U-Haul trade name. The terms of these management agreements provide that U-Haul is not a partner or joint venturer with the SAC Entities, U-Haul purchases all furniture, fixtures and equipment, U-Haul hires and maintains all employees, U-Haul covers all overhead expenses, U-Haul maintains all the books and records

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and the SAC Entities are permitted to use the U-Haul logo for the duration of the management agreement. In return, the SAC Entities pay
U-Haul a “management fee,” equal to six percent of the “gross revenue” generated from the self-storage property. The remainder of the revenue generated by the self-storage property, i.e., 94% of the total gross revenue — is kept by MARK SHOEN and the SAC Entities.
     60. Even though AMERCO or its subsidiaries identified, developed, financed and operated the self-storage facilities for the benefit of the SAC Entities, the “management agreements” are terminable at will by the SAC Entities on 30 days’ notice. Moreover, under the terms of the management agreements, U-Haul’s management fee is subordinate to the SAC Entities’ other creditors.
IV.	THE INDIVIDUAL DEFENDANTS’ INVOLVEMENT
A.	Defendants Orchestrated AMERCO’s Transactions With The SAC Entities Through Their Rotes With AMERCO’s Subsidiaries
     61. In addition to serving as current and former AMERCO Directors, JOE SHOEN, JAMES SHOEN, MARK SHOEN, BAYER, CARTY, DODDS and HERRERA were responsible for the day-to-day operations of AMERCO’s subsidiaries. In these capacities, Defendants were involved in every aspect of AMERCO’s dealings with the SAC Entities.
     62. JOE SHOEN helped establish the SAC Entities with brothers MARK and JAMES SHOEN. As member of AREC’s Board, JOE SHOEN approved of the sale of at least 210 self-storage properties at prices that were fundamentally unfair to AMERCO Moreover, as a member of the Nationwide and U-Haul Boards, JOE SHOEN authorized over $600 million in non-recourse loans to the SAC Entities; the SAC Entities used the loans to acquire and develop self-storage properties. As President of U-Haul, JOE SHOEN approved the “management agreements” through which the SAC Entities operate a competing self-storage business under the U-Haul trade name and retain 94% of the revenues generated by the self-storage properties.
     63. JAMES SHOEN, like brothers JOE and MARK SHOEN, helped establish the SAC Entities. As a Director of AREC and U-Haul, JAMES SHOEN approved of AREC’s transfer of at least 63 self-storage properties to the SAC Entities at prices that were unfair to

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AMERCO, and he approved hundreds of millions of dollars in non-recourse financing which the SAC Entities used to help establish a competing self-storage business. During his tenure as Executive Vice President of U-Haul, JAMES SHOEN approved the “management agreements” through which the SAC Entities operate a competing self-storage business under the U-Haul trade name and retain 94% of the revenues generated by the self-storage properties.
     64. MARK SHOEN, during varying times since 1993, has been involved in every aspect of AMERCO’s dealings with the SAC Entities. From 1994 through 1997, MARK SHOEN served as an AMERCO Director, an AREC Director and as the only alleged executive officer and sole shareholder of the SAC Entities. During this period of time, MARK SHOEN stood on both sides of the transactions between AMERCO and the SAC Entities. Thereafter, in 1997, MARK SHOEN assumed the title of President of Phoenix Operations of U-Haul where he continued to exercise managerial responsibility at AMERCO and U-Haul. In this capacity, MARK SHOEN approved of U-Haul’s issuance of hundreds of millions of dollars in non-recourse loans to the SAC Entities, and the “management agreements” through which the SAC Entities operate a competing self-storage business under the U-Haul trade name. MARK SHOEN not only deprived AMERCO of millions in self-storage business opportunities, but he usurped additional valuable corporate opportunities by preventing AMERCO from acquiring potentially lucrative self-storage properties from third parties.
     65. In addition to serving on both the AMERCO and AREC Boards of Directors, BAYER served as the President of AREC from 1990 through 2000. During this time, Bayer authorized the sale of at least 111 self-storage properties to MARK SHOEN and the SAC Entities. Under BAYER’S direction, AREC sold these properties to the SAC Entities at prices that were unfair to AMERCO, without any competitive bidding process or procedural safeguards to protect the interests of AMERCO and its shareholders. Furthermore, as set forth above, BAYER exploited AREC’s personnel and offices to help MARK SHOEN and the SAC Entities acquire, develop and operate a competing self-storage business without any consideration Finally, as a member of the Nationwide Board from 1996 through 1998, Bayer approved over $100 million dollars in non-recourse loans for the benefit of the SAC Entities. The SAC Entities,
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in turn, used the loans to purchase self-storage properties belonging to AREC at below-market prices during the time BAYER served as President of AREC.
     66. CARTY, who is the uncle of JOE, MARK and Plaintiff PAUL SHOEN, also actively participated in AMERCO’s transactions with the SAC Entities. While serving on the U-Haul Board from 1996 through 2002, CARTY approved of hundreds of millions of dollars in non-recourse loans and the “management agreements” through which the SAC Entities exploit U-Haul’s resources to operate a competing self-storage business. CARTY also served on the AREC Board from 2000 through 2002, during which time he approved the transfer of approximately 210 self-storage properties to the SAC Entities. In fact, from 2000 through 2002 (when CARTY’s service on the AREC and U-Haul Boards overlapped), CARTY authorized the SAC Entities’ financing, acquisition and management of the self-storage properties.
     67. DODDS served on the U-Haul Board from 1990 through 2002, during which time he authorized hundreds of millions of dollars in non-recourse loans to the SAC Entities. DODDS also approved of the “management agreements” through which the SAC Entities operate competing self-storage businesses under the U-Haul trade name, while at the same time, retain 94% of the revenues generated from the business. Moreover, while serving on the AREC Board from 1999 through 2002, DODDS approved of the transfer of approximately 210 self-storage properties to the SAC Entities at below-market prices. Thus, at least from 1999 through 2002 (when DODDS’s service on the AREC and U-Haul Boards overlapped), DODDS participated in every aspect of AMERCO’s dealings with the SAC Entities: he authorized the sale of the self-storage properties, approved hundreds of millions of dollars in non-recourse financing that the SAC Entities used to acquire and develop the properties and he authorized the “management agreements” through which the SAC Entities operate a competing self-storage business under the U-Haul trade name.
     68. HERRERA, in addition to serving on the AMERCO Board from 1991 through 2000, also served as a Director of U-Haul from 1990 and 2001, In this capacity, HERRERA authorized hundreds of millions of dollars in non-recourse loans for the benefit of the SAC Entities, and approved the “management agreements” through which the SAC Entities operate a
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competing self-storage business using U-Haul’s trade name and resources, but at the same time, retain 94% of the gross revenues generated by the self-storage property.
     69. Shortly after this lawsuit originally was filed, the individual Defendants conceded that although none of AMERCO’s transactions with the SAC Entities was approved by the AMERCO Board from 1994 through 2002, the individual Defendants personally approved, at the subsidiary level, the transactions at issue in this case. In AMERCO’s Annual Report for fiscal year 2003, AMERCO disclosed for the first time:
Although the Board of Directors of the appropriate subsidiary which was party to each transaction with SAC Holdings approved such transaction at the time it was completed, the Company did not seek approval by AMERCO’s Board of Directors for such transactions. However, AMERCO’s Board of Directors, including the independent members, was made aware of and received periodic updates regarding such transactions from time to time. All future real estate transactions with SAC Holdings that involve the Company or any of its subsidiaries will have the prior approval of AMERCO’s Board of Directors, even if it is not legally required, including a majority of the independent members of AMERCO’s Board of Directors.
     70. As set forth above, JOE SHOEN, JAMES SHOEN, MARK SHOEN, DODDS, CARTY, BAYER and HERRERA all served on the Boards of AMERCO’s subsidiaries when AMERCO was engaging in the unfair transactions with the SAC Entities. The fact that the AMERCO Board decided to approve all future transactions with the SAC Entities only after this lawsuit originally was filed is further evidence of an effort to conceal the nature and magnitude of AMERCO’s dealings with the SAC Entities from 1994 until 2002. In the end, however, by the time AMERCO made this disclosure, it was too late. The SAC Entities already had acquired a thriving self-storage business at a fraction of its value, and AMERCO was spiraling towards bankruptcy.
B.	AMERCO’s Deficient Public Filings From 1995 Through 2002 Concealed The Nature And Magnitude Of The Transactions With The SAC Entities
     71. Even though Defendants participated in the sales, financing and management components of AMERCO’s transactions with the SAC Entities and, therefore, were aware of the
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details surrounding these transactions, Defendants knowingly signed incomplete and misleading public filings from 1995 through 2002.
     72. JOE SHOEN, who served on AMERCO’s Audit Committee in 1994 and on Executive Finance Committees from 1994 to the present, signed every AMERCO annual report for fiscal years 1995 through 2002. MARK SHOEN signed AMERCO’s annual reports for fiscal years 1994 through 1996. CARTY, who served on AMERCO’s Audit Committee from 1994 through 1999, signed AMERCO’s annual reports for fiscal years 1997 through 2002. BAYER, who in addition to serving as the President of AREC also has served on the Executive Finance Committee since 1994, signed AMERCO’s annual reports for fiscal years 1995 through 2002. DODDS, who has served on the AMERCO Audit Committee since 1999, signed AMERCO’s annual reports for fiscal years 1994, and 2000 through 2002. BROGAN and GROGAN, both of whom also served on AMERCO’s Audit Committee since 1998, signed AMERCO’s annual reports for fiscal years 2000 through 2002. HERRERA signed AMERCO’s annual reports for fiscal years 1995 through 2000. Moreover, neither JOHNSON, who served on the AMERCO Board and the Audit Committee from 1994 until 1998, nor any other Defendant, did anything to clarify or remedy AMERCO’s deficient disclosures.
     73. None of AMERCO’s annual reports for fiscal years 1995 through 2001 discussed the SAC transactions in the Management Discussion & Analysis (MD&A) sections. The MD&A is intended to provide a narrative that enables investors to look at the company “through the eyes of management” because a numerical presentation and brief accompanying footnotes alone are insufficient. It is the responsibility of management to describe, in plain English, any known trends that have had a material impact on revenues. See SEC Interpretive Release No. 6835 — May 18, 1989, 17 C.F. R. § 229.303.
     74. AMERCO’s transactions with the SAC Entities — which involved the sale of over $500 million in self-storage properties and over $600 million in non-recourse financing — had a material impact on AMERCO’s revenues. Moreover, AMERCO’s dealings with the SAC Entities constituted a known trend that increased over time. Given the coordinated effort of AMERCO’s subsidiaries (AREC, Nationwide and U-Haul) in facilitating the transactions with
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the SAC Entities, it was impossible for investors to discover the full extent of AMERCO’s relationship with the SAC Entities without the proper context or a discussion of known trends and contingencies. In the annual report for fiscal year 2002 — when the Company announced the restatement — AMERCO discussed the SAC Entities at length in the MD&A for the first time. This discussion, however, occurred over eight years after AMERCO’s transactions with the SAC Entities began, and after hundreds of millions of dollars worth of self-storage properties already had been transferred away from AMERCO to MARK SHOEN and the SAC Entities.
     75. Moreover, none of AMERCO’s annual or quarterly reports between 1995 and 2001 disclosed that AREC’s resources were being used by the SAC Entities to identify, purchase and develop self-storage properties. AMERCO’s annual reports also failed to disclose that the financing that AMERCO’s subsidiaries had provided to the SAC Entities were non-recourse loans. In addition, AMERCO’s annual reports between 1995 and 2001 also omitted the total gross revenue that the SAC Entities earned through the operation of the self-storage properties under the auspices of “management agreements.”
     76. Where the public filings did include some data about AMERCO’s dealings with the SAC Entities, the descriptions often were vague and missing critical pieces of information. For example, in some instances (i.e., AMERCO’s Form 10-Qs for the periods ended September 30, 1995, December 31, 1995, June 30, 1996, September 30, 1996 and December 31, 1996, as well as AMERCO’s Form 10-Ks for fiscal years 1996, 1997 and 1998), AMERCO failed to disclose the price at which AMERCO (or certain unidentified “subsidiaries”) sold self-storage properties to the SAC Entities.
     77. In other instances (i.e., AMERCO’s Form 10-Qs for the periods ended December 31, 1998, June 30, 1999, as well as AMERCO’s Form 10-Ks for fiscal years 1999 and 2000) AMERCO disclosed the total sale price of the self-storage properties, but failed to describe how the price was calculated. Indeed, many of these public filings (i.e., AMERCO’s Form 10-Qs for the periods ended December 31, 1999, June 30, 2000, September 30, 2000, December 31, 2000, June 30, 2001 and September 30, 2001, as well as AMERCO’s Form 10-Ks for fiscal years 1999,
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2000 and 2001), simply provided: “Management believes that the foregoing transactions were consummated on terms equivalent to those that prevail in arm’s length transactions.”
     78. AMERCO’s disclosures regarding the non-recourse loans were similarly deficient. For instance, in the Notes to the Consolidated Financial Statements, AMERCO’s Form 10-Q for the period ended September 30, 1994 disclosed that an unidentified subsidiary loaned the SAC Entities — which, as of 1994, still were owned and operated by all three Shoen Insiders — $32 million for the purchase of 21 self-storage properties. However, the public filing did not explain: (1) which AMERCO subsidiary made the loan, (2) whether the acquired properties (if any) belonged to AMERCO or its subsidiaries, (3) the price paid for (or the address of) any individual self-storage property, or (4) why AMERCO was loaning money and selling properties to a market competitor in the first place. AMERCO’s other quarterly reports (i.e., for periods ended December 31, 1994, June 30, 1995, June 30, 1996, December 31, 1996, December 31, 1998, June 30, 1999 and June 30, 2000, among others) suffered from similar maladies.
     79. Making matters worse, it was impossible for AMERCO’s investors to fill in the missing pieces simply by looking at the exhibits to AMERCO’s public filings. A majority of the management agreements and loan documents were filed late, in some instances years late. Specifically, 32 of the 35 promissory notes executed between AMERCO’s subsidiaries and the SAC Entities, and 15 of the 28 management agreements were filed late. In fact, until March 2002, when AMERCO filed its Form 10-Q/A for the period ended December 31, 2001, AMERCO had not consistently filed the management agreements or notes as exhibits to its public filings. The delinquent filing of these exhibits prevented investors from examining the operative documents in order to fill in the gaps left by the cursory and incomplete discussion of AMERCO’s dealings with the SAC Entities. Upon information and belief, AMERCO’s deficient disclosures regarding the transactions with the SAC Entities were part of an intentional effort to obfuscate the relationship between AMERCO and the SAC Entities in order to obtain favorable financing from third-party lenders during a period of time when AMERCO was desperate for cash.
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     80. Perhaps more importantly, by failing to consolidate AMERCO’s financial statements with those of the SAC Entities, AMERCO disseminated materially false and misleading reports regarding its financial condition from 1995 until 2001. The notes issued by AMERCO’s subsidiaries in connection with the $600 million in non-recourse financing appeared as debts on the SAC Entities’ balance sheets, and as assets on AMERCO’s balance sheets. Thus, each time AMERCO consummated a transaction with the SAC Entities, AMERCO immediately recognized the gain on the sale of real estate on its income statement, boosting net income, as well as making the return on its assets and equity appear higher by not showing the real estate or debt on its balance sheet.
     81. Defendants’ improper financial reporting and disclosures between fiscal years 1995 through 2001 ultimately brought AMERCO into conflict with its outside auditors, PriceWaterhouseCoopers, LLP (“PwC”). At PwC’s insistence, AMERCO announced in March 2002 that it would restate its previous year’s audited financial statements, its interim unaudited financial statement to correct these omissions, and that its forthcoming annual report would include the SAC Entities on a consolidated basis. At the same time, PwC also disclosed years of unaddressed “material weaknesses” in AMERCO’s internal controls, including the fact that AMERCO gave too many employees access to the general ledger and needed to fill financial positions on a timely basis with “competent personnel.” Defendants responded promptly by filing PwC, which had audited AMERCO’s financial results for more than 20 years.
     82. The firing of PwC sent Shockwaves through the industry. For instance, Alan Willenbrock, Vice President and Investment Manager at Northern Trust Bank, stated publicly that “[a] rule of thumb is it always is a red flag when they fire an auditor who looks like they’re doing a decent job ... the most likely scenario is that the audit company made them consolidate (their financial statements)... they didn’t want to do it... they didn’t like it so they fired them.” Jay Taparia, a Chicago-based financial analyst whose firm reviewed AMERCO’s financial statements, stated publicly that by reading AMERCO’s annual financial statements from 1998 through 2001, investors never would have been able to understand “SAC Holdings” or the impact of AMERCO’s dealings with the SAC Entities. Similarly, Philip Reckers, Director of the
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Arizona State University School of Accountancy and Information Management, publicly observed that “[t]here is clear indication that PricewaterhouseCoopers believes that AMERCO exhibits sloppy internal controls and has not responded to past suggestions that they clean this up.” Even with rumors swirling in the spring of 2002, however, it was difficult for AMERCO’s investors to imagine the magnitude of the impending restatement or the resulting fallout.
     83. On July 17, 2002, AMERCO restated its financial results for its fiscal years 2000 and 2001, in order to reflect the consolidation of the SAC Entities, The result was catastrophic for AMERCO and its shareholders. As a result of the consolidation, AMERCO reported that the net income actually was $1 million for the year ended March 31, 2001, not $13 million as previously reported, and $63.2 million for the year ended March 31, 2000, not $65.5 million as previously reported. AMERCO also stated that its liabilities actually were $3.1 billion for the year ended March 31, 2001, not $2.1 billion as previously reported, and $2.8 billion for the year ended March 31, 2000, not $2.5 billion as previously reported. Furthermore, AMERCO announced that its stockholders’ equity actually was $512.3 million for the year ended March 31, 2001, not $615.4 million as previously reported, and $532.5 million for the year ended March 31, 2000, not $585.3 million as previously reported. The following table illustrates the drop in income and stockholders’ equity coupled with the rise in liabilities following the restatement:
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     84. At the time AMERCO announced its restatement, Defendants stated publicly that the consolidation of the financial statements of the SAC Entities and AMERCO would have no material effect on AMERCO’s reported financial performance. Contrary to these assurances, however, the impact of the consolidation on AMERCO’s 2001 financial statement (included for comparative purposes in the 2002 Form 10-K filed on July 17, 2002) was a 90% reduction in earnings and a $103 million reduction in stockholders’ equity. The restated results for AMERCO’s fiscal years ended March 31, 2001 and 2000, showed less net income, plunging shareholder equity and increased liability as follows:
(1)	Net income fell precipitously in fiscal 2001, from $12.9 million to $1 million, and from $65.5 million to $63.2 million in fiscal 2000;

(2)	Earnings per share were negative in fiscal 2001 (a loss of $0.56 a share) and fiscal 2002 (a loss of $0.49 a share);

(3)	Liabilities jumped from $2.7 billion to $3.1 billion in fiscal 2001, and from $2.5 billion to $2.7 billion in fiscal 2000, which increased AMERCO’s leverage, including off-balance sheet leases and SAC debt, from 3.21x at March 31, 2002, excluding the SAC liabilities, to 4.14x at March 31, 2002, including the SAC liabilities; and

(4)	Stockholders’ equity dropped by $153 million, from $612 million to $512 million in fiscal 2001 and from $585 million to $532 million in fiscal 2000.
     85. As members of AMERCO’s Audit Committee during the relevant time period, JOE SHOEN, DODDS, CARTY, BROGAN, GROGAN and JOHNSON had an elevated duty to ensure the accuracy of AMERCO’s financial statements. However, AMERCO’s financial statements for fiscal years 2000 and 2001 are presumed to be (and, in fact, are) misleading under federal law because they were restated. According to Generally Accepted Accounting Principals, previously issued financial statements should be restated only to correct material accounting errors that existed at the time the statements originally were issued. According to federal law, “[f]inancial statements filed with the Commission which are not prepared in
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accordance with generally accepted accounting principles will be presumed to be misleading or inaccurate, despite footnote or other disclosures. ” 17 C F.R. § 210.4-01
     86. As a result of the revelations regarding the SAC Entities and Defendants’ self-dealing, AMERCO’s stock price fell precipitously. In part as a result of “corporate governance practices,” AMERCO was placed on “credit watch” by Moody’s and Standard & Poors, and later downgraded Commercial lenders reduced AMERCO’s line of credit from $400 million to $200 million — the only significant reduction in the last 20 years. After consolidating SAC Entities on the balance sheet, AMERCO’s total debt was $1.6 billion, nearly six times earnings before interest, taxes, depreciation and amortization.
     87. The fallout, however, continued AMERCO defaulted on its payment of dividends on its preferred stock, and violated loan covenants. AMERCO became the focus of an SEC investigation and ultimately was forced to seek protection under the bankruptcy laws. The steep decline in AMERCO’s stock prices far exceeded the losses suffered by the marketplace as a whole, and it was attributable largely (if not entirely) to the revelations about Defendants’ self-dealing.4 .
V.	DEMAND ON AMERCO’S BOARD OF DIRECTORS WOULD BE FUTILE
     88. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 87, above
     89. Pursuant to Nev. Rev. Stat § 41 520 and Nev R. Civ. Pro. 23.1, a shareholder generally is required to make a demand on a corporation’s board of directors, prior to commencing a derivative action on behalf of the corporation. At the time this lawsuit originally was filed, the AMERCO Board of Directors consisted of: (1) JOE SHOEN; (2) JAMES SHOEN; (3) WILLIAM CARTY; (4) CHARLES BAYER; (5) JOHN DODDS; (6) JOHN BROGAN; (7) JAMES GROGAN; and (8) M. Frank Lyons. As set forth below, the demand

[4]	After this action originally was filed, AMERCO announced (in connection with its fiscal year 2004 financial results) that it had “deconsolidated” its financial statements from those of the SAC Entities. The properties which AMERCO transferred to the SAC Entities, however, remain with the SAC Entities. To date, AMERCO has not received adequate consideration for the self-storage properties or use of AMERCO’s resources and goodwill.

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requirement is excused in this case because making a demand would be futile for three independent reasons.
A.	A Majority Of The Board Has A Material Interest In The Subject Of The Demand.
1.	JOE and JAMES SHOEN Have a Material Interest in the Demand
     90. JOE and JAMES SHOEN (along with MARK SHOEN) established the SAC Entities. On the eve of filing personal bankruptcies, JOE and JAMES SHOEN transferred their interests in the SAC Entities to MARK SHOEN for $100 each even though a contemporaneous appraisal valued the business at $850,000. Thereafter, JOE and JAMES SHOEN have (through their respective positions with AMERCO, U-Haul, Nationwide and AREC) facilitated the transfer of hundreds of millions of dollars worth of self-storage properties to the SAC Entities. Based upon these facts, and the inadequate consideration for which MARK SHOEN obtained JOE and JAMES SHOEN’s interests in the SAC Entities, Plaintiffs are informed and believe, and therefore allege, that JOE and JAMES SHOEN have retained an undisclosed pecuniary interest in the SAC Entities.
     91. JOE and JAMES SHOEN approved the transfer of hundreds of valuable self-storage properties to the SAC Entities at prices that were unfair to AMERCO. Furthermore, as AREC Directors, JOE and JAMES SHOEN allowed the SAC Entities to exploit AREC’s human resources without compensation. Moreover, JOE and JAMES SHOEN served as Executive Officers of U-Haul, and they served on the Nationwide and U-Haul Boards, when these subsidiaries provided over $600 million in non-recourse loans to the SAC Entities (which were used to acquire properties from AREC while JOE and JAMES SHOEN served on the AREC Board). JOE and JAMES SHOEN also served as Directors and Executive Officers of U-Haul when U-Haul entered into multiple “management agreements” for the benefit of the SAC Entities. JOE and JAMES SHOEN face a substantial likelihood of personal liability for their participation in the self-dealing transactions.
     92. Furthermore, despite their involvement in creating the SAC Entities and their orchestration of AMERCO’s transactions with the SAC Entities, JOE and JAMES SHOEN.

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knowingly signed incomplete and misleading annual reports designed to conceal the self-dealing scheme. These public filings concealed the nature and extent of AMERCO’s dealings with the SAC Entities and misrepresented AMERCO’s financial condition. JOE and JAMES SHOEN ignored years of warnings from PwC regarding material weaknesses in AMERCO’s internal controls. Thus, JOE and JAMES SHOEN violated Nevada and federal securities laws which prohibit signing and approving false and misleading financial statements.
     93. Finally, JOE and JAMES SHOEN cannot be considered disinterested for purposes of considering a demand adverse to their brother, MARK SHOEN. As discussed below, JOE, JAMES and MARK SHOEN (along with CARTY, BAYER and DODDS) have remained closely aligned for decades, throughout the various battles for control over AMERCO. Their close family relationship with MARK SHOEN, standing alone, creates a disabling interest which prevents JOE and JAMES SHOEN from giving disinterested consideration to a demand adverse to MARK SHOEN and the SAC Entities.
2.	BAYER has a Material Interest in the Demand
     94. BAYER participated in every aspect of AMERCO’s transactions with the SAC Entities. As a Director and President of AREC, BAYER approved the sales of at least 111 self-storage properties to the SAC Entities at below-market prices. Indeed, under BAYER’s direction, AREC began the process of transferring all of AMERCO’s self-storage properties to MARK SHOEN and the SAC Entities, BAYER also used AREC’s human resources and offices to help MARK SHOEN and the SAC Entities locate, obtain and develop valuable self-storage properties without compensation, without disclosing these arrangements to AMERCO’s stockholders. In addition, BAYER approved over $100 million in non-recourse loans during his tenure as a Director of Nationwide. The SAC Entities used these loans to acquire self-storage properties from AREC at below-market prices during the same period of time BAYER served as President of AREC. Thus, BAYER faces a substantial likelihood of personal liability for his participation in AMERCO’s dealings with the SAC Entities.
     95. Furthermore, despite his extensive involvement in AMERCO’s dealings with the SAC Entities, BAYER knowingly signed incomplete and misleading annual reports from 1995
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through 2002. These public filings concealed the nature and scope of AMERCO’s dealings with the SAC Entities and misrepresented AMERCO’s financial condition. BAYER also ignored years of warnings from PwC regarding material weaknesses in AMERCO’s internal controls. Thus, BAYER violated Nevada and federal securities laws which prohibit signing and approving false and misleading financial statements.
3.	CARTY has a Material Interest in the Demand
     96. CARTY participated in every aspect of AMERCO’s transactions with the SAC Entities. As a Director of AREC, CARTY approved the sale of approximately 210 self-storage properties at below market prices to the SAC Entities. As a Director of U-Haul, CARTY approved hundreds of million of dollars in non-recourse loans that the SAC Entities used to purchase self-storage properties from AREC at unfair prices. In addition, during CARTY’s tenure on the U-Haul Board, he also approved of multiple “management agreements” through which U-Haul runs the day-to-day operations of the self-storage properties under the U-Haul trade name, but MARK SHOEN and the SAC Entities retain 94% of the gross revenues. Thus, CARTY faces a substantial likelihood of personal liability for his participation in AMERCO’s dealings with the SAC Entities.
     97. Furthermore, despite his extensive involvement in AMERCO’s dealings with the SAC Entities, CARTY – who also served on AMERCO’s Audit Committee from 1994 through 1999 — signed incomplete and misleading annual reports from 1997 through 2002. As set forth above, these public filings concealed the nature and scope of AMERCO’s dealings with the SAC Entities and misrepresented AMERCO’s financial condition. CARTY also ignored years of warnings from PwC regarding material weaknesses in AMERCO’s internal controls. Accordingly, CARTY violated Nevada and federal securities laws which prohibit signing and approving false and misleading financial statements.
     98. Finally, CARTY is JOE and MARK SHOEN’s uncle CARTY is the brother of Anna Mary, L S Shoen’s first wife and JOE and MARK SHOEN’s mother. CARTY, JOE and MARK SHOEN share an intensely close and deep familial relationship, going back decades After the death of Anna Mary, JOE and MARK SHOEN spent much of their childhood and
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adolescent years with CARTY at CARTY’s ranch. CARTY became a “father figure” to JOE and MARK SHOEN considering the fact that L.S. Shoen spent such a considerable amount of time traveling on business. CARTY, JOE and MARK SHOEN, collectively, were the first to turn against L.S. Shoen, first by accusing L.S. Shoen of murdering Anna Mary (JOE and MARK SHOEN’s mother) and then by attributing U-Haul’s success to Anna Mary, rather than L.S. Shoen. Indeed, CARTY and JOE SHOEN became so close over the years, JOE SHOEN’s wife publicly commented that JOE SHOEN was beginning to closely resemble CARTY; she observed that JOE SHOEN had the same facial expression, carried his body in the same manner and was prone to engage in name petty calling, just like CARTY was known to do.
     99. At one point, Mike Shoen, who had supported L.S. Shoen, fired CARTY from U-Haul in 1980 due to his “combative personality.” However, as soon as JOE SHOEN wrested power from L.S. Shoen, JOE SHOEN, with the assistance of MARK SHOEN, immediately placed CARTY back on the AMERCO Board as part of a concerted effort to stack the AMERCO Board with loyal supporters. Shortly after the Shoen Insiders appointed CARTY to the Board, CARTY told them that for $10,000, he could “hire a guy who would take care of anyone who stood in [their] way “ Moreover, CARTY frequently was overheard commenting at AMERCO Board meetings that the Shoen Insiders should engage in “inside deals” with AMERCO because he believed that was the “real benefit” of owning a business. In other words, CARTY repeatedly encouraged the Shoen Insiders to “funnel” money out of AMERCO on a pre-tax basis. Unfortunately, AMERCO’s dealings with the SAC Entities are only one example of the Shoen Insiders engaging in such self-dealing.
     100. As discussed below, in the years that followed, AMERCO became the focus of an ongoing inter-family battle for control. CARTY, however, steadfastly sided with and supported JOE and MARK SHOEN — even when the Shoen Insiders were engaging in conduct detrimental to AMERCO that courts and juries alike found to be reprehensible, illegal and warranting of massive judgments against AMERCO. The strength of CARTY’s relationship with JOE and MARK SHOEN is illustrated by his prior service on the AMERCO Board. Given CARTY’s
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unwavering allegiance to his nephews JOE and MARK SHOEN, he cannot be considered disinterested in a demand adverse to them.
4.	DODDS has a Material Interest in the Demand
     101. As a Director of AREC, DODDS approved the sales of approximately 110 self-storage properties at below market prices to the SAC Entities. In addition, as a U-Haul Director, DODDS approved hundreds of million of dollars in non-recourse loans to the SAC Entities, and he authorized the “management agreements” through which U-Haul runs the day-to-day operations of the self-storage properties, but MARK SHOEN and the SAC Entities retain 94% of the gross revenue. Indeed, for at least two years (when DODDS’ service on the AREC and U-Haul Boards overlapped), DODDS orchestrated the financing, acquisition and management of the self-storage properties for the benefit of MARK SHOEN and the SAC Entities Thus, DODDS faces a substantial likelihood of personal liability for his participation in AMERCO’s dealings with the SAC Entities.
     102. Furthermore, despite his extensive involvement in AMERCO’s dealings with the SAC Entities, DODDS — who also has served on AMERCO’s Audit Committee since 1999 — knowingly signed incomplete and misleading annual reports in 1994, and 2000 through 2002. These public filings concealed the nature and scope of AMERCO’s dealings with the SAC Entities and misrepresented AMERCO’s financial condition. DODDS also ignored years of warnings from PwC regarding material weaknesses in AMERCO’s internal controls. Accordingly, DODDS violated Nevada and federal securities laws which prohibit signing and approving false and misleading financial statements.
     103. DODDS also has a material interest in the subject of a demand in this case given his close, bias-producing relationship with JOE SHOEN. As discussed below, during JOE SHOEN’s initial efforts to oust L.S. Shoen from power, DODDS actively solicited votes from other AMERCO Board members in support of JOE SHOEN and he even terminated AMERCO District Vice President John Fowler for not pledging his support for JOE SHOEN Thereafter, in an effort to thwart a takeover attempt, JOE SHOEN devised a plan to issue stock to five loyal employees on the condition that they give him proxies to vote their shares. JOE SHOEN chose
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DODDS as one of the five employees because he knew DODDS could be trusted to support JOE SHOEN. Because DODDS could not afford the stock, JOE SHOEN personally loaned DODDS $162,000 from his children’s trust, and JOE SHOEN convinced the AMERCO Board to loan DODDS the balance of the purchase price, $4.2 million, on an unsecured basis. In return, DODDS gave JOE SHOEN proxies to vote the newly-issued stock. This transaction resulted in a staggering jury verdict against AMERCO and JOE SHOEN personally. As set forth below, however, this is not the only instance of DODDS elevating his loyalty to JOE SHOEN over his fiduciary duties to AMERCO and its shareholders.
5.	BROGAN and GROGAN Have a Material Interest in the Demand
     104. Both BROGAN and GROGAN served on AMERCO’ s Audit Committee since 1998. Notwithstanding the magnitude of AMERCO’s transactions with the SAC Entities, BROGAN and GROGAN knowingly signed incomplete and misleading annual reports for fiscal years 1998 through 2001. As set forth above, these public filings concealed the nature and scope of AMERCO’s dealings with the SAC Entities and misrepresented AMERCO’s financial condition. BROGAN and GROGAN also ignored years of warnings from PwC regarding material weaknesses in AMERCO’s internal controls. As a result, BROGAN and GROGAN violated Nevada and federal securities laws which prohibit signing and approving false and misleading financial statements. Accordingly, BROGAN and GROGAN also face a substantial likelihood of personal liability for their participation in AMERCO’s dealings with the SAC Entities.
     105. In sum, JOE SHOEN, JAMES SHOEN, CARTY, BAYER, DODDS, BROGAN and GROGAN helped orchestrate and conceal the wrongful conduct alleged herein and each faces a “substantial likelihood of personal liability” for his involvement in the self-dealing scheme. Because these Defendants represent seven of the eight members of the AMERCO Board at the time this action originally was commenced, it is impossible for the AMERCO Board to give disinterested consideration to a demand in this case. The demand requirement is thus excused on this basis alone. As set forth below, however, the demand requirement is excused for two additional reasons.
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B.	The AMERCO Board Is Not Independent Of The Shoen Insiders
     106. Even if a director is not interested in a demand, a director nevertheless is incapable of considering a demand if he or she is not independent of another director who is interested in the demand. Here, the Shoen Insiders dominate and control the AMERCO Board. It is precisely because of this domination and control that the other Directors knowingly and intentionally participated in the self-dealing transactions in the first place.
     107. The Shoen Insiders have absolute power over the selection and election of AMERCO’s Board. The Shoen Insiders have used their collective stock ownership and control over the votes of the ESOP Trust to pack the AMERCO Board with loyal subordinates. Indeed, BAYER, CARTY, DODDS and HERRERA were selected to serve on the AMERCO Board only after years of service under JOE SHOEN, during which time they demonstrated their unquestioning allegiance to the Shoen Insiders. The extent of the Shoen Insiders’ influence over the AMERCO Board is demonstrated conclusively by a brief historical account of their prior abuses of their fiduciary duties, and the Board’s repeated failure to intervene and protect the interests of AMERCO and its shareholders.
1.	The Issuance of Stock to Five “Key” Employees
     108. In the 1980s, U-Haul’s founder, L.S. Shoen, was in charge of AMERCO and those aligned with him collectively owned 49 66% of AMERCO’s stock L.S Shoen’s sons JOE, MARK, JAMES and PAUL SHOEN also held blocks of stock, but slightly less in the aggregate than the group aligned with L.S. Shoen. In 1986, L.S. Shoen’s children took control of the company and forced him out as President and CEO Although L.S. Shoen and his children had agreed that AMERCO would be run jointly by JOE SHOEN and his brother Sam Shoen, JOE SHOEN ousted Sam Shoen and took control of AMERCO. The Shoen family was polarized, splitting into one faction led by L.S. Sam and Mike Shoen (the “Insurgent Group”) and another faction led by JOE SHOEN. At this time, JAMES SHOEN, DODDS and CARTY aligned themselves with JOE SHOEN.
     109. In 1988, the Insurgent Group attempted to regain control of the Company. The Insurgent Group reached a tentative agreement with the trustee of a trust established for the
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benefit of L.S. Shoen’s minor son (the “Trustee”), to seize control from JOE SHOEN and his faction. The Insurgent Group planned to obtain written consents from a bare majority of shareholders to expand and take control of the AMERCO Board of Directors.
     110. JOE SHOEN discovered the Insurgent Group’s plan a few days before an agreement could be finalized with the Trustee. In response, JOE SHOEN devised a scheme to issue 8,999 new shares (constituting 8% of AMERCO’s stock) to five “key” employees to shift majority control of AMERCO’s stock in favor of JOE SHOEN and his faction. Notably, JOE SHOEN selected DODDS as one of the five “key” employees who received stock.
     111. JOE SHOEN personally loaned each of the five employees (including DODDS) $162,000 for down payments for the stock. JOE SHOEN convinced the Board to authorize AMERCO to loan the employees the balance of the purchase price ($4.2 million) on an unsecured basis, despite the employees’ manifest inability to repay such a large loan. In return, the employees (including DODDS) gave JOE SHOEN proxies to vote their shares, giving his faction 50.2% control of the stock.
     112. JOE SHOEN called an emergency meeting and persuaded the Board (which, at that time included JAMES SHOEN, DODDS and CARTY), to authorize the issuance of the new shares. JOE SHOEN then convinced the Board to change AMERCO’s bylaws to requite a two- thirds majority to institute the changes sought by the Insurgent Group. After defeating the Insurgent Group’s effort to reclaim AMERCO, JOE SHOEN cut off L.S. Shoen’s retirement benefits and terminated his lifetime employment contract (which was, in essence, his pension), citing “insubordination..”
     113. The Insurgent Group filed suit in August 1988. By that time, however, the Board had deposited the stock issued to the five “key” employees into the ESOP Trust, and the judge held that the trust could not be dissolved. In the 1994 trial of their claims, an Arizona jury awarded $1.47 billion to the Insurgent Group. The jury also levied $70 million in punitive damages against JOE SHOEN personally, based upon a finding that he had acted with “hatred and ill will and the deliberate and evil intent to injure plaintiffs ”.
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     114. After the judgment was reduced to $461 million (and $7 million against JOE SHOEN personally), JOE SHOEN, JAMES SHOEN, DODDS and CARTY all filed personal bankruptcies. As noted above, JOE and JAMES SHOEN transferred their stock in the SAC Entities to MARK SHOEN for a nominal sum days before filing for bankruptcy. In the end, however, JOE SHOEN convinced the Board to “settle” the judgment by using AMERCO’s funds to repurchase the Insurgent Group’s stock, thereby relieving JOE SHOEN (as well as JAMES SHOEN, DODDS and CARTY) from having to pay any portion of the judgment. In fact, on December 31, 1998, JOE SHOEN caused AMERCO to pay the Insurgent Group $6 million to satisfy JOE SHOEN’s punitive damages judgment. AMERCO made this payment on JOE SHOEN’s behalf even though the punitive damages award was based on a jury finding that JOE SHOEN acted with deliberate intent to injure stockholders.
     115. This represents the first instance of the AMERCO Board failing to act independently of JOE SHOEN, JAMES SHOEN, CARTY and DODDS helped devise the scheme to issue new stock to the five “key” employees in an effort to entrench JOE SHOEN, JAMES SHOEN, CARTY and DODDS participated in the emergency meeting during which they approved the issuance of the stock and the loans that the employees used to purchase the stock. Tellingly, DODDS was one of five employees JOE SHOEN entrusted with the stock, and to whom JOE SHOEN personally loaned money, because JOE SHOEN knew that DODDS would not betray him. JOE SHOEN’s conduct resulted in a jury verdict against AMERCO for $1.47 billion, and a $70 million punitive damages award against JOE SHOEN personally JAMES SHOEN, CARTY and DODDS’ prior service on the AMERCO Board creates a reasonable doubt as to their ability to act independently of JOE SHOEN in considering a demand in this case.
2.	JOE and MARK SHOEN Misappropriated AMERCO Resources to Prosecute a Defamation Action
     116. JOE and MARK SHOEN also have misappropriated AMERCO’s resources for their own purposes without any Board intervention. Following the 1993 publication of Birthright, a book in which author Ron Watkins suggested that JOE and MARK SHOEN were

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involved in the murder of Eva Shoen. (Sam Shoen’s late wife), JOE and MARK SHOEN filed a defamation action against L. S Shoen. JOE and MARK SHOEN claimed, among other things, that L.S. Shoen was a source that the author had used in attempting to connect them to the crime.
      117. The defamation action purely was a personal lawsuit. Nevertheless, rather than fund the prosecution of this litigation on their own, JOE and MARK SHOEN used Richard Amoroso who, at the time, served as Assistant General Counsel / Litigation Counsel for U-Haul, to prosecute the matter on their behalf. In essence, JOE and MARK SHOEN caused AMERCO to foot the bill for the legal fees associated with prosecuting a personal action having nothing to do with AMERCO. Directors JAMES SHOEN, CARTY and DODDS again refused to intervene on AMERCO’s behalf, and they allowed JOE and MARK SHOEN to treat AMERCO as their private war chest. This is another example of JAMES SHOEN, CARTY and DODDS’ unwavering loyalty to the Shoen Insiders.
3.	The Manipulation of Shareholder Voting Procedures
     118. In 1994, Plaintiff PAUL SHOEN nominated himself as an AMERCO Director and proposed several pro-stockholder bylaw amendments. Faced again with the prospect of losing control, JOE SHOEN convinced the Board (which, at that time, included MARK SHOEN, JAMES SHOEN, DODDS, CARTY and BAYER) to advance the date of AMERCO’s annual meeting. In addition, JOE SHOEN convinced the ESOP Trustees to refuse to distribute Plaintiff PAUL SHOEN’s proxy materials to the ESOP participants. These actions prevented Plaintiff from obtaining a seat on the AMERCO Board.
     119. In the litigation that followed, Judge Reed of the United States District Court enjoined the “flagrant” breaches of fiduciary duties committed by JOE SHOEN and his faction. Judge Reed found that JOE SHOEN had gone “beyond the realm of predictable malfeasance” in his attempts to manipulate shareholder voting on the proposed reforms. The Court concluded that JOE SHOEN’s actions “constitute[d] a flagrant breach of [his] fiduciary duties under any conceivable test......”
     120. In order to settle the litigation before Judge Reed, AMERCO and the Shoen Insiders agreed to support the election of Plaintiff PAUL SHOEN to the AMERCO Board for a

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two-year term Even then, however, the Shoen Insiders were able to limit PAUL SHOEN’s tenure on the Board by causing AMERCO to seek and obtain an injunction (in the bankruptcy proceedings) against the holding of AMERCO’s annual meeting. As a result, PAUL SHOEN only was able to serve on the AMERCO Board from January 1997 until August 1998, instead of the normal two year term.
     121. This is the third example of the AMERCO Board failing to act independently of JOE SHOEN. Thus, an overwhelming doubt surrounds CARTY, DODDS and BAYER’s ability to consider a demand in AMERCO’s best interest free from the undue influence of the Shoen Insiders,
4.	JOE SHOEN’s Treatment of Those Who Have Opposed Him
     122. JOE SHOEN has solidified his control over the AMERCO Board by retaliating against or terminating anyone who opposes him. As set forth above, JOE SHOEN ousted his brother Sam Shoen and terminated his father, L.S. Shoen and out off his pension after the Insurgent Group unsuccessfully attempted to take control of AMERCO.
     123. In 1991, PAUL SHOEN came into conflict with JOE SHOEN over PAUL SHOEN’s desire to promote employee participation in AMERCO management. As a result, JOE and MARK SHOEN summarily fired PAUL SHOEN as the President of U-Haul, and he was not nominated to continue serving as a Director. Any question surrounding CARTY’s loyalty was answered, conclusively, in 1991, By this time, he not only had sided with the Shoen Insiders to oust L.S. Shoen, but he sided with JOE and MARK SHOEN in terminating Plaintiff PAUL SHOEN as well. He had selected his faction, and his loyalty has never wavered.
     124. In 2002, JOE SHOEN terminated PwC — AMERCO’s auditor for over 20 years — after PwC required AMERCO to consolidate its financials with the SAC Entities. As set forth above, PwC had identified and disclosed numerous “material weaknesses” in AMERCO’s internal controls shortly before being terminated by AMERCO.
     125. CARTY, DODDS and BAYER each have enjoyed long and lucrative careers at AMERCO as a result of their loyalty to the Shoen Insiders. CARTY, DODDS and BAYER receive a salary and pension for their services on the AMERCO Board CARTY, DODDS and
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BAYER have witnessed JOE SHOEN’s retaliation against those who have opposed him in the past CARTY, DODDS and BAYER know that by considering a demand adverse to JOE SHOEN, they would jeopardize their continued salary and pension benefits. Thus, because the Shoen Insiders are in a position to influence or control CARTY, DODDS and BAYER, they cannot be considered independent for purposes of considering a demand adverse to the Shoen Insiders in this case.
     126. Notably, CARTY has three children who currently are employed at U-Haul, under JOE SHOEN. Martin Carty works at the U-Haul Technical Center in Tempe, Arizona, Katie Carty works in the U-Haul Legal Department, and Timothy Carty, CARTY’s step son, works at the U-Haul Purchasing Department. Thus, by considering a demand adverse to JOE SHOEN, CARTY not only would jeopardize his continued receipt of salary and pension benefits, but he also would jeopardize the continued employment of three of his children.
5.	Other Instances of the Shoen Insiders Engaging in Self-Dealing
     127. The Shoen Insiders have engaged in numerous other self-dealing transactions, which also is indicative of their control over the Board. In fiscal year 2002, U-Haul purchased $3,238,000 worth of “printing” from Form Builders, Inc. (“Form Builders”), which is owned and operated by MARK SHOEN, MARK SHOEN’s daughter and JOE SHOEN’s sons. Form Builders earns all of its revenue through contracts with U-Haul. There is no competitive bidding, process nor review and approval of these agreements by independent directors or auditors.
     128. Form Builders has run into trouble with the Internal Revenue Service in the past. Indeed, at one point, Form Builders was required to pay $470,000 in back taxes when it claimed a $1 million deduction for payments made to the trusts of the Shoen Insiders’ children. Notably, Form Builders claimed the payments as “business expenses.” Notwithstanding the inherent suspiciousness of U-Haul’s dealings with Form Builders and the size of these related-party transactions, AMERCO has failed to disclose any details regarding these agreements. In fact, it is unclear from AMERCO’s public filings what “printing” U-Haul purchases from Form
Builders,

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      129. Similarly, in fiscal year 2001, U-Haul sold $10,510,000 worth of remanufactured engine parts to Equipment Universe, and purchased $53,671,000 worth of automotive parts and tools from Equipment Universe. During the time of the Equipment Universe transactions, JAMES SHOEN had an interest in Equipment Universe. Again, the details of U-Haul’s transactions with Equipment Universe have never been disclosed to AMERCO shareholders. These related party transactions are further evidence of the Shoen Insiders’ unbridled control over the AMERCO Board.
6.	A Former Board Member Personally Witnessed JOE SHOEN’s Control Over the AMERCO Board
     130. As noted above, Plaintiff PAUL SHOEN served as a Director of AMERCO from December 1986 to August 1991, and from January 17, 1997 to August 28, 1998. During this period of time, he witnessed first hand JOE SHOEN’s domination and control over the Board’s deliberative process and decision making. Plaintiff PAUL SHOEN also observed the other Defendants’ fear of retaliation by JOE SHOEN which effectively prevents them from independently considering a demand in this case.
     131.  In sum, the Board is not independent of the power and influence of the Shoen Insiders. As discussed above, the Shoen Insiders’ repeated violations of their fiduciary duties, coupled with the Board’s consistent acquiescence, active participation in the wrongdoing and fear of retaliation cast serious doubts over the Board’s ability to independently consider a demand in this case.
C.	AMERCO’s Dealings With The SAC Entities Are Ultra Vires
     132. The demand requirement is excused in this case for a third reason. Under Nevada law, the articles of incorporation limit the powers and authority conferred upon the board of directors in managing the business and affairs of a corporation. See, e.g., Nev. Rev, State § 78.120 (1) Where a corporate act violates an express provision of the corporation’s articles of incorporation, the act is ultra vires. Where a derivative action challenges an act as ultra vires, the demand requirement is excused.

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     133. Article 11 of AMERCO’s Articles of Incorporation requires approval by shareholders for: “(A) Any agreement for the merger, consolidation, amalgamation or combination of this corporation with or into any other corporation which is an Interested Stockholder (as hereafter defined); [or] (B) Any sale, lease, exchange or other disposition to or with this corporation of any assets of any Interested Stockholder,” Article 11 defines “Interested Stockholder” as “the beneficial owner, directly or indirectly” of more than five percent of AMERCO stock (calculated as of the transaction date), and any “affiliates” and “associates” of such person.
     134. Defendant MARK SHOEN is an “Interested Stockholder” because he owns (and owned) more than five percent of AMERCO’s common stock at all times relevant to this case MARK SHOEN also owns the SAC Entities, and acts as the President of the SAC Corporations and as the President of the general corporate partner of each of the SAC Partnerships. Because the SAC Entities are “affiliates” and “associates” of MARK SHOEN, they also are “Interested Stockholders” for purposes of Article 11.5
     135. AMERCO’s transactions with the SAC Entities violated Article 11 of
AMERCO’s Articles of Incorporation in three different ways. First, AMERCO’s SEC filings admit a prohibited sale of assets to AMERCO in violation of Section (B) of Article 11. As noted above, on September 28, 2001, AMERCO purchased nine self-storage properties from the SAC Entities for $35.2 million. This transaction was an obvious “sale to ... this corporation [i.e.,
AMERCO] of assets of an Interested Stockholder,” Nevertheless, no shareholder approval of the sale was sought or obtained.

[5]	See Nev, Rev. Stat § 78,412 (defining “affiliate” as “a person that directly, or indirectly through one or more intermediaries, is controlled by, or is under common control with a specified person ”); Nev, Rev Stat. § 78,413 (defining “affiliate” as “[a]ny corporation or organization of which that person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of voting shares.”).

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136. Second, the transactions between AMERCO and the SAC Entities have resulted in a “combination” in violation of Subsection (A) of Article 11.[6] In this case, AMERCO has sold over $500 million worth of self-storage properties to MARK SHOEN and the SAC Entities None of these transactions ever was presented to (much less approved by) AMERCO’s shareholders.
137. Third, the “management agreements” between U-Haul and the SAC Entities violate Section (B) of Article 11 because they are de facto leases of the SAC Entities’ assets to AMERCO. Although title to the self-storage facilities is vested with the SAC Entities, the properties are operated by AMERCO in return for a fee equal to six percent of the gross rental revenue. The management agreements therefore constitute a “lease... with this corporation [i.e., AMERCO] of any assets of any Interested Stockholder [i.e., Mark Shoen and the SAC Entities],” in violation of Subsection (B) of Article 11. None of the “management agreements” ever was approved by AMERCO’s shareholders.
FIRST CAUSE OF ACTION Breach of the Fiduciary Duty of Loyalty (Against All Defendants)
138. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
139. All Defendants (other than the SAC Entities) owe a duty of loyalty to AMERCO and its stockholders. That duty of loyalty requires them to act in the utmost good faith Where a director or officer has a self-interest in a transaction, the transaction must be fair and serve the best interests of the corporation and its stockholders. See N.R.S. § 78.140(2)(d) (“The circumstances in which a contract or other transaction is not void or voidable [are]... [t]he contract or transaction is fair as to the corporation at the time it is authorized or approved ”)
[6] Although Article 11 does not define “combination,” under Nevada law a “combination” includes “any sale or lease to an interested stockholder of assets of the corporation (a) having an aggregate market value equal to five percent or more of... the assets of the corporation, (b) having an aggregate market value equal to five percent or more of the... market value of all the outstanding shares of the corporation, or (c) representing 10 percent or more of the earning power or net income of the corporation.” See Nev. Rev. Stat. §78.416.
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140. Defendant MARK SHOEN is an AMERCO Executive Officer who currently holds the title of President of U-Haul Phoenix Operations. He has a material self-interest in the transfers of AMERCO assets to the SAC Entities because he owns and controls the SAC Entities. Defendants JOE and JAMES SHOEN also have a self-interest in the transfers because they have retained an undisclosed pecuniary interest in the SAC Entities, and because they are MARK SHOEN’s brothers.
141. The transfers of real estate from AMERCO to the SAC Entities are not fair and do not serve the best interests of AMERCO or its stockholders. The prices paid do not reflect the true value of the properties sold, and AMERCO resources are exploited in accomplishing the transfers.
142. Defendants DODDS, CARTY, BAYER, HERRERA, JOHNSON, BROGAN and GROGAN breached their duty of loyalty by knowingly orchestrating, participating, facilitating and aiding and abetting the self-dealing transactions. Each of these Defendants helped the SAC Entities misappropriate AMERCO’s self-storage business and they knowingly signed misleading and incomplete public filings. In doing so, these Defendants elevated their loyalty to the Shoen Insiders over their loyalty to AMERCO and its shareholders. Moreover, Defendants DODDS, CARTY, BAYER, HERRERA, JOHNSON, BROGAN and GROGAN also failed to clarify years’ worth of incomplete and misleading public filings. As a result, it was impossible for Plaintiffs (and AMERCO’S other shareholders) to determine the nature and scope of Defendants’ self-dealing transactions.
143. The SAC Entities are liable for aiding and abetting these breaches of fiduciary duties. The SAC Entities (acting through Defendant MARK SHOEN) knowingly participated in the breaches of fiduciary duties by facilitating the transfer of AMERCO’s assets at below-market prices, and by relying upon AMERCO’s extensive resources to develop and market properties to the detriment of AMERCO and its stockholders.
144. Because the transfers of AMERCO real estate to SAC Entities were unfair and represent a breach of fiduciary duty by the Officers and Directors of AMERCO, Plaintiffs are
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entitled to a judgment declaring all such transfers to be void and quieting title to the properties in AMERCO.
145. Plaintiffs, AMERCO, and AMERCO’s other stockholders have been damaged by the Defendants’ breaches of the fiduciary duty of loyalty because those transactions have reduced the value of AMERCO and, accordingly, Plaintiffs’ stock. These misdeeds were intentional and thus warrant the imposition of personal liability on the individual Defendants for the damages they have caused.
146. In breaching their fiduciary duties, Defendants JOE, MARK and JAMES SHOEN acted maliciously and fraudulently, and they oppressed AMERCO and its stockholders, thus warranting the imposition of exemplary and punitive damages.
147. By reason of Defendants’ actions, AMERCO and its stockholders have suffered and continue to suffer irreparable injury consisting of past financial losses, future losses of the opportunity to profit from AMERCO’s position in the self-storage market, and the loss of the stockholders’ democratic rights. Plaintiffs have no adequate or speedy remedy at law for these irreparable injuries and therefore are entitled to injunctive relief.
SECOND CAUSE OF ACTION Breach of the Fiduciary Duty of Loyalty: Usurpation of Corporate Opportunities (Against Mark Shoen)
148. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
149. In his capacity as an Executive Officer of AMERCO and U-Haul, MARK SHOEN learned of the self-storage real estate opportunities alleged herein. He failed to offer these opportunities to AMERCO, or caused AMERCO to reject them, even though he knew or should have known the opportunities would be of interest to AMERCO. He then usurped the opportunities for himself by causing the SAC Entities, which he purportedly owns and controls, to buy the properties. This usurpation of corporate opportunities is a breach of his fiduciary duty of loyalty.
150. Plaintiffs, AMERCO, and AMERCO’s other stockholders have been damaged by MARK SHOEN’s breaches of fiduciary duty because the transactions with the SAC Entities.
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have reduced substantially the value of AMERCO and, accordingly, Plaintiffs’ stock. MARK SHOEN’s misdeeds were intentional and thus warrant the imposition of personal liability for the damages he has caused.
     151. In breaching his fiduciary duties, MARK SHOEN acted maliciously and fraudulently, and oppressed AMERCO and its stockholders, thus warranting the imposition of exemplary and punitive damages.
     152. By reason of MARK SHOEN’s actions, AMERCO and its stockholders have suffered and continue to suffer irreparable injury consisting of past financial losses, future losses of the opportunity profit from U-Haul’s position in the self-storage market, and the loss of stockholders’ democratic rights. Plaintiffs have no adequate or speedy remedy at law for these irreparable injuries and therefore are entitled to (among other relief) injunctive relief.
THIRD CAUSE OF ACTION
Breach of Fiduciary Duty: Ultra Vires Acts
(Against All Defendants)
     153. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
      154. AMERCO’s Articles of Incorporation limit the actual authority of the Company’s Officers and Directors. AMERCO’s Officers and Directors also have a fiduciary duty of loyalty and care which requires them to act in a manner consistent with the Articles of Incorporation.
      155. Article 11 of AMERCO’s Articles of Incorporation (which has remained unchanged at all times relevant to this suit) requires approval by shareholders for: “(A) Any agreement for the merger, consolidation, amalgamation or combination of this corporation with or into any other corporation which is an Interested Stockholder (as hereafter defined); [or] (B) Any sale, lease, exchange or other disposition to or with this corporation of any assets of any Interested Stockholder.” Article 11 defines an “Interested Stockholder” as “the beneficial owner, directly or indirectly” of more than five percent of AMERCO stock (calculated as of the transaction date), and any “affiliates” and “associates” of such person. As set forth above, Defendant MARK SHOEN and the SAC Entities are “Interested Stockholders” for purposes of Article 11.
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      156. AMERCO’s transactions with the SAC Entities violated Article 11 of AMERCO’s Articles of Incorporation in three different ways. First, AMERCO’s SEC filings admit a prohibited sale of assets to AMERCO in violation of Section (B) of Article 11. Second, the transactions between AMERCO and the SAC Entities have resulted in a “combination” in violation of Subsection (A) of Article 11. Third, the “management agreements” between U-Haul and the SAC Entities violate Section (B) of Article 11 because they are de facto leases of the SAC Entities’ assets to AMERCO. None of these transactions ever was presented to (much less approved by) AMERCO’s shareholders.
      157. Defendants exceeded the limits of their authority and breached their fiduciary duty of care to AMERCO and its stockholders by failing to comply with the requirements of Article 11. This renders AMERCO’s transactions with the SAC Entities ultra vires.
      158. The SAC Entities (acting through Defendant MARK SHOEN) knowingly participated in the breach of fiduciary duties by facilitating the transfer of AMERCO’s assets at below-market prices, in violation of the Article 11 of AMERCO’s Articles of Incorporation.
     159. Plaintiffs, AMERCO, and AMERCO’s other stockholders have been damaged by Defendants’ breaches of fiduciary duty and ultra vires acts because AMERCO’s transactions with the SAC Entities have reduced the value of AMERCO and its outstanding stock. Defendants’ misdeeds were intentional and thus warrant the imposition of personal liability on the individual Defendants for the damages they have caused.
     160. In breaching their fiduciary duties and violating Article 11, Defendants JOE, MARK and JAMES SHOEN acted maliciously and fraudulently, and they oppressed AMERCO and its stockholders, thus warranting the imposition of exemplary and punitive damages.
     161. By reason of Defendants’ actions, AMERCO and its stockholders have suffered and continue to suffer irreparable injury consisting of past financial losses, future losses of the opportunity to profit from U-Haul’s position in the self-storage market and the loss of stockholder democratic rights. Plaintiffs have no adequate or speedy remedy at law for these irreparable injuries and therefore are entitled to injunctive relief.
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FOURTH CAUSE OF ACTION
Wrongful Interference with Prospective Economic Advantage
(Against all Defendants)
      162. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
      163. AMERCO had prospective economic or contractual relationships with customers who would have rented self-storage units in the U-Haul facilities. In addition, AMERCO had prospective economic or contractual relationships with third parties who owned and sold properties which could be used as self-storage locations. Defendants, by virtue of their positions as Directors and Officers of AMERCO, knew of AMERCO’s prospective economic relationships. By seizing upon the economic opportunities that otherwise would have been available to AMERCO, Defendants acted for the benefit of the SAC Entities, with the intent to harm AMERCO No privilege excuses Defendants’ acts. AMERCO has been damaged as a result of Defendants’ conduct because it has lost significant assets, lost the opportunity to obtain the appreciation in value of the self-storage properties transferred to the SAC Entities and missed the chance to capitalize on the economic opportunities usurped by Defendants.
      164. Plaintiffs, AMERCO, and AMERCO’s other stockholders have all been damaged by Defendants’ wrongful interference. Defendants’ wrongful interference was intentional, warranting the imposition of personal liability on the individual Defendants for the damages they have caused.
      165. In wrongfully interfering with AMERCO’s prospective economic advantage, Defendants JOE, MARK and JAMES SHOEN acted maliciously and fraudulently, and they oppressed AMERCO and its stockholders, thus warranting the imposition of exemplary and punitive damages.
     166. By reason of Defendants’ actions, AMERCO and its stockholders have suffered and continue to suffer irreparable injury consisting of past financial losses, future losses of the opportunity profit from U-Haul’s position in the self-storage market, and the loss of stockholder democratic rights. Unless restrained by this Court, this injury will continue. Plaintiffs have no
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adequate or speedy remedy at law for these irreparable injuries and therefore are entitled to injunctive relief.
FIFTH CAUSE OF ACTION
Unjust Enrichment
(Against the SAC Entities)
     167. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
     168. As a result of the misconduct alleged in this Complaint, the SAC Entities have received, and they retain, money and property of AMERCO against the fundamental principles of justice or equity and good conscience. The SAC Entities have been unjustly enriched at the expense of AMERCO and its stockholders.
     169. Conversely, AMERCO, Plaintiffs, and AMERCO’s other stockholders have suffered irreparable injuries for which they have no adequate remedy at law. Plaintiffs therefore are entitled to a constructive trust on (a) all real properties that were transferred to the SAC Entities, (b) any proceeds from those properties, and (c) any stockholder distributions paid by any of the SAC Entities to any of the individual Defendants.
SIXTH CAUSE OF ACTION
Abuse of Control
(Against All Defendants)
     170. Plaintiffs incorporate by reference the allegations of paragraphs 1 through 137, above.
     171. The Defendants owed duties, as controlling persons, to AMERCO’s public shareholders not to use their positions of control within the Company for their own personal interests and contrary to the interest of AMERCO’s public shareholders or permit their own bias and prejudice to influence decisions they make affecting the Company so as to cause the Company or its subsidiaries to violate the law.
     172. The conduct by Defendants has amounted to an abuse of their abilities to control AMERCO in violation of their obligations to AMERCO and AMERCO’s public shareholders. As a result of Defendants’ abuse of control, AMERCO has sustained and will continue to sustain
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irreparable injury for which it has no adequate remedy at law and therefore is entitled to injunctive relief.
PRAYER FOR RELIEF
          WHEREFORE, Plaintiffs, on behalf of AMERCO, pray for judgment as follows:
          A. Declaring that the individual Defendants breached their fiduciary duties to AMERCO and its stockholders through the misconduct alleged herein;
          B. Declaring the transfers of self-storage properties from AMERCO to the SAC Entities to be void, and quieting title to those properties in AMERCO;
          C. Declaring that the transfers of self-storage properties from AMERCO, and the exploitation of AMERCO resources in locating and developing those properties, have resulted in the unjust enrichment of the SAC Entities at the expense of Plaintiffs and AMERCO’s other stockholders and imposing a constructive trust on all assets which those Defendants cannot, in equity and good conscience, be allowed to retain;
          D. Declaring that MARK SHOEN usurped AMERCO’s corporate opportunities;
          E. Awarding damages against all Defendants, jointly and severally, in an amount representing the monetary damage suffered by AMERCO by reason of the misconduct alleged herein;
          F. Imposing punitive damages on Defendants JOE, MARK and JAMES SHOEN for their oppressive, fraudulent and malicious acts;
          G. Awarding to Plaintiffs the costs and disbursements of this action, including reasonable attorneys’ and experts’ fees;
          H. Imposition of a constructive trust in favor of the Company for the amount of profits each of the Defendants received since 1994 by diverting funds and assets away from AMERCO as alleged herein;
          I. Granting extraordinary equitable and/or injunctive relief as permitted by law, equity, and state statutory provisions used hereunder;
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          J. Preliminarily and permanently enjoining (1) any further transfers of AMERCO assets to the SAC Entities; (2) any further use of AMERCO (or its subsidiaries’) resources, including employees, to identify, purchase or develop properties on behalf of the SAC Entities; (3) any disposition of self-storage properties by the SAC Entities to third parties; and (4) any disbursement of assets from the SAC Entities to MARK SHOEN; and
          L. For such other and further relief as the Court may determine is just and proper.

Dated: November 8, 2006	LEWIS AND ROCA LLP MARTHA J. ASHCRAFT JAMES E. BERCHTOLD
	By:	/s/ Jasmine K. Mehta for (SBN 8188)
JAMES E. BERCHTOLD

3993 Howard Hughes Pkwy, Suite 600
Las Vegas, Nevada 89109
Telephone: (702) 949-8200
Facsimile: (702) 949-8352

Attorneys for Plaintiff Paul F. Shoen

LATHAM & WATKINS LLP
   MARC W. RAPPEL (admitted pro hac vice)
   BRIAN T. GLENNON (admitted pro hac vice)
633 West Fifth Street, Suite 4000
Los Angeles, California 90071-2007
Telephone: (213) 485-1234
Facsimile: (213) 891-8763

Attorneys for Plaintiff Paul F. Shoen

ROBBINS UMEDA & FINK LLP
   BRIAN J. ROBBINS
   KELLY M. McINTYRE
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Attorneys for Plaintiff Ron Belec

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BECKLEY SINGLETON CHTD
   IKE L. EPSTEIN
   DANIEL F. POLSENBERG
1875 Plumas Sheet, Suite 1
Reno, Nevada 89509-3387
Telephone: (775) 823-2900
Facsimile: (775) 823-2929

Attorneys for Plaintiff Ron Belec

BERMAN, DEVALERIO, PEASE,
TABACCO, BURT & PUCILLO
   JOSEPH J. TABACCO, JR.
   CHRISTOPHER HEFFELFINGER
425 California Street, Suite 2025
San Francisco CA 94104
Telephone: (415) 433-3200
Facsimile: (415) 433-6382

Attorneys for Plaintiff Glenbrook Capital
Limited Partnership

HAROLD B. OBSTFELD P.C
HAROLD B. OBSTFELD
260 Madison Avenue, 18th Floor
New York, NY 10016
Telephone: (212) 696-1212
Facsimile: (212) 696-1398

Attorneys for Plaintiff Alan Kahn

BECKLEY SINGLETON CHTD
   DAVID WASICK
1875 Plumas Street, Suite 1
Reno, Nevada 89509-3387
Telephone: (775) 823-2900
Facsimile: (775) 823-2929

Attorneys for Plaintiffs Glenbrook Capital
Limited Partnership and Alan Kahn

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EXHIBIT C
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EXHIBIT C Code: 2490 DANIEL HAYWARD (State Bar No. 5986) LAXALT & NOMURA, LTD. 9600 Gateway Drive Reno, Nevada 89521 Telephone: (775) 322-1170 Facsimile: (775) 322-1865
JACK W. LONDEN (Admitted Pro Hac Vice) MORRISON & FOERSTER LLP 425 Market Street San Francisco, California 94105-2482 Telephone: (415) 268-7000 Facsimile: (415) 268-7522
Attorneys for Nominal Defendant AMERCO
FILED 2007 SEP 13 AM 10:56 RONALD A. LONGTIN, JR. BY J. Ames DEPUTY
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA IN AND FOR THE COUNTY OF WASHOE
In re AMERCO DERIVATIVE LITIGATION Master File No. CV02-05602 Dept. No. 6
This Document Relates To: ALL ACTIONS
NOMINAL DEFENDANT AMERCO’S MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT; MEMORANDUM OF POINTS AND AUTHORITIES
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TABLE OF CONTENTS
Page TABLE OF AUTHORITIES C-3 INTRODUCTION C-5 BACKGROUND AND CONCISE STATEMENT OF UNDISPUTED MATERIAL FACTS C-7 APPLICABLE STANDARDS C-8 ARGUMENT C-9 I. AMERCO’S STOCKHOLDERS HAVE RATIFIED THE CHALLENGED SAC TRANSACTIONS C-9 A. Nevada Law Empowers Stockholders to Ratify Self-Interested Transactions C-9 B. The Proxy Statement Disclosed the Fact of Mark Sheen’s and James Shoen’s Financial Interests in the SAC Transactions C-11 C. Holders of a Majority of AMERCO’s Stock Voted to Ratify the Challenged Transactions C-12 D. Because of Stockholder Ratification, the Business Judgment Rule’s Presumption of Good Faith Applies to the Transactions C-13 E. Plaintiffs Fail to Allege Facts That Could Overcome the Presumption of the Business Judgment Rule C-14 II. PLAINTIFF BELEC’S LETTER COMPLAINING ABOUT THE PROXY STATEMENT FAILED TO ACKNOWLEDGE WHAT NRS 78.140 PROVIDES C-16 CONCLUSION C-18
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TABLE OF AUTHORITIES
Page(s)
CASES
Bonicamp v. Vazquez, 120 Nev. 377, 91 P.3d 584 (2004) 4
In re BHC Communs. S ’Holder Litig., 789 A.2d 1 (Del.Ch. 2001) 10
Cede & Co. v. Technicolor, 634 A.2d 345 (Del. 1993) 11 Duff v. Lewis, 114 Nev. 564, 958 P.2d 82 (1998) 4,5
In re Gen. Motors Class H S’holders Litig., 734 A.2d 611 (Del. Ch. 1999) 9, 11
Kopicko v. Young, 114 Nev. 1333, 971 P.2d 789, (1998) 5
Lewis v. Vogelstein, 699 A.2d 327 (Del. Ch. 1997) 7 Occhiuto v. Occhiuto, 97 Nev. 143, 625 P.2d 568 (1981) 5
Parnes v. Bally Entm’t Corp., 722 A.2d 1243 (Del. 1999) 11, 12
In re Santa Fe Pac. Corp. S’holder Litig., 669 A.2d 59 (Del. 1995) 1, 2, 7, s10
Shoen v. SAC Holding Corp., 137 P.3d 1171 (Nev. 2006) 1, 11 fn. 5
Skeen v. Jo-Ann Stores, Inc., 750 A. 2d 1170 (Del. 2000) 7
Solomon v. Armstrong, 747 A.2d 1098 (Del. Ch. 1998) 9, 11
Weinberger v. UOP. Inc., 457 A.2d 701 (Del. 1983) 10 fn.4
In re Wheelabrator Techs., Inc. S’holders Litig., 663 A.2d 1194 (Del. Ch. 1995) 9
White v. Panic, 783 A.2d 543 (Del. 2001) 11
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TABLE OF AUTHORITIES
(continued) Page(s) Wood v. Safeway,
121 P.3d 1026 (Nev. 2005) 5 STATUTES & RULES
Nev. Rev. Stat. § 78.138 11
§ 78.140 passim
Nev. R. of Civ. Proc.
12(c) 4
56(c) 5
8 Del. Code § 144(a)(2) 7, 8
OTHER AUTHORITIES
S. Bill No. 148, ch. 220, Stats. of Nev., 45th Sess. (1951) 6 fn.1
Assem. Bill No. 112, ch. 94,Stats. of Nev., 55th Sess. (l969) 6 & fn.1
Nev. S. Judiciary Minutes, 55th Sess. (1969) 6
Minutes of the Nev. State Leg., Joint S. & Assent. Comm. on the ., Judiciary, 66th Sess. (1991) 6 Keith P. Bishop, The Delaware of the West: Does Nevada Offer Better
Treatment for Directors than Delaware?, 7 No. 3 Insights, 20 (1993) 10
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     AMERCO hereby moves for judgment on the pleadings or, in the alternative, summary judgment based on the following memorandum of points and authorities and the supporting affidavit of AMERCO’s Corporate Secretary, Jennifer M. Settles, as well as the other pleadings and papers of record in this action. AMERCO requests oral argument to be scheduled at the Court’s convenience.
INTRODUCTION
     The plaintiffs in this action purport to act an behalf of AMERCO’s stockholders. But the State of Nevada has enacted a procedure that allows the exercise of corporate democracy, through which stockholders can speak for themselves. On August 20, 2007, AMERCO’s stockholders cast a vote of approval of the SAC transactions and a group of related transactions, covering all that has been challenged in this case. The votes in favor of approval constitute 72% of AMERCO’s shares entitled to vote. Of votes cast “for” or “against” the proposal, 83% were votes to approve the transactions; and the vote to approve would have been a majority without counting the votes of trusts controlled by Joe Shoen, James Shoen, and Mark Shoen — but Nevada law specifically requires that their votes must be counted, as is discussed below.
     The stockholder vote of approval disposes of plaintiffs’ contentions in this case. Ordinarily, the actions of corporate officers and directors cannot be second-guessed in litigation because they arc protected by the business judgment rule. As the Nevada Supreme Court has noted is this case.
The business judgment rule is a ‘presumption that in making a business decision the directors of a corporation acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the company,’ In 1991, the Nevada Legislature codified the business judgment rule at NRS 78.138.”
Shoen v. SAC Holding Corp., 137 P.3d 1171, 1178-79 (Nev. 2006) (footnotes omitted). A shareholder seeking judicial review of a corporate business decision or transaction must show in his complaint that the business judgment rule presumption of good faith is not applicable to the decision or transaction, or else the case will be dismissed. See, e.g., In re Santa Fe Pac. Corp. S’holder Litig., 669 A.2d 59, 71 (Del. 1995) (“where the business judgment rule attaches ab
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initio,... to survive a Rule 12(b)(6) motion, a plaintiff must allege well-pleaded facts to overcome the presumption.”)
     Plaintiffs in this case have relied on two arguments as to why the business judgment rule is not applicable: the assertion that the SAC transactions involved self-dealing by officers and directors; and the argument that the transactions were ultra vires because the stockholders had not approved. Both those arguments are no longer available, in view of the August 20 stockholder vote. Nevada Revised Statute 78.140(2)(b) provides that transactions between the corporation and directors and officers may be approved by a majority vote of stockholders who are aware of the fact that officers or directors have a financial interest in the transactions.
     The stockholder vote also moots plaintiffs’ contention that the SAC transactions were ultra vires. Plaintiffs have contended (erroneously) that Article 11 of AMERCO’s Articles of Incorporation applies to the SAC transactions, and that the absence of stockholder approval of the SAC transactions readers them ultra vires. Article 11 requires approval by holders of two-thirds of the outstanding shares of AMERCO stock for certain types of transactions. Assuming for purposes of argument that the SAC transactions are within these categories, the vote on August 20 would more than satisfy the requirement of Article 11.
     After the stockholder vote, there is no basis for finding that the business judgment rule does not apply; and as a consequence, this action must be dismissed. AMERCO’s stockholders have spoken for themselves; and the plaintiffs can no longer purport to speak for them. These plaintiffs are, after all, Paul Shoen, a dissident brother with a score to settle — precisely because he does not control the family voting block; Glenbrook Capital Limited Partnership, an entity controlled by Paul Shoen’s attorney; and Ron Belec, who owns a grand total of eight shares of AMERCO stock. The desire of these plaintiffs to cause AMERCO continued expense through this litigation is exactly what AMERCO’s stockholders voted overwhelmingly to preempt.
     The only facts necessary for the Court to grant this motion are: (1) that when the stockholders voted they were on notice of “the fact of the common directorship, office or financial interest” on behalf of officers or directors (NRS 78.140(2)(b)); and (2) that a majority of stockholders voted in favor of ratifying the transactions. Both are matters beyond good faith
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dispute. The AMERCO Proxy Statement which posed the motion to the stockholders itself clearly stated that Mark Shoen and James Shoen have had interests in the challenged transactions. Thus, the Court should dispose of this matter by judgment on the pleadings or, in the alternative, summary judgment dismissing the action with prejudice.
BACKGROUND AND CONCISE STATEMENT OF UNDISPUTED MATERIAL FACTS
     1. A group of 86 employee stockholders submitted to AMERCO’s corporate secretary a proposal that they requested be put to a vote of all stockholders at the Company’s 2007 Annual Meeting of Stockholders. They proposed:
That the shareholders vote to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.”
(the “Stockholder Proposal”). See AMERCO’s Definitive Proxy Statement filed July 10, 2007 (the “Proxy Statement”) for the Company’s 2007 Annual Meeting, winch is attached to the Affidavit of Corporate Secretary Jennifer M. Settles In Support of Motion for Judgment on the Pleadings (“Settles Aff.”), Ex. B at 25. The stockholders said the “pending litigation” and a desire “to protect the potential diminishment of shareholder equity” prompted their proposal. (Id.)
     2. In light of the pendency of this litigation, AMERCO’s Board of Directors appointed a Special Committee consisting of two Directors, Daniel R. Mullen and Michael L. Gallagher, who are not named in any of the complaints filed in these actions and are not accused of being interested in the SAC transactions. The Board delegated to the Special Committee the authority to independently consider the relevant issues and advise the AMERCO Board as to whether it was appropriate to include the Stockholder Proposal on the agenda for the Annual Meeting, and include appropriate disclosures about the Stockholder Proposal in the Proxy Statement. (Settles Aff. Ex. A.). The Special Committee advised the AMERCO Board that it was appropriate to include the Stockholder Proposal on the agenda for the Annual Meeting, and reviewed draft disclosures in the Proxy Statement regarding the Stockholder Proposal. (Settles Aff., ¶ 4.)
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     3. The Proxy Statement set forth the Stockholder Proposal. (Settles Aff., Ex. B at 25.) Among other things, it disclosed that Defendants Mark Shoen and James Shoen held financial interests in the SAC transactions and that Mark Shoen substantially owns and controls SAC and that Mark Shoen is a director and officer of SAC. (Id. at 20-21; 25.) The Proxy Statement also provided a ten page discussion of the SAC transactions. (Id. at 25-34.) This discussion included a description of 230 properties sold to SAC; their purchase prices, and appraised values. (Id. at 26-31.) It disclosed the range of interest rates — 8% to 9% — undertaken by SAC on the debt; and included specific notes as exhibits. The Proxy Statement set out the management fees collected by the Company’s subsidiaries — totaling $111,553,000 in addition to the interest on the debt received by Company subsidiaries. (Id. at 31-32.) The Proxy Statement also described the transfers between SAC and the Company of equity interests and purchase options. It disclosed key terms of leases, loans, property management agreements, and dealership agreements. (See generally id. at 20-22, 25-34.) joe Proxy Statement also appended 204 pages of related agreements and debt instruments. (Id. at Proxy Statement Exs. F-Z.) All transactions referred to in the Second Amended Consolidated Derivative Complaint (and some other transactions not mentioned) were covered by the Stockholder Proposal and the Proxy Statement.
     4. Consistent with the recommendations provided by the Special Committee, the Company took no position as to whether that proposal should be approved or rejected by the stockholders. (Id. at 25.)
     5. On August 20, 2007, AMERCO stockholders approved the Stockholder Proposal. Of the 20,059,314 voting shares outstanding as of the June 22, 2007 record date, the total of shares voted “For” the Stockholder proposal is 14,404,454; 2,944,200 shares were voted “Against” the Stockholder Proposal; 2,167,075 shares were recorded as “Abstain;” and 3,866 shares were recorded as “Broker Non-Votes.” . (Settles Aff., ¶ 6.) The votes to approve were 72% of shares entitled to vote, and 83% of votes cast “For” or “Against.” (Id.)
APPLICABLE STANDARDS
     A court should grant a motion for judgment on the pleadings where there are no material facts in dispute and the moving party is entitled to judgment as a matter of law. NRCP 12(c);
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Bonicamp v. Vazquez, 120 Nev. 377,379,91 P.3d 584, 585 (2004); Duff v. Lewis, 114 Nev. 564, 568, 958 P.2d 82, 85 (1998). A motion for judgment on the pleadings succeeds where the allegations in the complaint, if true, would not entitle plaintiff to relief. Duff, 114 Nev. at 568, 958 P.2d at 85. In considering a motion for judgment on the pleadings, the court can properly consider the pleadings and matters subject to judicial notice, Occhiuto v. Occhiuto, 97 Nev. 143, 145, 625 P.2d 569-70; otherwise, the court shall treat the motion as one for summary judgment. NRCP 12(c); Kopicko v. Young, 114 Nev. 1333,1335-36, 971 P.2d 789, 790 (1998).
     Summary judgment is appropriate whenever the pleadings, discovery, and affidavits show that there is “no genuine issue as to any material fact and that the moving party is entitled to a judgment as a matter of law.” NRCP 56(c); see Wood v. Safeway, 121 P.3d 1026, 1029 (Nev. 2005). The pleadings and evidence must be construed in the light most favorable to the nonmoving party, but “that party bears the burden to ‘do more than simply show that there is some metaphysical doubt’ as to the operative facts.” Wood, 121 P.3d at 1031 (quoting Matsushita Elec. Indus. Co. v. Zenith Radio Corp., 475 U.S. 574, 586 (1986)).
ARGUMENT
I.	AMERCO’S STOCKHOLDERS HAVE RATIFIED THE CHALLENGED SAC TRANSACTIONS.
A.	Nevada Law Empowers Stockholders to Ratify Self-Interested Transactions.
     Nevada’s Legislature created a procedure for stockholders to approve transactions challenged on the basis of interest on the part of corporate officers... or directors. NRS 78.140 of the Nevada General Corporations Law provides that such a transaction is neither void nor voidable where stockholders, aware that such a financial interest exists, ratify the transaction by a majority vote.
     Specifically, the statute provides that:
A contract or other transaction is not void or voidable solely because: (a) The contract or transaction is between a corporation and... [o]ne or more of its directors or officers... or another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested.
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NRS 78.140(1)(a)(2).
     Subsection 2 of NRS 78.140 then delineates “[t]he circumstances in which a contract or other transaction is not void or voidable” because of self-interest. Under that Subsection 2, a contract is not voidable because of self-dealing if:
(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
NRS 78.140(2)(b).
     Nevada has chosen to make stockholder ratification of corporate transactions with officers and directors more readily available, and subject to clearer and simpler standards, than is true under the laws of other states. NRS 78.140 carries out a state policy, articulated repeatedly over the years, to “make Nevada a more favorable place to conduct business and attract new business into the state.” Minutes of the Nev. State Leg., Joint S. & Assem. Comm. on the Judiciary, 66th Sess, at 2 (1991). In 1969, this specific section, NRS 78.140(2)(b), was amended.1 Assem. Bill No. 112, ch. 94, Stats. of Nev., 55th Sess., at 113 (1969). Describing this amendment, the Legislative Minutes state that it “liberalized the law in allowing the officers and directors to operate more freely.” Nev. S. Judiciary Minutes, 55th Sess., at 3 (1969).
     Nevada provides the option of allowing an exercise in corporate democracy to decide that the corporation may validly do business with its officers and directors. By so doing, Nevada allows corporations a range of business strategies that elsewhere would involve the risk of litigation.

[1]	The amendment provided that transactions between the corporation and financially interested officers, as well as directors, could be ratified; and that a ratification vote requires only “a majority vote... of stockholders holding a majority of shares.” Assem. Bill No. 112, ch. 94, Stats, of Nev., 55th Sess., at 113 (1969) (emphasis original). The previous language had required “a majority vote... of shareholders entitled to vote.” S. Bill No. 148, ch. 220, Stats. of Nev., 45th Sess., at 328 (1951). Before the 1969 change, approval by holders of an absolute majority of shares would have been required, even if the shares voted were lower. Significantly, either standard would be met by the August 20 vote.
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B.	The Proxy Statement Disclosed the Fact of Mark Shoen’s and James Shoen’s Financial Interests in the SAC Transactions.
     As noted above, Nevada requires disclosure of the fact of an officer’s or director’s interest in a challenged transaction. NRS 78.140(2)(b). In adopting this standard, the Nevada Legislature rejected the murky disclosure requirements of Delaware’s statute, which obliges a transaction’s proponents to identify all “material facts” concerning the transaction and the director’s interest in it. 8 Del. C. § 144(a)(2). Because Delaware’s analogous statute does not contain anything equivalent to NRS 78.140(2)(b), Delaware courts gauge materiality under the amorphous standard of whether there is “a substantial likelihood” that “a reasonable stockholder” would deem a fact “important” in deciding their vote, Skeen v. Jo-Ann Stores, Inc., 750 A.2d 1170, 1172 (Del. 2000) (citations omitted). Accordingly, proxy disclosures are a source of endless controversy. See. e.g., In re Santa Fe Pac. Corp. S’holder Litig., 669 A.2d at 67 (ratification ineffective where merger and not defensive measures were disclosed); Lewis v. Vogelstein, 699 A.2d 327,331 (Del. Ch. 1997) (plaintiffs argued ratification ineffective because disclosures were ineffective).
     Under the straightforward and objective disclosure standard set by Nevada’s statute, the requirement was fully satisfied by the Proxy Statement’s disclosures that Mark Shoen and James Shoen have financial interests in the challenged transactions. (Settles Aff., Ex. B at 20-21, 25.) Indeed, as discussed above, the Proxy Statement disclosure went much further, disclosing, among other things, key elements and terms of the transactions, and providing copies of significant agreements. (See generally id. at. 26-34 and Proxy Statement Exs. G-Z.) As such, the Proxy Statement exceeded NRS 78.140(2)(b) s requirements.2 A lawyer for one of the plaintiffs in this case, Ron Belec— owner of eight shares of AMERCO stock — wrote a letter that was obviously intended to hedge against a stockholder vote in favor of ratifying the transactions. The letter criticizes the Proxy Statement for failing to disclose facts about the lawsuit and the transactions.

[2]	Of course, in weighing whether to ratify the SAC transactions, AMERCO stockholders were not limited to the Proxy Statement. Stockholders could have reviewed the Company’s reported results and they could have considered the performance of AMBRCO’s common stock price, which has increased more man 180% since the Company emerged from Chapter 11 protection. (Id. at ¶ 12.)
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(The letter is discussed in detail in Section II below.) The short but sufficient answer to Mr. Belec is that the disclosures were more than sufficient to meet the requirement of NRS 78.140(2)(b).
C.	Holders of a Majority of AMERCO’s Stock Voted Ratify the Challenged Transactions.
     NRS 78.140(2)(b)’s voting provisions are similarly straightforward, requiring approval by a majority vote of stockholders holding a majority of the corporation’s voting power. NRS 78.140(2)(b). Once again, the statute reflects the Nevada Legislature’s rejection of Delaware’s impediments to ratification of self-interested transactions. For unlike Delaware, which requires approval of self-interested transactions by a majority of disinterested stockholders, 8 Del. C. § 144(a), Nevada explicitly requires that votes of interested stockholders be counted. NRS 78.140(2)(b) (“The votes of the... interested directors or officers must be counted in any such vote of stockholders”) (emphasis added). Importantly, the statute does not disqualify votes by controlling interested stockholders.
     Here, “stockholders holding a majority of the voting power” cast votes on the proposal and a majority vote of those stockholders approved and ratified the SAC transactions; and that My satisfies the requirements of NRS 78.140(2)(b). Indeed, the approval vote far exceeded the statutory requirement, in that, as discussed above, holders of 72% of the Company’s common stock voted in favor of the Stockholder Proposal. This total includes proxies cast by defendants Joe Shoen, James Shoen, and Mark Shoan — as the statute provides — but the Stockholder Proposal would have received majority approval by those voting, without including their votes.3 In sum, the stockholders on whose behalf plaintiffs purport to act have soundly rejected further pursuit of this case.4

[3]	Based on the final official vote count, as set forth in Settles Aff. ¶6, without including their shares and assuming that all their shares held by brokers were voted in favor of the proposal (although some may have been voted “abstain” or not voted), the approval vote would have been at least 56% of other shares voted for or against the Stockholder Proposal.

[4]	Over 14 million shares were voted in favor of ratification. (Settles Aff., Ex. C.) Plaintiff Ron Belec, by contrast, owns eight shares of AMERCO stock. (Settles Aff., Ex. G.)
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D.	Because of Stockholder Ratification, the Business Judgment Rule’s Presumption of Good Faith Applies to the Transactions.
     The Nevada Legislature wrote key provisions of the State’s corporate governance statutes to permit Nevada corporations to be free of regulation and judicial scrutiny imposed by other states, such as Delaware. Ratification of transactions involving interested officers and directors is exactly such a provision. Although the Nevada Supreme Court has yet to speak to the effect of ratification under NRS 78.140, the statute’s disclosure and voting provisions manifest the Legislature’s determination to depart from Delaware standards and give stockholders undiluted authority to approve self-interested transactions.
     Uniform application of the business judgment rule to ratified transactions avoids a problematic area of Delaware corporate governance law. “The legal effect of shareholder ratification, as it relates to alleged breaches of the duty of loyalty, may be one of the most tortured areas of Delaware law.” Solomon v. Armstrong, 747 A.2d 1098, 1114 (Del. Ch. 1998) aff’d, 746 A.2d 277 (Del. 2000). The Delaware Chancery Court has noted that it must apply a different rule “for every permutation of facts that fall under the broad umbrella of ‘duty of loyalty’ claims.” Id. at 1115.
     In cases of self-dealing, after ratification of self-dealing transactions by shareholders without the participation of interested controlling shareholders, Delaware courts apply the business judgment rule presumption of good faith. In re Wheelabrator Techs., Inc. S’holders Litig, 663 A.2d 1194, 1202 (Del. Ch. 1995) (business judgment rule applies where shareholders have ratified transaction with interested party and there is no controlling shareholder); In re Gen. Motors Class H S’holders Litig., 734 A.2d 611,616 (Del. Ch. 1999) (business judgment rule applies where shareholders were “afforded tie opportunity to decide for themselves on accurate disclosures and in a non-coercive atmosphere”). If, however, the transaction involves a controlling stockholder, the Delaware courts subject the ratified transaction to judicial review of
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the fairness of the transaction, with the burden of proof on the plaintiff to prove that the transaction was not fair.5
     The Nevada Legislature deliberately eased stockholder ratification in precisely the circumstance Delaware would subject transactions to judicial review of their fairness. As discussed above, NRS 78.140(2)(b) mandates that a corporation count the vote of interested stockholders, regardless of whether they maintain a controlling interest. As a contemporary commentator noted, under the plain language of the statute, a substantial stockholder may vote to ratify a transaction in which he is interested. See, e.g., Keith P. Bishop, The Delaware of the West: Does Nevada Offer Better Treatment for Directors than Delaware?, 7 No. 3 Insights, 20 (1993).
     Nevada’s consciously permissive ratification statute is more accommodating to stockholder democracy in ratifying transactions between the corporation and its officers or directors that a legal standard, like Delaware’s, than subjects such ratified transactions to judicial review of their fairness to the corporation. In Nevada, after stockholder ratification the business judgment rule’s presumption of good faith applies.
E.	Plaintiffs Fail to Allege Facts That Could Overcome the Presumption of the Business Judgment Rule.
     Plaintiffs’ claims must be dismissed on the pleadings because plaintiffs have not alleged facts — now that the “self-dealing” allegation has been eliminated by stockholder ratification — that could overcome the business judgment rule presumption of good faith. In re Santa Fe Pac. Corp. S’holder Litig., 669 A.2d at 71; see also In re BHC Communs. S’Holder Litig., 789A.2d 1, 4 (Del. Ch. 2001) (“it is a bedrock principle of Delaware corporate law that, where a claim for breach of fiduciary duty fails to contain allegations of fact that, if true, would rebut the

[5]	Weinberger v. UOP, Inc., 457 A.2d 701, 703 (Del. 1983) (“where corporate action [involving a controlling shareholder] has been approved by an informed vote of a majority of the minority shareholders, we conclude that fee burden entirely shifts to the plaintiff to show that the transaction was unfair to the minority”).
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presumption of the business judgment rule, that claim should ordinarily be dismissed under Rule 12(b)(6)”).6
     Nevada’s statutory business judgment rule provides: “Directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation.” NRS 78.138(3). To proceed beyond the pleadings in this action, plaintiffs must allege well-pleaded facts demonstrating that the “decision under attack is so far beyond the bounds of reasonable judgment that it seems essentially inexplicable on any ground other than bad faith.” Panes v. Bally Entm’t Corp.. 722 A.2d 1243,1246 (Del. 1999) (internal quotation and citation omitted). Where a plaintiff fails to meet this burden, such as here, the business judgment rule “attaches to protect corporate officers and directors and decisions they make.” Cede & Co. v. Technicolor, 634 A.2d 345, 361 (Del. 1993). In applying the business judgment rule, courts will not overturn action taken by directors “unless [the action] cannot be attributed to any rational business purpose.” Id. at 361 (quoting Sinclair Oil Corp. v. Levien, 280 A.2d 717, 720 (Del. 1971)). Delaware courts “will not second-guess these business judgments.” Id.
     Dismissal is proper where the plaintiff fails to rebut the presumption of the business judgment rule because the purpose of the rule is to “preclude a court from imposing itself unreasonably on the business and affairs of a corporation.” Cede & Co., 634 A. 2d at 360. See also While v. Panic, 783 A.2d 543, 553 (Del. 2001) (failing to plead facts indicating the challenged decisions were “anything other than routine business decisions” held insufficient to overcome business judgment rule presumption); Solomon, 747 A.2d at 1118 (plaintiff failed to allege allegations sufficient to overcome presumption of business judgment rules); In re Gen. Motors Class H S’holders Litig., 734 A.2d at 616 (same).
     Nothing in the Third Amended Complaint concerning the SAC transactions, however, satisfies this standard. Shorn of the self-dealing arguments (presented under several legal

[6]	The Nevada Supreme Court has relied on Delaware cases regarding the business judgment rule and its procedural consequences. Shoen v. SAC Holding Corp., 137 P.3d 1178-79, and fns. 7-10, 12.
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rubrics), plaintiffs’ allegations simply complain that the terms of the SAC transactions should have been more favorable to the Company. Merely complaining about the soundness of business transactions, though, is insufficient to rebut the business judgment rule. For a court to Inject itself in the business dealings of a company because a plaintiff questions to rationale behind a decision of management — or, here, a decision of a majority of the shareholders — would defeat the purpose of the rule and its presumption.
     Moreover, plaintiffs’ allegations of purported ultra vires acts consisted of the absence of stockholder approval pursuant to Article 11 of the AMERCO Articles of Incorporation. That contention was legally baseless, but in any event the stockholder approval vote on August 20 exceeded the stockholder approval percentage that would satisfy Article 11. 7
     Plaintiffs have not alleged any facts sufficient to rebut the presumption of the business judgment rule. They have not alleged (and cannot ultimately prove) that the decisions to engage in the SAC transactions are “so far beyond the bounds of reasonable judgment” that only bad faith can explain them. Parnes, 722 A.2d at 1246 (internal quotation and citation omitted). Because plaintiffs have not met their burden, the Court should grant AMERCO’s motion.
II.	PLAINTIFF BELEC’S LETTER COMPLAINING ABOUT THE PKOXY STATEMENT FAILED TO ACKNOWLEDGE WHAT NRS 78.140 PROVIDES.
     On August 6, 2007, just two weeks before the Company’s Annual Meeting, counsel for plaintiff Ron Belec wrote a letter to the Company’s counsel listing purported deficiencies in the Proxy Statement (Settles Aff., Ex. D.) The letter asserted that the Proxy Statement. (l) should have described the anticipated effect of ratification on the derivative action; (2) should have included findings by the Special Committee; (3) improperly omitted the allegations of the Third Amended Complaint; (4) failed to disclose facts about property sales and related appraisals and

[7]	The Complaint’s Third Cause of Action asserts that the SAC transactions were ultra vires because they had not been approved by the holders of two-thirds of the Company’s common stock. (Compl., ¶¶ 153-61.) Plaintiffs allege that such approval is required by Article 11 of the Company’s Articles of Incorporation. (Id.) This contention rests on a misinterpretation of what Article 11 covers. But even assuming Article 11 applied, fee approval of the Stockholder Proposal by the holders of 72% of the Company’s common stock exceeds the approval percentage in that provision. (Settles Aff., ¶ 6.)

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lending; and (5) failed to explain why the Company’s strategic business plan had not been published.
     As an initial matter, as discussed above, Nevada does not require disclosure relating to self-interested transactions beyond “the fact” of such interest NRS 78.140; see supra Section I.B. Tellingly, in arguing that the Proxy Statement was “materially misleading,” plaintiff Belec cited exclusively to Delaware cases applying that state’s “all material facts” standard. (Settles Aff. Ex. D at 3-4.)
     Under Nevada law, the fulsome disclosure of the Proxy Statement was more than adequate. Plaintiff’s complaints were without substance and should be rejected for the following reasons:
     1. Effect on Derivative Litigation. Plaintiff Belec argued that the Proxy Statement’s failure to “describe the impact, if any, the Company believes shareholder ratification will have on the litigation” rendered the Proxy Statement misleading. (Id. at 2.) But companies are not required to anticipate the Court’s legal conclusions. If the Company had made any prediction of the consequences of ratification, plaintiffs no doubt would have assailed that as misleading and improper.
     2. Findings by the Special Committee. Plaintiff Belec faults the Special Committee for failing to report “findings” in the Proxy Statement. (Id.) But Nevada does not require a Board of Directors, or a committee with delegated authority on behalf of the Board, to make “findings.” Moreover, the Proxy Statement accurately and affirmatively stated that the Special Committee took no position on the Stockholder Proposal. (Settles Aff, Ex. Bat 25.)
     3. Allegations of the Derivative Complaint. The Proxy Statement describes this derivative litigation and its procedural history. (See id. at 22-23.) This did not, however, satisfy plaintiff Belec. Because the Proxy Statement failed to repeat the “key allegations” of the Third Amended Complaint, he asserted, the Company was obligated to “make [the Third Amended Complaint] publicly available and accessible.” The Third Amended Complaint, however, is a public document, on file with the Court, and readily accessible to anyone interested enough to
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request a copy. Moreover, disclosure of the plaintiffs’ allegations was not necessary to satisfy the requirement of NRS 78.140(2)(b).
     4. Facts Concerning Property Sales, Appraisals, and Lending. Plaintiff Belec claimed that the Proxy Statement omitted Facts relating to SAC real property sales, appraisals, and loans. Some of plaintiff’s complaints were cryptic. He said, for example, that the Proxy Statement omitted SAC transactions but plaintiff failed to specify which were missing. Some facts plaintiff said had been omitted were, in fact, included. Plaintiff charged, for example, that “there is no mention of the SAC Entities’ sale of real property back to AMERCO.” Plaintiff was incorrect. (See id. at 33 (describing conveyance of real property to two Company subsidiaries).) Sometimes plaintiff faulted the Company for failing fully to reveal the obvious, implied, or unimportant, such as the alleged participation of Company employees in SAC transactions or the methodology by which purchase prices, appraisal values, and loans were calculated. (Settles Aff., Ex. D at 3.) Other questions posed by plaintiff were simply rhetorical. (See, e.g., id. (explain “how AMERCO concluded that these terms were, in all material respects, fair to the Company”); id (why “would the Company assume the risk” of making loans to SAC).) None of these purported defects, however, altered the fact that the Proxy Statement disclosed what NRS 78.140(2)(b) requires and far more, including the fundamental business terms, and many of the details, of every challenged transaction.
     5. Strategic Business Plan. Finally and, according to his letter, “most importantly,” plaintiff Belec laments the Proxy Statement’s failure to explain why the referenced strategic business plan “was never disclosed previously, or why it has never been approved by the Board.” But this again is mere rhetoric The Company’s business operations and plans are the subject of many public statements, and a description of the SAC corporate structure and transactions has been included regularly in quarterly and annual statements during the whole period covered by the Third Amended Complaint.
CONCLUSION
     Using the procedure for stockholder democracy provided by Nevada’s corporate governance law, AMERCO’s stockholders have affirmed the very transactions which plaintiffs
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have sought to “halt and unwind.” (Third Amended Complaint, ¶ 1.) Nevada law, and the State’s policy favoring direct stockholder democracy in such matters, require that the stockholders’ decision be given full effect. Thus, the Court should dismiss this litigation with prejudice.

Dated: September 12, 2007	LAXALT & NOMURA, LTD. DANIEL HAYWARD JACK W. LONDEN (Admitted Pro Hac Vice) MORRISON & FOERSTER LLP
	By:	Daniel Hayward
Attorneys for Nominal Defendant AMERCO

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EXHIBIT D
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exhibit d Code: 2645 MARTHA J. ASHCRAFT Nevada State Bar No. 1208 JAMES E. BERCHTOLD Nevada State Bar No. 5874 LEWIS AND ROCA LLP 3993 Howard Hughes Pkwy, Suite 600 Las Vegas, Nevada 89109 Telephone: (702) 949-8200
Facsimile: (702) 949-8352
MARC W. RAPPEL (admitted pro hac vice) BRIAN T. GLENNON (admitted pro hac vice) LATHAM & WATKINS LLP 633 West Fifth Street, Suite 4000 Los Angeles, California 90071-2007 Telephone: (213) 485-1234 Facsimile: (213) 891-8763
Attorneys for Plaintiffs
[Additional Counsel listed on signature page]
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA IN AND FOR THE COUNTY OF WASHOE
In re AMERCO DERIVATIVE LITIGATION Case no.CV02-05602 Consolidated with: (1) Case No. CV02-06331; (2) Case No. CV03-02486; and (3) Case No. CV03-02617
This Document Relates to: ALL ACTIONS Dept. No. B6
PLAINTIFFS’ OPPOSITION TO DEFENDANT AMERCO’S MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT; PLAINTIFFS’ REQUEST FOR A CONTINUANCE TO TAKE LIMITED DISCOVERY PURSUANT TO NEV. R. CIV. P. 56(f) IN THE ALTERNATIVE
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PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS/SUMMARY JUDGMENT

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TABLE OF CONTENTS
Page I. INTRODUCTION D-6 II. FACTUAL BACKGROUND D-7 A.The Self-Dealing Scheme D-7 B.The Proxy and the Shareholder Vote D-7 III. STANDARD OF REVIEW D-11 IV. THE SHAREHOLDER VOTE IS INVALID BECAUSE THE PROXY FAILED TO DISCLOSE MATERIAL FACTS D-12 A. Defendants’ Independent Duty of Disclosure D-12 B. Defendants Failed to Disclose Multiple Material Facts in the Proxy D-13 V. DEFENDANTS’ ARGUMENTS REGARDING SECTION 78.140 AND THE BUSINESS JUDGMENT RULE ARE UNSUPPORTABLE D-15 A. Compliance With Section 78.140 Does Not Automatically Restore the Business Judgment Rule D-15 B. Defendants Bear the Burden of Establishing the Entire Fairness of the Challenged Transactions D-18 VI. IN THE ALTERNATIVE, THE COURT SHOULD CONTINUE THE MOTION AND PERMIT PLAINTIFFS TO CONDUCT LIMITED DISCOVERY D-20 VII. CONCLUSION D-21
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TABLE OF AUTHORITIES
Page
CASES
Ameritrade, Inc. v. First Interstate Bank, 105 Nev. 696, 782 P.2d 1318 (1989) 7 Arnold v. Society for Sav. Bancorp, Inc., 650 A.2d 1270 (Del. 1994) 7 Aviation Ventures, Inc. v. Joan Morris, Inc., 110 P.3d 59 (Nev. 2005) 7 Bakerink v. Orthopedic Assoc. Ltd., 94 Nev. 428, 581 P.2 d9 (1978) 7 Beatty v. Bright, 318 F. Supp. 169 (S.D. Iowa 1970) 9 Bershad v. Curtiss-Wright Corp., 535 A.2d 840 (Del. 1987) 8 Carlson v. Hallinan, 925 A.2d 506 (Del. Ch. 2006) 7,13 Cinerama, Inc. v. Technicolor, Inc., 663 A.2d 1156 (Del. 1995) 15
Cohen v. Mirage Resorts, Inc., 119 Nev. l, 62 P.3d 720 (2003)7,8 Dennison v. Allen Group Leasing Corp., 110 Nev. 181,871 P.2d 288 (1994) 6 Emerald Partners v. Berlin, 787 A.2d 85 (Del. 2001) 14
Fliegler v. Lawrence, 361 A.2d 218 (Del. 1976) 11 14 15 Foster v. Arata, 74 Nev. 143, 325 P.2d 759 (1958) 13
Gottlieb v. Heyden Chemical Corp., 91 A.2d 57 (Del. 1952) 14
Halimi v. Blacketor, 105 Nev. 105, 770 P.2d 531 (1989) 15
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Hilton Hotels Corp. v. ITT Corp., 978 F. Supp. 1342 (D. Nev. 1997) 11
HMG/Courtland Properties v. Gray, 749 A.2d 94 (Del. Ch. 1999) 11
In re General Motors Class H Shareholders Litig.,734 A.2d 611 (Del. Ch. 1999) 8 In re Wheelabrator Tech., Inc. Sec. Litig., 663 A.2d 1194 (Del. 1995) 14
Kahn v. Lynch Comm. Sys., Inc., 638 A.2d 1110 (Del. 1994) 13 14 Leavitt v. Leisure Sports Inc., 103 Nev. 81, 734 P.2d 1221 (1987) 7 Lichtenberg v. Besicorp Group, Inc., 43 F. Supp. 2d 376 (S.D.N.Y. 1999) 8 9 Marciano v. Nakash, 535 A.2d 400 (Del. 1987) 11 Orman v. Cullman, 794 A.2d 5 (Del. Ch. 2002) 13 Schmidt v. Washoe County, 159 P.3d 1099 (Nev. 2007) 6 Shoen v. SAC Holding Corporation, 137 P.2d 1171 (Nev. 2006) 11 13 Solomon v. Armstrong, 747 A.2d 1098 (Del. 1999) 13 14 TSC Industs., Inc. v. Northway, Inc., 426 U.S. 438 (1976) 8 10 Valeant Pharm. v. Jenrey, 921 A.2d 732 (Del. Ch. 2007) 11 Weatherhead v. Griffin, 851 P.2d 993 (Idaho Ct. App. 1992) 8 Western Industs., Inc. v. General Ins. Co., 91 Nev. 222, 533 P.2d 473 (1975) 7 Zirn v. VLI Corp., 681 A.2d 1050 (Del. 1996) 7
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STATUTES AND RULES
56 Del. Laws ch. 50 12
8 Del. C. § 144 10, 11, 12 8 Del. C. § 203(3) 15
8 Del. C. §242 8
N.R.S. §78.140 passim N.R.S. § 78.439(3) 15
N.R.S § 92A.120 7
Nev. R. Civ, P. 12(c) 6
Nev. R. Civ. P. 56 6,7
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I.	INTRODUCTION
     This Motion is Defendants’ latest effort to avoid having to establish the “entire fairness” of the transactions between AMERCO and the SAC Entities. Fifteen years after AMERCO’s dealings with the SAC Entities began, over five years after this litigation commenced and only after the Court determined that the demand requirement was excused as futile, Defendants attempted to seek shareholder “ratification” of all of AMERCO’s transactions with the SAC Entities. This belated and highly suspect maneuver does not merit entry of judgment as a matter of law. Moreover, Defendants cannot possibly demonstrate that the SAC transactions were fair to AMERCO. Indeed, the proxy statement that Defendants filed in anticipation of the shareholder vote admitted that the properties that AMERCO sold to the SAC Entities had an appraised value that exceeded the sale prices by over $15 million.
     This admission aside, the proxy statement was woefully deficient. Defendants failed to inform shareholders that an affirmative vote would be used in an attempt to dispose of this litigation and foreclose the possibility of the Company ever recovering hundreds of millions of dollars in self-storage properties from the SAC Entities. Similarly, Defendants stated that a “Special Committee” reviewed the proposal, but failed to disclose what the Special Committee considered or concluded. Finally, Defendants claimed that the proposal was spontaneously submitted by 86 AMERCO employees, but failed to explain how these employees reached a decision to sponsor the proposal or whether Defendants solicited or encouraged their efforts.
     From a legal standpoint, Defendants’ assertion that the shareholder vote relieves them of the burden of establishing entire fairness is unsupported by any authority. The “entire fairness” test remains the governing standard whenever a derivative action challenges a transaction between a corporation, and a director or officer who also is a controlling shareholder. The only question is which party has the burden of demonstrating the entire fairness, or unfairness, of the challenged transaction. In this case, because the shareholder proposal was not approved by a fully-informed majority of non-interested shareholders, Defendants bear the burden of establishing the “entire fairness” of AMERCO’s dealings with the SAC Entities. Defendants have not even attempted to satisfy this burden.
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     In the alternative, if the Court concludes that the shareholder vote defeats Plaintiffs’ derivative claims, Plaintiffs request a brief continuance to seek limited discovery to oppose the Motion. Plaintiffs have not conducted any discovery in this case. If Defendants improperly manipulated shareholder voting procedures, or if the disclosures in the proxy contain material omissions or misrepresentations (in addition to those discussed below), the vote on the shareholder proposal is invalid. Permitting Plaintiffs to conduct limited discovery into the accuracy and completeness of Defendants’ disclosures and the fairness of the shareholder voting procedures will allow Plaintiffs to create a genuine issue of material fact and defeat the Motion.
II.	FACTUAL BACKGROUND
A.	The Self-Dealing Scheme
     Defendants Joe, Mark and James Shoen (the “Shoen Insiders”), AMERCO’s highest ranking executive officers and controlling shareholders, along with the other Defendants in this case, stripped AMERCO of its lucrative self-storage business through a series of self-dealing transactions with special purpose entities owned and controlled by Mark and James Shoen (the “SAC Entities”). (See Affidavit of James E. Berchtold in Support of Plaintiffs’ Opposition to Defendants’ Motion (“Aff.”) at Ex. A at ¶¶ 32-35.) Through sale contracts, lease arrangements and so-called management agreements, Defendants transferred AMERCO’s self-storage properties, and virtually all revenues generated by AMERCO’s self-storage business, to the SAC Entities at a fraction of their fair market values. (Id. at ¶¶ 38-60.) The terms of these agreements were not fair, they were not negotiated or reviewed by independent third parties or analyzed by any independent committee, and Defendants never imposed any procedural safeguards to ensure that AMERCO’s interests — or the interests of its minority shareholders — were protected. (Id.) As a result, the SAC Entities acquired one of the nation’s largest and most profitable self-storage businesses with very little money and virtually no risk. (Id.)
B.	The Proxy and the Shareholder Vote
     On July 10, 2007, AMERCO filed a Definitive Proxy Statement (the “Proxy”) with the Securities and Exchange Commission (the “SEC”) for AMERCO’s August 20, 2007 Annual Shareholder Meeting. (See Affidavit of Jennifer Settles in Support of the Motion (“Settles Dec”),
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at Ex. B.) The Proxy contained a proposal purportedly submitted by 86 employees of AMERCO who sought to “ratify” all of Defendants’ actions involving the SAC Entities over a 15-year period, including hundreds of self-dealing transactions (the “Stockholder Proposal”). (Id. at 24-34.)
     The exhibits attached to the Proxy demonstrate that the “Stockholder Proposal” was not submitted to AMERCO until June 1, 2007. (See Settles Dec. at Ex. A.) Under AMERCO’s by-laws and the Company’s “Meeting Procedures,” the deadline for submitting proposals was March 16, 2007. (Aff. at Exs. D at 2, E at 19-20 and F at 3-4.) At that time, AMERCO’s motion to dismiss on demand futility grounds was still pending. On March 29, 2007, the Court denied AMERCO’s motion to dismiss, holding that the particularized allegations in the amended pleading demonstrated that “a majority of the members of the AMERCO Board of Directors were interested parties in the SAC transactions.” (Id. at Ex. B.) Only after the Court concluded that the demand requirement was excused, Defendants attempted to gain a strategic advantage in this lawsuit (and avoid having to establish the “entire fairness” of the transactions) by seeking shareholder approval for the transactions with the SAC Entities. Tellingly, AMERCO filed the Proxy over 15 years after Defendants launched the scheme, and over five years after Plaintiffs initiated this litigation.
     The Proxy explained that the reason behind the “Stockholder Proposal” was “[p]ending litigation and to protect diminishment of shareholder equity.” (See Settles Dec. at Ex. B at 25.) The Proxy stated that “[a] majority vote of stockholders in favor of the Stockholder Proposal may have an effect on the disposition of such litigation.” (Id.) However, the Proxy failed to describe what this effect might be. Notably, Defendants did not disclose that AMERCO intended to use a shareholder vote in favor of the “Stockholder Proposal” as a basis for filing a dispositive motion seeking to end the derivative action, to foreclose any possibility of AMERCO recovering the properties that wrongfully were transferred to the SAC Entities, to forego the recovery of any damages from the self-dealing scheme and to release the individual Defendants from personal liability for egregious breaches of their fiduciary duties.
     Defendants’ description of this derivative litigation was equally deficient. (Id. at 22.) Defendants failed to explain the reasons why Plaintiffs alleged that the terms of AMERCO’s dealings with the SAC Entities were unfair, nor did Defendants explain the potential benefits to
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AMERCO and its shareholders if the derivative action were to succeed in unwinding over $500 million in real property transactions and return over $200 million in equity. (Id.) The Proxy stated that this Court determined that “the AMERCO Board of Directors had the requisite independence required to have these claims resolved by the Board,” but that the Nevada Supreme Court subsequently “reviewed and remanded” that decision. (Id.) Defendants admitted that the Court ultimately denied AMERCO’s motion to dismiss, but failed to mention that in doing so, the Court concluded that the particularized allegations established that a “majority of the members of the AMERCO Board of Directors were interested parties in the SAC transactions.” (Aff. at Ex. B; cf. Settles Dec. at Ex. B at 23.)
     The Proxy identified a “Special Committee” that purportedly had evaluated the proposal; the Proxy did not, however, disclose the Special Committee’s findings or analysis.1 Furthermore, while the Company purportedly “[made] no recommendation with respect to the Stockholder Proposal,” AMERCO included with the “Stockholder Proposal” selected background information on certain transactions for the stated purpose of helping “stockholders make an informed decision.” (Settles Dec. at Ex. B at 25-34.) This background information was incomplete and inaccurate. By way of illustration, but not limitation:
•	The Proxy sought approval of “all” AMERCO transactions with the SAC Entities from 1992 through 2007, yet the Proxy did not disclose the terms of all such transactions. Instead, the Proxy merely contained a summary of certain transactions that Defendants selected. (Id.)

•	The Proxy failed to disclose that the terms of AMERCO’s transactions with the SAC Entities never were reviewed or approved by an independent body, special committee or third party. (Id.)

•	The Proxy referred to certain “independent appraisals,” but failed to identify who conducted and commissioned the appraisals, nor did it explain why some properties either never were appraised or were appraised over a year after the properties were sold to the SAC Entities. (Id.)

[1]	Defendants have since conceded that the Special Committee was appointed solely to determine whether to include the “Stockholder Proposal” in the Proxy Statement. (See Motion, at 3.) Thus, it appears that the terms of AMERCO’s dealings with the SAC Entities still have never been analyzed nor approved by any independent body.
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•	The Proxy described AMERCO’s dealings with the SAC Entities as part of a “strategic business plan.” (Id at 25.) Defendants failed to disclose why this so-called “strategic business plan” was never approved by the Board, or why the “strategic business plan” was never disclosed to shareholders in the 15 years sincethese transactions began.

•	The Proxy failed to describe how the prices of the properties sold or the terms of the loans made to the SAC Entities were determined, or how AMERCO concluded that these terms were fair to the Company. The Proxy also did not disclose whether the properties were listed publicly for sale, were the subject of a competitive bidding process or, instead, were made available exclusively to the SAC Entities.
     Tellingly, the Proxy did contain one critical concession substantiating what Plaintiffs have said all along: the sale prices at which AMERCO sold the properties to the SAC Entities were fundamentally unfair, and did not reflect the fair market value of the properties. (See id. at 26 (conceding that the appraised values of the properties exceeded the prices at which they were sold by over $15 million).)2
     While the Proxy solicitation was pending, Defendants hosted a web-based message board on AMERCO’s website, on which it appears they selectively posted anonymous messages purportedly submitted by AMERCO stockholders. (Aff. at ¶ 8.). The messages posted on the board overwhelmingly favored the “Stockholder Proposal.” Indeed, one message stated:
I want to see if I am getting this right...
One of the possible benefits to voting in favor of the proposal would be to add defense to a pending derivative lawsuit. The suit appears to be a business disruption rather than a business dispute. It’s very clear that the many listed shareholder sponsors of the proposal believe in the value of passing this proposal. The lawsuit has the potential to diminish shareholders equity (legal fees, distraction of key personnel, etc.); with final judgment not likely many more years. The suit does not appear to provide any benefit to the shareholders?
It appears to me that the Amerco shareholder proposal (Item #3) is a “no brainer” with all upside potential and no downside for shareholders. Does anyone see this differently?

[2]	After Defendants filed the Proxy, Plaintiffs acknowledged that the increased disclosure of AMERCO’s transactions with the SAC Entities was a step in the right direction, but Plaintiffs informed Defendants that the disclosures surrounding the derivative litigation and the terms of the transactions with the SAC Entities were materially deficient. (See Settles Dec. at Ex. D.) Rather than respond to the merits of Plaintiffs’ concerns, Defendants requested proof of Plaintiff Ron Belec’s stock ownership. (Id. at Ex. E.)
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With such a benefit and no risk, it seems obvious that this would get a majority vote, although I believe, and would appreciate confirmation if anyone knows for sure, that this proposal would require a 2/3 vote in favor to continue? (Id.)
     The “Stockholder Proposal” was put to a vote during AMERCO’s Annual Meeting, on August 20, 2007. The Shoen Insiders used their voting control to force the passage of the “Stockholder Proposal.” Of the 14,404,454 shares that voted “for” the proposal, at least 9,485,449 votes in favor of the proposal were cast by the Shoen Insiders. (See Settles Dec. at ¶ 6.) Of the remaining votes, approximately 4,919,005 voted “for” the proposal (including the votes of the ESOP), while 5,654,860 shares voted “against” the proposal, voted to “abstain,” were recorded as “broker non-votes,” or did not cast a vote on the “Stockholder Proposal.” (Id.) Three weeks after the vote, and before Plaintiffs conducted any discovery, Defendants filed this Motion.
III.	STANDARD OF REVIEW
     Summary judgment is appropriate only if the pleadings and other evidence on file, viewed in the light most favorable to the nonmoving party, demonstrate that no genuine issue of material fact remains in dispute and the moving party is entitled to judgment as a matter of law. See Nev. R. Civ P. 56; see also Schmidt v. Washoe County, 159 P.3d 1099, 1103 (Nev. 2007). “The party moving for summary judgment has the burden of establishing the non-existence of any genuine issue of material fact.” Dennison v. Allen Group Leasing Corp., 110 Nev. 181, 186-87, 871 P.2d 288, 291 (1994).3
     Defendants have not come remotely close to meeting their burden to obtain summary judgment. However, if the Court is not inclined to deny the Motion outright, Plaintiffs request that the Motion be continued to permit limited discovery. A party opposing a motion for summary judgment may move for a continuance to seek discovery needed to oppose the pending motion. See Nev. R. Civ. P. 56(f); Aviation Ventures, Inc. v. Joan Morris, Inc., 110 P.3d 59, 62 (Nev. 2005) (holding that the trial court abused its discretion in granting defendant’s motion for summary

[3]	Defendants have styled their motion as a “Motion for Judgment on the Pleadings or, in the Alternative, Summary Judgment.” However, pursuant to Nev. R. Civ. P. 12(c), a party may move for judgment on the pleadings only “after the pleadings are closed.” In this case, Defendants have not yet filed an answer, and therefore, a motion for judgment on the pleadings is premature.
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judgment before plaintiff had any opportunity to conduct discovery). A continuance is appropriate when the requesting party demonstrates “how further discovery will lead to the creation of a genuine issue of material fact.” Id.
IV.	THE SHAREHOLDER VOTE IS INVALID BECAUSE THE PROXY FAILED TO DISCLOSE MATERIAL FACTS
     Defendants claim that N.R.S. § 78.140 limits their obligation to disclose material facts in a proxy solicitation. (See Motion, at 7.) Defendants’ fiduciary duty to disclose all material facts when seeking shareholder action, however, exists independently of— and in addition to — the disclosure requirements contemplated by N.R.S. § 78.140. Because Defendants failed to disclose multiple material facts in the Proxy, the vote on the “Stockholder Proposal” has no effect.
A.	Defendants’ Independent Duty of Disclosure
     To have any effect, “stockholder ratification must be by a majority of the disinterested and fully-informed stockholders.” Carlson v. Hallinan, 925 A.2d 506, 530 (Del. Ch. 2006) (emphasis added). Indeed, the Nevada Supreme Court has long recognized the duty of full disclosure as one of the core fiduciary duties of a corporate officer or director. See Leavitt v. Leisure Sports Inc., 103 Nev. 81, 86, 734 P.2d 1221, 1224 (1987) (“A corporate officer or director stands as a fiduciary to the corporation.... [t]his fiduciary relationship requires a duty of good faith, honesty and full disclosure.”); Western Industs., Inc. v. Gen. Ins. Co., 91 Nev. 222, 228, 533 P.2d 473, 476 (1975) (same). The duty of disclosure “attaches to proxy statements and any other disclosures in contemplation of stockholder action.” Arnold v. Society for Sav. Bancorp, Inc., 650 A.2d 1270, 1280 (Del. 1994). In fact, even where fiduciaries are not otherwise required to disclose information, once “defendants travel-down the road of partial disclosure... they [have] an obligation to provide the stockholders with an accurate, full, and fair characterization” of whatever they disclose. Id. at 1277. See also Zirn v. VLI Corp., 681 A.2d 1050, 1056-58 (Del. 1996).
     In Cohen v. Mirage Resorts, Inc., 119 Nev. 1, 11, 62 P.3d 720, 727 (2003), a case involving alleged violations of fiduciary duties in connection with a proposed merger, the Nevada Supreme Court (relying on Delaware law), acknowledged “corporate directors’ general duties ... to fully disclose material information to the shareholders before a vote is taken on a proposed merger,”
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even though no such requirement is set forth in the corresponding merger statute. Id. (citing N.R.S. § 92A. 120(2)). See also In re General Motors Class H Shareholders Litig., 734 A.2d 611, 621 (Del. Ch. 1999) (imposing duty to disclose all material information with respect to proposed charter amendment despite the fact that the corresponding statute, 8 Del. C. § 242(b)(1), only required notice to shareholders “set[ting] forth such amendment in full or a brief summary of the changes to be effected thereby[.]”). Thus, the duty of full disclosure exists independently of, and in addition to, any applicable disclosure requirements contemplated by N.R.S. § 78.140.4
B.	Defendants Failed to Disclose Multiple Material Facts in the Proxy
     The Supreme Court has held that an omitted or misrepresented fact is material if “there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote.” TSC Industs., Inc. v. Northway, Inc., 426 U.S. 438, 449 (1976). The Nevada Supreme Court has adopted the same test for determining whether a fact that was omitted from or misrepresented in a proxy statement is material. See Cohen, 119 Nev. at 18 (acknowledging that “[i]nformation is considered material ‘if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote’”) (quoting Bershad v. Curtiss-Wright Corp., 535 A.2d 840, 846 (Del. 1987)).
     In Lichtenberg v. Besicorp Group Inc., 43 F. Supp. 2d 376, 384-390 (S.D.N.Y. 1999), the court enjoined a merger that effectively would have terminated two derivative actions and released the individual defendants from liability. Id. The proxy statement contained “only the most general information” about the derivative actions and gave no indication of the potential value of these claims to the company. Id. at 386. The court reasoned that the fact that shareholders would be

[4]	Nothing in Section 78.140 permits corporate fiduciaries to ignore their independent duty of disclosure and circumvent bedrock principles governing the shareholder voting process. Indeed, under Defendants’ interpretation of the law, the extent of a corporation’s disclosure obligations would turn on the identities of the parties to the transactions, and would require less disclosure regarding interested party transactions. Thus, the disclosure provisions of Section 78.140(2)(b) must be viewed as a necessary — but not sufficient — obligation for obtaining shareholder ratification of an interested party transaction. See, e.g., Weatherhead v. Griffin, 851 P.2d 993, 995 (Idaho Ct. App. 1992) (requiring interested directors to “fully and fairly disclose the facts surrounding [the interested] transactions” under a statute identical, in relevant part, to Section 78.140)
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barred from recovering on the claims would have been viewed by the reasonable shareholder “as having significantly altered the total mix of information made available.” Id. at 386. The proxy’s description of the impact of the merger — i.e., “that Plaintiffs in the [derivative lawsuits] may not [be] able to maintain their actions” — also was materially misleading. Id. at 387. The court noted that “the word ‘may’ implies a possibility that the plaintiffs will be able to continue the actions as shareholder derivative suits.” Id. at 387. Finally, the court held that the proxy’s disclosure that certain officers and directors “may benefit” from the merger also was misleading because the merger would release defendants from personal liability and ensure that they never had to return the assets at issue in the derivative actions. Id. at 388; see also Beatty v. Bright, 318 F. Supp. 169, 172-73 (S.D. Iowa 1970).
     The Proxy in this case fails for the same reasons. Here, Defendants failed to inform shareholders that AMERCO intended to use the “Stockholder Proposal” in an attempt to dispose of this litigation, foreclose the possibility of the Company ever recovering hundreds of millions of dollars in self-storage properties from the SAC Entities and release the individual Defendants from potential liability for egregious violations of their fiduciary duties. Defendants failed to disclose any potential benefits that AMERCO would receive if Plaintiffs succeeded in unwinding over $600 million in unfair real estate sales, and returned over $200 million in equity to AMERCO. Defendants failed to explain why Plaintiffs allege that the transactions with the SAC Entities were unfair to begin with, or the fact that the Court has determined, based upon particularized pleadings, that “a majority of the members of the AMERCO Board of Directors were interested parties in the SAC transactions.” (Aff. at Ex. B.)
     Moreover, while the “Stockholder Proposal” purportedly sought ratification of all transactions between AMERCO and the SAC Entities between 1992 and March 31, 2007, it failed to disclose the terms of all such transactions. The summaries of the transactions that were included in the Proxy were incomplete and misleading. Among other things, the Proxy failed to disclose that the terms of AMERCO’s dealings with the SAC Entities were never reviewed for fairness by an independent committee or third party. The Proxy identified a “Special Committee” that was appointed in June 2007, but did not disclose the Special Committee’s findings regarding either the
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“Stockholder Proposal” or the fairness of the transactions. The Proxy also failed to disclose how AMERCO determined that the prices of the properties or the terms of the loans with the SAC Entities were entirely fair to AMERCO. In addition, the Proxy failed to disclose that the SAC Entities use AREC employees and resources, without compensation, to conduct day-to-day operations. Defendants cannot credibly argue that there is no genuine issue of material fact regarding whether these disclosures would be viewed by a reasonable shareholder as important in deciding how to vote. See, e.g., TSC Industs., 426 U.S. at 448.
V.	DEFENDANTS’ ARGUMENTS REGARDING SECTION 78.140 AND THE BUSINESS JUDGMENT RULE ARE UNSUPPORTABLE
     Defendants also contend that compliance with Section 78.140 effectively immunizes self-dealing transactions by automatically restoring the business judgment rule. (See Motion, at 8.) Under Defendants’ view of the law, an interested director who also is a controlling shareholder essentially can overcome a derivative attack concerning the fairness of a self-dealing transaction simply by exercising his voting control to force the approval of the transaction. No court has ever endorsed this analysis.
A.	Compliance With Section 78.140 Does Not Automatically Restore the Business Judgment Rule
     Section 78.140 does not even mention the business judgment rule. Instead, Section 78.140 provides only that “[a] contract or other transaction is not void or voidable solely because . .. [t]he contract or transaction is between a corporation and ... [o]ne or more of its directors or officers ... if one of the circumstances specified in subsection 2 exists.” Id at (1). Subsection 2, in turn, sets forth four procedures, including a “good faith” vote approving the transaction by stockholders holding a majority of the voting power. Id. at (2)(b). The plain language of Section 78.140 makes clear that the statute merely protects a transaction from being rendered “void or voidable” solely by virtue of the fact that it was consummated between a corporation and one or more of its directors or officers. Id. at (l)(a).
     Although Nevada courts have not yet interpreted Section 78.140, Delaware has enacted (and its courts have analyzed extensively) an interested director transaction statute containing
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precisely the same limiting language as that found in Section 78.140. See 8 Del. C. § 144.5 Section 144 of the Delaware Code provides that “[n]o contract or transaction between a corporation and 1 or more of its directors or officers .. . shall be void or voidable solely for this reason ... if [one of three procedures are followed].” Id. Prior to the enactment of Section 144, self-dealing transactions were considered “constructively fraudulent,” and therefore, “per se voidable” if they were not ratified by shareholders. See Marciano v. Nakash, 535 A.2d 400, 403 (Del. 1987). Section 144 was passed to “ameliorate this potentially harsh result” by providing a device “to prevent nullification of potentially beneficial transactions simply because of director self interest.” Valeant Pharm. v. Jenrey, 921 A.2d 732, 745 (Del. Ch. 2007).
     Consistent with the plain language of Section 78.140, the Delaware courts have interpreted Section 144 of the Delaware General Corporation Law as merely providing a means of preventing automatic nullification of a transaction simply because it is between a corporation and one or more of its officers or directors. As the Delaware Court of Chancery observed:
While non-compliance with §§ 144(a)(1), (2)’s disclosure requirement by definition triggers fairness review rather than business judgment rule review, the satisfaction of §§ 144(a)(1) or (a)(2) alone does not always have the opposite effect of invoking business judgment rule review that one might presume would flow from a literal application of the statute’s terms. Rather, satisfaction of §§ 144(a)(l) or (a)(2) simply protects against invalidation of the transaction ‘solely’ because it is an interested one. As such, § 144 is best seen as establishing a floor for board conduct but not a ceiling.
HMG/Courtland Properties v. Gray, 749 A.2d 94, 114 n.24 (Del. Ch. 1999) (emphasis added and internal citations omitted). See also Fliegler v. Lawrence, 361 A.2d 218,222 (Del. 1976) (“[Section 144] merely... provides against invalidation of an agreement ‘solely’ because such a director or officer is involved.... [n]othing in the statute sanctions unfairness to [the corporation] or removes the transaction from judicial scrutiny.”).

[5]	Nevada generally follows Delaware in matters of corporate law. See, e.g., Shoen v. SAC Holding Corporation, 137 P.2d 1171, 1184 (Nev. 2006) (adopting Delaware’s standard for establishing demand futility); Hilton Hotels Corp. v. ITT Corp., 978 F. Supp. 1342, 1346 (D. Nev. 1997) (“Where, as here, there is no Nevada statutory or case law on point for an issue of corporate law, this Court finds persuasive authority in Delaware case law.”).
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     Defendants attempt to distance themselves from this case law by claiming that Nevada’s adoption of Section 78.140 represents a “reject[ion]” of Delaware’s analogous statute. (Motion, at 7.)6 Defendants cite no authority in support of this argument. Considering the substantial similarities between the two statutes, there is no basis for contending that Nevada “rejected” Delaware’s approach. Compare 8 Del. C. § 144 with N.R.S. § 78.140.7 In any event, while Defendants claim (incorrectly) that Nevada’s statute does not require disclosure of “all ‘material facts’ concerning the transaction,” and Delaware “requires approval of self-interested transactions by a majority of disinterested stockholders,’” these differences are beside the point. (See Motion, at 7-8.) Regardless of the extent of the disclosures and irrespective of whether interested votes are counted, both statutes unequivocally provide that compliance merely protects an interested transaction from being rendered “void or voidable” solely by virtue of the fact that the transaction involves a corporation and one or more of its officers or directors.
     In this case, Plaintiffs never have argued that Defendants’ dealings with the SAC Entities are “void or voidable” solely because they were “interested” transactions. To the contrary, Plaintiffs always have contended that the transactions are void or voidable because the underlying terms of AMERCO’s dealings with the SAC Entities were fundamentally unfair to AMERCO and its minority shareholders. (See Aff. Ex. A at ¶¶ 38-60.) Defendants conceded the truth of these allegations in the Proxy, by acknowledging that AMERCO sold the self-storage properties to the SAC Entities at prices that were over $15 million less than their appraised values. (See Settles Dec. at Ex. B at 26.)

[6]	While Defendants claim on one hand that Nevada rejected Delaware’s standards for evaluatinginterested director transactions, Defendants rely exclusively upon Delaware law in articulatingthe purported impact of shareholder approval and the application of the business judgment rule.(Motion, at 9.) Defendants cannot have it both ways.

[7]	Notably, in 1951, when the Nevada legislature first enacted the predecessor statute to N.R.S.§ 78.140, Delaware had not yet enacted any law articulating the circumstances under which interested director transactions would not be void or voidable. Delaware first enacted such a statute in 1967 (56 Del. Laws ch. 50), 16 years later. (See Aff. Exs. I and J.) Thus, the languageof Nevada’s statute cannot be viewed as a “rejection” of Delaware law.
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B.	Defendants Bear the Burden of Establishing the Entire Fairness of the Challenged Transactions
     The Nevada Supreme Court has held that when an interested fiduciary’s transactions are challenged, the fiduciary bears the burden of establishing good faith and the transaction’s fairness. Shoen, 137P.3d at 1184n.61; Foster v. Arata, 74 Nev. 143, 155, 325 P. 2d759, 765 (Nev. 1958). See also Onnan v. Cullman, 794 A.2d 5, 20 (Del. Ch. 2002) (“A controlling or dominating shareholder standing on both sides of a transaction... bears the burden of proving its entire fairness.”) (Quoting Kahn v. Lynch Comrn. Sys., Inc., 638 A.2d 1110, 1115 (Del. 1994)).
     The question presented by the Motion, therefore, is what impact does the purported shareholder approval of the “Stockholder Proposal” — assuming the shareholders were fully informed — have on the application of the entire fairness test. Although Defendants describe this as a “problematic” area of the law requiring a “different rule ‘for every permutation of the facts’” (Motion, at 9), the proper application of the law to the facts of this case is well-settled and straightforward. At most, the impact of an informed shareholder vote approving an interested transaction between a corporation on one hand, and a director who also is a controlling shareholder on the other hand, may operate to shift the burden of establishing entire fairness to the plaintiff. See Solomon v. Armstrong, 747 A.2d 1098, 1116-17 (Del. 1999) (“[I]n the context of a duty of loyalty claim where plaintiff minority shareholders can state a claim of self-dealing at their expense, an informed shareholder ratification by the minority shifts the burden of proof of entire fairness to the plaintiff.”); Kahn, 638 A.2d at 1116 (Del. 1994) (“Entire fairness remains the proper focus of judicial analysis in examining an interested [transaction], irrespective of whether the burden of proof remains upon or is shifted away from the controlling ... shareholder, because the unchanging nature of the underlying ‘interested’ transaction requires careful scrutiny.”).
     To effect this shift of the burden, however, the challenged transaction must be approved by a “majority of the minority” shareholders. See Carlson, 925 A.2d at 530-31 (refusing to shift burden in the absence of evidence that challenged transaction was approved a majority of the
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minority shareholders); Emerald Partners v. Berlin, 787 A.2d 85, 95 n.63 (Del. 2001) (“[T]he approval of the transaction by a fully informed vote of a majority of the minority shareholders will shift the burden.”) (Internal quotations omitted); Solomon, 747 A.2d at 1116 (“[A]n informed ratification by a majority of minority shareholders of a transaction between a controlling shareholder and a corporation has the effect of shifting the burden of proof on the issue of entire fairness from the controlling shareholder to the challenging shareholder.”); Kahn, 638 A.2d at 1117 (same); In re Wheelabrator Tech., Inc. Sec. Litig., 663 A.2d 1194, 1203 (Del. 1995) (same).
     As the court explained in Fliegler v. Lawrence, 361 A.2d at 221, “[t]he entire atmosphere is freshened and a new set of rules invoked where formal approval has been given by a majority of independent, fully informed [shareholders].” Id. (quoting Gottlieb v. Heyden Chemical Corp., 91 A.2d 57, 59 (Del. 1952)). However, in the Fliegler case — like this case — the majority of the shares that voted in favor of the challenged transaction were cast by defendants in their capacity as shareholders. Id. The court pointed out that only about one-third of the “disinterested” shareholders voted, and the court refused to assume that the non-voting shareholders either approved or disapproved the challenged transaction. Id. In concluding that defendants carried the burden of proof, the court observed that “[u]nder these circumstances, we cannot say that ‘the entire atmosphere has been freshened’ and that departure from the objective fairness test is permissible.” Id.
     In this case, the Shoen Insiders own or control 53.1% of AMERCO’s voting stock. (Settles Dec. at Ex. B at 7.) Moreover, Mark and James Shoen admittedly stand on both sides of AMERCO’s dealings with the SAC Entities, and the Court already has concluded that the Shoen Insiders (and others) have an interest in AMERCO’s transactions with the SAC Entities. (Aff. at Exs. B and C at 104:3-13.) Defendants also have admitted that the “Stockholder Proposal” was not, in fact, approved by a “majority of the minority” shareholders. (See Motion, at 4.) According to the Settles Affidavit, only 4,919,005 “for” votes were cast by purportedly disinterested shareholders (including the votes of the ESOP). (See Settles Dec. at ¶ 6.) In contrast, 5,654,860 voted “against” the “Stockholder Proposal,” voted to “abstain,” were
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recorded as broker non-votes or did not cast a vote. (Id.) Accordingly, Defendants still carry the burden of establishing the entire fairness of AMERCO’s dealings with the SAC Entities. See Fliegler, 361 A.2d at 221 (“[W]e cannot assume that... [n]on-voting shareholders either approved or disapproved [of the challenged transaction].”). Far from supporting judgment in Defendants’ favor, the Proxy’s disclosure that Defendants sold self-storage properties to the SAC Entities for more than $15 million less than their appraised values demonstrates that Defendants cannot possibly satisfy their burden. (See Settles Dec. at Ex. B at 26.) See Cinerama, Inc. v. Technicolor, Inc., 663 A.2d 1156, 1162-63 (Del. 1995) (“The concept of entire fairness has two basic aspects: fair dealing and fair price.”) (Emphasis added).8
VI.	IN THE ALTERNATIVE, THE COURT SHOULD CONTINUE THE MOTION AND PERMIT PLAINTIFFS TO CONDUCT LIMITED DISCOVERY
     In the event the Court is inclined to grant the Motion, Plaintiffs request a brief continuance in order to conduct limited discovery into the accuracy of the statements in the Proxy and the process surrounding the shareholder vote. The Nevada Supreme Court has held that when litigation is still in its early stages and no dilatory motive is shown, a court should grant additional time for the opposing party to conduct discovery. See Halimi v. Blacketor, 105 Nev. 105, 106, 770 P.2d 531, 532 (1989). Plaintiffs have not conducted any discovery in this case.

[8]	In addition to the deficient disclosures in the Proxy, and the limited impact of compliance with Section 78.140, Defendants’ arguments regarding Article 11 fail for an additional reason. (See Motion, at 2.) Article 11 provides, among other things, “[t]he affirmative vote of the holders of two-thirds (2/3) of the outstanding shares of common stock of this corporation entitled to vote shall be required to approve, adopt or authorize ... [a]ny agreements for the ... combination of this corporation with or into any other corporation which is an Interested Stockholder.” (Aff. at Ex. G at 7.) Plaintiffs have alleged that the transactions between AMERCO and the SAC Entities resulted in a “combination” in violation of Subsection (A) of Article 11. (Id. at Ex. A at 136.) Under both Nevada and Delaware law, the votes of an Interested Stockholder cannot be counted in approving a combination. See N.R.S. § 78.439(3) (“A combination [must be] approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder ... or any affiliate or associate of the interested stockholder.”) (Emphasis added); 8 Del. C. § 203(3) (requiring the affirmative vote “of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder,”) (Emphasis added). Excluding the shares owned by the Shoen Insiders, the “Stockholder Proposal” did not acquire a 2/3 vote of the outstanding shares.
LEWIS AND ROCA LLP 50 WEST LIBERTY STREET, STE. 410 RENO, NV 89501 (775) 823-2900
PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS/SUMMARY JUDGMENT

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     In this case, the circumstances surrounding the submission of the “Stockholder Proposal” are extremely suspicious. Plaintiffs believe that discovery will quickly establish that Defendants played a key role in encouraging the submission of the “Stockholder Proposal,” actively suppressed facts that would have undermined support for the proposal and manufactured support for the proposal on AMERCO’s message board. Plaintiffs therefore request the following limited discovery in order to oppose the Motion: (i) one-day depositions of two of the Shoen Insiders regarding AMERCO’s transactions with the SAC Entities; (ii) one-day depositions of five employees, to be selected by Plaintiffs, who are identified in the Proxy as having proposed the “Stockholder Proposal”; (iii) the identities of the individuals who posted messages about the “Stockholder Proposal” on AMERCO’s website leading up to the Annual Meeting, the content of all messages submitted by each individual and one-day depositions of three of these individuals, to be selected by Plaintiffs; (iv) 25 special interrogatories concerning the disclosures contained in the Proxy; and (v) 25 document requests relating to the transactions between AMERCO and the SAC Entities. (See Aff. at ¶ 13-15.) In the event the voting process was tainted or manipulated, this limited discovery will allow Plaintiffs to establish a genuine issue of material fact and defeat the Motion.
VII.	CONCLUSION
     For the reasons set forth above, Plaintiffs respectfully request that the Court deny AMERCO’s Motion for Judgment on the Pleadings or, in the Alternative, Summary Judgment. In the alternative, Plaintiffs respectfully request that the Court continue the Motion and permit Plaintiffs an opportunity to conduct limited discovery in order to oppose the Motion.

Dated: November 6, 2007	LEWIS AND ROCA LLP MARTHA J. ASHCRAFT JAMES E. BERCHTOLD
	By:	Illegible
JAMES E. BERCHTOLD
3993 Howard Hughes Pkwy, Suite 600 Las Vegas, Nevada 89109 Telephone: (702) 949-8200 Facsimile: (702) 949-8352 Attorneys for Plaintiff Paul Shoen
LEWIS AND ROCA LLP 50 WEST LIBERTY STREET, STE 410 RENO, NV 89501 (775) 823-2900
PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS/SUMMARY JUDGMENT

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LATHAM & WATKINS LLP
MARC W. RAPPEL
BRIAN T. GLENNON
633 West Fifth Street, Suite 4000
Los Angeles, California 90071-2007
Telephone: (213) 485-1234
Facsimile: (213) 891-8763

Attorneys for Plaintiff Paul F. Shoen

ROBBINS UMEDA & FINK LLP
BRIAN J. ROBBINS
610 West Ash Street, Suite 1800
San Diego, CA 92101
Telephone: (619) 525-3990
Facsimile: (619) 525-3991

Attorneys for Plaintiffs Ron Belec

BERMAN, DEVALERIO, PEASE,
TABACCO, BURT & PUCILLO
JOSEPH J. TABACCO, JR.
CHRISTOPHER HEFFELFINGER
425 California Street, Suite 2025
San Francisco CA 94104
Telephone: (415) 433-3200
Facsimile: (415) 433-6382

Attorneys for Plaintiff Glenbrook Capital Limited Partnership

HAROLD B. OBSTFELD P.C.
HAROLD B. OBSTFELD
260 Madison Avenue, 18th Floor
New York, NY 10016
Telephone: (212) 696-1212
Facsimile: (212) 696-1398

Attorneys for Plaintiff Alan Kahn
LEWIS AND ROCA LLP 50 WEST LIBERTY STREET, STE 410 RENO, NV 89501 (775) 823-2900
PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS/SUMMARY JUDGMENT

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CERTIFICATE OF SERVICE
     Pursuant to Nev. R. Civ. P. 5(b), I hereby certify that service of the foregoing PLAINTIFFS’ OPPOSITION TO DEFENDANT AMERCO’S MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT; PLAINTIFFS’ REQUEST FOR A CONTINUANCE TO TAKE LIMITED DISCOVERY PURSUANT TO NEV. R. CIV. P.56(f) IN THE ALTERNATIVE was made this date by depositing a copy for mailing, first class mail, postage prepaid, at Las Vegas, Nevada. to the following:

Beckley Singleton, Chtd.
Attn: Daniel F. Polsenberg
Ike Lawrence Epstein
530 Las Vegas Blvd, South
Las Vegas, NV 89101
Attorneys for Ron Belec, Glenbrook Capital LP, and Alan Kahn

Berman De Valerio Pease Tabacco Burt & Pucillo
Attn: Joseph J. Tobacco Jr.
Christopher T. Heffelfinger
425 California Street, Suite 2025
San Francisco, CA 94104
Attorneys for Glenbrook Capital LP

Harold B. Obstfeld P.C.
Attn: Harold B. Obstfeld
100 Park Avenue, 20th Floor
New York, NY 10017-5510
Attorneys for Alan Kahn

lrell & Manella LLP
Attn: Charles Edward Elder
Daniel Patrick Lefler
David Siegel
1800 Avenue of the Stars
Suite 900
Los Angeles, CA 90067-4276
Attorneys for Charles Bayer, Aubrey Johnson. M. Frank Lyons, John P. Brogan,
James J. Rogan, and John M. Dodds

Latham & Watkins
Attn: Mark W. Rappel
Brian T. Glennon
633 W. Fifth Street, Suite 4000
Los Angeles, CA 90071-2007
Attorneys for Plaintiff Paul F. Shoen
LEWIS AND ROCA LLP Illegible
382754.1

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Law Offices of Bruce G. Murphy
Attn: Bruce G. Murphy
265 Liwyds Lane
Vero Beach, FL 32963
Attorneys for Ron Belec

Law Offices of Calvin R. X. Dunlap
Attn: Calvin Dunlap
691 Sierra Rose Dr., Ste. A
P.O. Box 3689
Reno, NV 89505
Attorneys for SAC Defendants and Mark Shoen

Law Offices of Peter D. Fischbein
Attn: Peter D. Fischbein
777 Terrace Avenue, 5th Floor
Hasbrouck Heights, NJ 07604
Attorneys for M.S. Management Company, Inc.

Laxalt & Nomura
Attn: Daniel Hayward
9600 Gateway Drive
Reno, NV 89521
Attorneys for AMERCO

Lerach Coughlin Stoia Geller Rudman & Robbins LLP
Attn: William S. Lerach
Travis E. Downs, HI
Amber L. Eck
655 West Broadway, Suite 1900
San Diego, CA 92101
Attorneys for Ron Belec

Parsons Behle &. Latimer
Attn: Rew R. Goodenow
50 W. Liberty Street, Ste. 750
Reno, Nevada 89501
Attorneys for John M. Dodds, Richard Herrera, Aubrey Johnson, Charles J. Bayer, John P. Brogan, and James J. Grogan

McDonald, Carano, Wilson LLP
Attn: Thomas R. C. Wilson
100 West Liberty Street, 10th Floor
P.O. Box 2670
Reno, NV 89505-2670
Attorneys for Edward Shoen, James P. Shoen, and William E. Carty

Morrison & Forester
Attn: Jack Londen
Melvin Goldman
425 Market Street
San Francisco, CA 94105-2482
Attorneys for AMERCO
LEWIS AND ROCA LLP Illegible
382754.1

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Morrison & Forester LLP
Attn: Mark R. McDonald
555 W. Fifth Street, Ste. 3500
Los Angeles, CA 90013-0124
Attorneys for AMERCO

Pillsbury Winthrop Shaw Pittman LLP
Attn: Walter J. Robinson
Theodore Keith Bell
2475 Hanover Street
Palo Alto, CA 94304
Admitted pro hac vice
Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William E. Carty

Quarles & Brady, Streich & Lang
Attn: James Ryan
Deanna Peck
Renaissance One
Two North Centrl Avenue
Phoenix, Arizona 85004-2391
Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William
E, Carty
Umeda & Fink
Attn: Brian Robbins
610 W. Ash Street, #1800
San Diego, CA 92101
Attorneys for Ron Belec

Squire Sanders & Dempsey LLP
Attn: Mark A. Nadeau
Brian A. Cabianca
Two Renaissance Square
40 North Central Avenue, Ste. 2700
Phoenix, AZ 85004-4498
Attorneys for SAC Defendants and Mark Shoen
DATED this 6th day of November, 2007.

/s/ Anegla Shadrick
An Employee of Lewis AND ROCA LLP
LEWIS AND ROCA LLP Illegible
382754.1

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MARTHA J. ASHCRAFT
Nevada State Bar No. 1208
JAMES E. BERCHTOLD
Nevada State Bar No. 5874
LEWIS AND ROCA LLP
3993 Howard Hughes Pkwy, Suite 600
Las Vegas, Nevada 89109
Telephone: (702) 949-8200
Facsimile: (702) 949-8352
MARC W. RAPPEL (admitted pro hac vice)
BRIAN T. GLENNON (admitted pro hac vice)
LATHAM & WATKINS LLP
633 West Fifth Street, Suite 4000
Telephone: (213) 485-1234
Facsimile: (213) 891-8763
Attorneys for
Plaintiff PAUL SHOEN
THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF
NEVADA IN AND FOR THE COUNTY OF WASHOE

In re AMERCO DERIVATIVE LITIGATION	Case No. CV02-05602

Consolidated with:
(1) Case No. CV02-06331;
(2) Case No. CV03-02486; and
(3) Case No. CV03-02617
This Document Relates to:
ALL ACTIONS	Dept. No. B6

AFFIDA VIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’
OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS
OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT; PLAINTIFFS’ REQUEST
FOR A CONTINUANCE TO TAKE LIMITED DISCOVERY PURSUANT TO NEV. R.
CIV. P. 56(f) IN THE ALTERNATIVE

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

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STATE OF NEVADA	)
) ss.
COUNTY OF CLARK	)
     I, James E. Berchtold, declare as follows:
     1. I am an attorney duly licensed to practice before all of the courts of the State of Nevada. I am a partner at the law firm of Lewis & Roca, LLP, and counsel of record for Plaintiff Paul Shoen in the above-captioned matter. I have personal knowledge of the matters stated herein and, if called upon, I could and would competently testify thereto.
     2. Plaintiffs filed this derivative lawsuit in this Court on September 24, 2002. The operative complaint is the Amended Consolidated Verified Stockholders’ Derivative Complaint for Damages and Equitable Relief, dated November 16, 2006, a true and correct copy of which is attached hereto as Exhibit A.
     3. The parties briefed motions to dismiss brought by nominal Defendant, AMERCO, and the individually-named Defendants, and a hearing on the motions occurred on March 30, 2007. The day before the hearing, the Court issued an Order denying AMERCO’s motion to dismiss, holding that the particularized allegations in the Amended Complaint demonstrated that “a majority of the members of AMERCO’s Board of Directors were interested parties in the SAC transactions.” A true and correct copy of the Court’s March 29, 2007 Order is attached hereto as Exhibit B. In addition, attached hereto as Exhibit C is a true and correct copy of an excerpt of the Transcript of Proceedings, dated March 30, 2007. The Court has not yet ruled on the other pending motions to dismiss. Accordingly, pursuant to Nevada Rules of Civil Procedure 16.1 and 26, no discovery has taken place in this case.
     4. On or about July 10, 2007, Defendants filed a Definitive Proxy Statement (“Proxy”) with the Securities and Exchange Commission (the “SEC”) for AMERCO’s 2007 Annual Shareholder Meeting. (See AMERCO Definitive Proxy Statement (Def 14A) (July 10, 2007). attached as Ex. B to the Affidavit of Jennifer M. Settles in Support of Nominal Defendant AMERCO’s Motion for Judgment on the Pleadings or, in the Alternative, Summary Judgment (“Settles Aff.”).) The Proxy contained, among other things, a shareholder proposal purporting to

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

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ratify all of the Defendants’ actions over a 15-year period involving the SAC Entities (the “Stockholder Proposal”). (See Settles Aff., Ex. B, at 25.) A vote on the Stockholder Proposal was scheduled for AMERCO’s 2007 Annual Shareholder Meeting, which took place on August 20. 2007. (See Settles Aff., Ex. B, at 2.)
     5. The exhibits submitted by Defendants demonstrate that the “Stockholder Proposal” was not submitted to AMERCO until June 1, 2007. (See Settles Aff. at Ex. A.) According to AMERCO’s “Meeting Procedures” for the August 20, 2007 meeting, AMERCO’s proxy statement for the 2006 Annual Meeting, and the Company’s by-laws, shareholder proposals were required to have been submitted no later than March 16, 2007, in order to be presented at the August 2007 meeting. Attached hereto respectively as Exhibits D, E and F are true and correct copies of AMERCO’s “Meeting Procedures” (originally filed as Exhibit A to the Definitive Proxy Statement) (see p. 2 at § (F)(a)); the Definitive Proxy Statement filed July 17, 2006 (see pp. 19-20), and AMERCO’s by-laws (see pp. 3-4 at Art. II, § 5). In addition, attached hereto as Exhibit G is a true and correct copy of AMERCO’s Articles of Incorporation.
     6. On or about August 6, 2007, Plaintiffs sent a letter to AMERCO requesting additional disclosures regarding, among other things, the SAC transactions, this derivative litigation and the impact of a shareholder vote on the underlying derivative claims. (See letter from Brian J. Robbins to Jack Londen, dated August 6, 2007, attached as Ex. D to the Settles Aff.) Defendants responded by requesting confirmation of Plaintiff Ron Belec’s stock ownership. (See letter from Jennifer M. Settles to Brian J. Robbins, dated August 7, 2007, attached as Ex. E to the Settles Aff.) Plaintiff Ron Belec complied with Defendants’ request for confirmation of his stock ownership. (See letter from Brian J. Robbins to Jennifer M. Settles and Jack Londen, dated August 14, 2007, attached as Ex. G to the Settles Aff.)
     7. On or about August 14, 2007, Defendants responded to the substantive concerns raised in Plaintiffs’ August 6, 2007 letter, merely by stating that a “Special Committee” had been appointed to review the “Stockholder Proposal.” (See letter from Jennifer M. Settles to Brian J. Robbins, dated August 14, 2007, attached as Ex. F to the Settles Aff.) The “Special Committee,” however, did not make any recommendation either for or against the Stockholder Proposal, but

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

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instead, merely decided to include the Stockholder Proposal in the Proxy. (Id.)
     8. I am informed and believe that in the weeks leading up to the vote on the Stockholder Proposal, Defendants hosted a web-based message board on AMERCO’s website. Based on the content of the messages, it appears that Defendants selectively posted anonymous messages purportedly submitted by AMERCO stockholders. One message stated:
I want to see if I am getting this right...
One of the possible benefits to voting in favor of the proposal would be to add defense to a pending derivative lawsuit. The suit appears to be a business disruption rather than a business dispute. It’s very clear that the many listed shareholder sponsors of the proposal believe in the value of passing this proposal. The lawsuit has the potential to diminish shareholders equity (legal fees, distraction of key personnel, etc.); with final judgment not likely many more years. The suit does not appear to provide any benefit to the shareholders?
It appears to me that the Amerco shareholder proposal (Item #3) is a “no brainer” with all upside potential and no downside for shareholders. Does anyone see this differently?
With such a benefit and no risk, it seems obvious that this would get a majority vote, although I believe, and would appreciate confirmation if anyone knows for sure, that this proposal would require a 2/3 vote in favor to continue?
     I am informed and believe that shortly following the Annual Meeting the message board was removed from AMERCO’s website. I have recently checked AMERCO’s website and saw no reference to this message board.
     9. On August 20, 2007, at the Annual Shareholder Meeting, AMERCO’s shareholders voted on the Stockholder Proposal. Attached hereto as Exhibit H is a true and correct copy of the AMERCO Form 8-K/A filed with the SEC on September 14, 2007. Defendants filed their Motion for Judgment on the Pleadings or, in the Alternative, Summary Judgment (the “Motion”) on September 12, 2007, approximately three weeks after the Annual Meeting. The Motion was based on the shareholder vote on the Stockholder Proposal. As noted above, because this Motion was filed before any Defendant filed an answer in this case, Plaintiffs have not been permitted to take any discovery.

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

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     10. Nevada’s interested director transaction statute, N.R.S. § 78.140, was originally enacted in 1951, over 16 years before Delaware enacted its corollary statute. A true and correct copy of Senate Bill 148, enacting Section 78.140, is attached hereto as Exhibit I. A true and correct copy of 8 Del. Code § 144, with comments reflecting the fact that the statute was enacted in 1967, is attached hereto as Exhibit J.
     11. If the Court is inclined to grant the Motion, Plaintiffs request that the Court continue the hearing on the Motion and permit Plaintiffs to conduct limited discovery focused on the accuracy and completeness of the disclosures in the Proxy, and the fairness of the shareholder voting procedures, as described in more detail below.
     12. Defendants provided only the following evidence related to the Stockholder Proposal in support of their Motion: (i) the Secretary’s Certificate creating the “Special Committee” to review the Stockholder Proposal; and (ii) the report of the tabulator that included the number of votes “For,” “Against,” “Abstain,” and “Broker Non-Votes” for the Stockholder Proposal. Based on this record, Plaintiffs cannot determine if the Stockholder Proposal was proper, whether the voting procedures were fair, or to what extent the contents of the Proxy were incomplete or inaccurate. To the extent the Proxy contained additional incomplete or inaccurate information, or Defendants improperly manipulated shareholder voting procedures (by, for instance, improperly soliciting shareholder votes), the vote on the “Stockholder Proposal” is invalid. Such evidence will allow Plaintiffs to establish a genuine issue of material fact and overcome the Motion.
     13. Plaintiffs request the following limited discovery in connection with opposing the Motion: (i) one-day depositions of five of the employees, to be selected by Plaintiffs, who were identified in the Proxy as having proposed the Stockholder Proposal; (ii) one-day depositions of two of the “Shoen Insiders” (the group comprised of Joe, Mark and James Shoen) concerning the disclosures in the Proxy and AMERCO’s transactions with the SAC Entities; (iii) the identities of the individuals who posted messages about the Stockholder Proposal on AMERCO’s website in the weeks leading up to the August 20, 2007 Annual Meeting, the content of all messages submitted by each individual and one-day depositions of three of the individuals who posted

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

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such messages, to be selected by Plaintiffs; (iv) 25 special interrogatories concerning the disclosures contained in the Proxy; and (v) 25 document requests relating to the terms of the underlying transactions between AMERCO and the SAC Entities.
     14. Defendants have stated that they were not involved in the Stockholder Proposal, that they provided all necessary information to the shareholders and that the vote on the Stockholder Proposal effectively “ratified” the self-dealing transactions at issue in this litigation. Permitting Plaintiffs to conduct the requested limited discovery will provide Plaintiffs (and AMERCO’s other minority shareholders) with the information necessary to assess the veracity of these statements and establish a genuine issue of material fact regarding, among other things, to what extent AMERCO’s shareholders received complete and accurate information relating to the Stockholder Proposal and whether the voting procedures were fair.
     15. Considering the importance of the issues presented by this litigation, as well as the limited nature of the requested discovery, any burden on Defendants of complying with these discovery requests is greatly outweighed by the potential benefits of permitting such discovery. For these reasons, the Court should grant a brief continuance in accordance with Rule 56(f), to allow Plaintiffs to conduct the requested limited discovery.
     I state under penalty of perjury under the laws of the State of Nevada that the foregoing is true and correct.
     Executed this 6th day of November, 2007, in Las Vegas, Nevada.
     James E. Berchtold, Esq.
     SUBSCRIBED AND SWORN to before me this 6th day of November, 2007.
     NOTARY PUBLIC
     ANGELA SHADRICK Notary Public State of Nevada No. 03-85552-1 My appt. exp. Nov. 12, 2007

LEWIS AND ROCA LLP	AFFIDAVIT OF JAMES E. BERCHTOLD IN SUPPORT OF PLAINTIFFS’ OPPOSITION TO DEFENDANTS’ MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
50 West Liberty Street, STE 410
Reno, NV 89501
(775) 823-2900

D32

AFFIRMATION
     The undersigned hereby affirms that the foregoing document does not contain the social security number of any person.
DATED: this 6th day of November, 2007.

/s/ Jasmine K. Mehta
Jasmine K. Mehta, Esq.

D33

EXHIBIT E
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EXHIBIT E DANIEL HAYWARD (State Bar No. 5986) LAXALT & NOMURA, LTD. 9600 Gateway Drive Reno, Nevada 89521 Telephone: (775) 322-1170 Facsimile: (775) 322-1865
JACK W. LONDEN (Admitted Pro Hac Vice) MORRISON & FOERSTER LLP 425 Market Street San Francisco, California 94105-2482 Telephone: (415) 268-7000 Facsimile: (415) 268-7522
Attorneys for Nominal Defendant AMERCO
FILED Electronically 11-20-2007:01:39:52 PM Howard W. Conyers Clerk of the Court Transaction # 90133
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA IN AND FOR THE COUNTY OF WASHOE
In re AMERCO DERIVATIVE LITIGATION Master File No. CV02-05602 Dept. No. 6
This Document Relates To: ALL ACTIONS
NOMINAL DEFENDANT AMERCO’S REPLY MEMORANDUM IN SUPPORT OF MOTION FOR JUDGMENT ON THE PLEADINGS OR, IN THE ALTERNATIVE, SUMMARY JUDGMENT
sf-2420684

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INTRODUCTION
AMERCO’s stockholders voted overwhelming to ratify the transactions that plaintiffs have, for five years, tried to unwind. Although plaintiffs seek to reject this decision and insist on yet more litigation, NRS 78.140 gives stockholders the last word. The stockholders’ decision is entitled to enforcement and finality because AMERCO belongs to them.
Plaintiffs concede that the August 2007 ratification complied with NRS 78.140. They do not dispute that the proxy more than satisfied the statute’s disclosure requirements and that stockholders holding a majority of AMERCO’s shares voted to endorse the transactions.
Instead, plaintiffs offer two objections. First, they claim a challenged transaction may be ratified only if a proxy statement includes disclosures in addition to those required by NRS 78.140. The statute’s narrow requirements, however, reflect the Legislature’s determination to avoid precisely the sort of disclosure squabbles plaintiffs would provoke here. The Proxy Statement more than satisfied duties owed by the independent directors who reviewed it.
Second, plaintiffs claim that the transactions remain subject to the entire fairness test, relying on interpretations of Delaware’s ratification statute. But Nevada, unlike Delaware, has enacted a statutory presumption that directors and officers act in good faith. NRS 78.138. Plaintiffs have relied on allegations of self-dealing to overcome this presumption. But NRS 78.140 provides that a majority vote by stockholders with notice of the fact of a director or officer financial interest eliminates the self-dealing issue, restoring the statutory presumption that the Company’s officers and directors acted in good faith.
The 84% stockholder vote ratifying the SAC transactions with notice of the fact of financial interest on the part of Mark Shoen and James Shoen therefore leaves plaintiffs with only the assertion that the terms of the challenged transactions should have been more favorable to AMERCO. Disagreements about the soundness of business decisions, however, have never been sufficient to rebut the presumption of the business judgment rule. Accordingly, this litigation should be dismissed with prejudice.
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ARGUMENT
I. THE PROXY SATISFIED THE REQUIREMENTS OF NEVADA LAW.
NRS 78.140(2)(b) requires disclosure of only “the fact” of an interested director or officer’s financial interest in a challenged transaction. AMERCO’s opening brief established that the Proxy Statement disclosed that Mark Shoen and James Shoen held financial interests in the transactions. Indeed, the Proxy Statement also included discussion of transaction terms, and provided copies of significant agreements. (AMERCO’s Mem. of P. & A. in Supp. of Mot. (“Mem.”) at 4.)
Plaintiffs do not dispute this. But they complain that the Proxy Statement should have said more. (Pls. Opp. to Def. AMERCO’s Mot. (“Opp.”) at 7-10.) The Plaintiffs would require, among other things, a prediction of the Court’s ruling on this motion (Opp. at 3), a recitation of the allegations of plaintiffs’ complaint (id.), a discussion of the “potential benefits” of unwinding the transactions, (id. at 3-4), a discussion of the Special Committee’s review of the disclosures (id. at 4), and detailed descriptions of other, unspecified transaction terms, appraisals, and business plans. (Id.; see also id. at 9-10.)
Although plaintiffs concede that NRS 78.140 requires none of these items,[1] they assert that by permitting these omissions, the non-defendant directors on the Special Committee who reviewed the Proxy Statement violated Nevada fiduciary law.[2] (Opp. at 7-8.) In support, plaintiffs cite a Delaware case, Carlson v. Hallinan, 925 A.2d 506 (Del. Ch. 2006), for the proposition that stockholder ratification requires approval by “fully-informed” stockholders.[3] But
[1] Plaintiffs also incorrectly assert that “Defendants” sought the ratification. The Proxy Statement states that the proposal was made by a number of stockholder employees, and that management made no recommendation. In any event, the sponsorship of the proposal is irrelevant to any requirement of NRS 78.140.
[2] Although plaintiffs seek to understate the role of the Special Committee, they do not challenge the directors’ independence or disinterestedness. (Compare Opp. at 4 n.l with Settles Aff.¶ 4.)
[3] Plaintiffs rely on the Delaware rule requiring ratification by a “majority of the minority” stockholders. That rule was expressly rejected by the Nevada Legislature. But, contrary to plaintiffs’ bald assertion, a “majority of the minority” stockholders did approve the proposal here. There were 9,416,728 AMERCO shares not held by insiders and 4,919,005 of those shares were voted in favor of the proposal. (See Settles Aff. 6.)
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Delaware’s ratification statute explicitly requires disclosure of “[t]he material facts” relating to an officer’s or director’s interest a challenged transaction. Del. Code Ann. tit. 8, § 144(a)(2). Shortly after Delaware enacted this standard, the Nevada Legislature re-enacted and expanded the reach of Nevada’s different standard — requiring disclosure only of “the fact” that directors or officers have a financial interest.4
     Plaintiffs spend much time on the uncontroversial proposition that officers and directors owe duties of good faith and candor. But plaintiffs fail to identify or allege a single false or misleading statement in the Proxy Statement’s disclosures. To the contrary, plaintiffs say the Proxy Statement’s “critical concession,” that appraised values exceeded sales prices by $15 million, reveals that the challenged transactions were “fundamentally unfair.” (Opp. at 5.) And even as to that point, plaintiffs’ position is undercut by the fact that they raised these issues before the vote but did nothing to seek relief that might have been available then, if their rationale had been correct.5
     Rather than showing any misstatements, plaintiffs have simply speculated about additional facts or contentions they believe stockholders might have liked to have known.6 But the Legislature delineated precisely the information that stockholders were required to receive in order to effect ratification. Having more than satisfied those requirements with undisputed

[4]	Plaintiffs assert that Nevada originally enacted what is now NRS 78.140 in 1951, and Delaware enacted Section 144 in 1967. (Opp. at 12 n.7). But they do not mention that Nevada amended and reenacted the section in 1969, 1989, 1991, 1993, 1997, and 2003. The 1969 amendment expanded the coverage of the statute from directors only to directors and officers. (The 1969 amendment thus made the statute applicable to officers such as Mark Shoen.) The Senate Judiciary Committee said the following about this amendment: “AB 112 — Clarifies restrictions upon corporate transactions involving interested directors or officers. Mr. McDonald explained this merely liberalized the law in allowing the officers and directors to operate more freely.” Nev. S. Judiciary Minutes, 55th Sess., at 3 (1969) (emphasis added)),

[5]	Nor did plaintiffs even make the assertion, before the vote, that the proposal was untimely. (See Settles Aff. Exs. D-G.) That determination was for the Board to make, relying on the Special Committee. It has nothing to do with the finality of the stockholder vote under NRS 78.140. In any event, if he believed the Proxy Statement to be deficient, Paul Shoen could have sought to enjoin the vote, a remedy he has sought in the past. Having failed to do so, he should not be heard to complain now.

[6]	These complaints were, in any event, anticipated and disposed of in AMERCO’s opening brief. (See Mem. at 12-14.)
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accuracy, the Special Committee discharged its obligations.7 In sum, the Proxy Statement provides no basis for overturning the stockholder vote.
II.	THE BUSINESS JUDGMENT PRESUMPTION OF VALIDITY DISPOSES OF THIS CASE.
A.	The Presumption of the Business Judgment Rule Applies To Self-Dealing Transactions That Have Been Ratified.
     Plaintiffs also contend that the Legislature did not really intend to give stockholders the power to authorize or ratify interested transactions. Relying on cases interpreting the effect of Delaware’s Section 144, plaintiffs assert that compliance with NRS 78.140 simply shifts the burden of an entire fairness inquiry. (Opp. at 11-12 citing HMG/Courtland Props, v. Gray, 749 A.2d 94 (Del. Ch. 1999) and Fliegler v. Lawrence, 361 A.2d 218 (Del. 1976).)
     Plaintiffs ignore a fundamental difference between Nevada and Delaware law: Nevada has a statutory presumption that the actions of officers and directors are “in good faith, on an informed basis and with a view to the interests of the corporation.” NRS 78.138(3). Delaware has no such statute.
     Seeking to overcome this presumption and impose an entire fairness analysis, plaintiffs rely solely on allegations of self-dealing by defendants. But in NRS 78.140, the Legislature implicitly recognized that there may be advantages to corporations from transactions in which officers and directors have a financial interest, and allowed stockholders to remove the issue of self-dealing by majority approval by stockholders informed of the fact of the directors’ and officers’ interests. The vote of the AMERCO stockholders complied with the statute. The SAC transactions are therefore no longer void or voidable based on director or officer financial interest.
     Stripped of self-dealing as a basis for unwinding the transactions, then, plaintiffs are left with allegations that the Company should have received more favorable business terms. Such

[7]	Thus, plaintiffs’ cases concerning “partial” or “incomplete” disclosure are inapposite. (See Opp. at 7-8 citing Leavitt v. Leisure Sports, Inc., 103 Nev. 81, 734 P.2d 122 (1987); W. Indus., Inc. v. Gen. Ins. Co., 91 Nev. 222, 533 P.2d 473 (1975); Arnold v. Soc. for Sav. Bancorp, Inc., 650 A.2d 1270 (Del. 1994), Zirn v. VLI Corp., 681 A.2d 1050 (Del. 1996); Cohen v. Mirage Resorts, Inc., 119 Nev. 1, 62 P.3d 720 (2003); In re Gen. Motors Class H S’holders Litig., 734 A.2d 611 (Del. Ch. 1999).) The dicta on which plaintiffs rely in the Idaho opinion, Weatherhead v. Griffin, 851 P.2d 993 (Idaho Ct. App. 1992), is neither binding nor persuasive.
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allegations are not sufficient to impose an “entire fairness test” under Nevada law. Indeed, were the law otherwise, NRS 78.138(3) and its presumption of good faith would be rendered meaningless.8
B.	Plaintiffs Fail to Plead Facts Overcoming the Business Judgment Rule.
     As noted in AMERCO’s opening brief, to overcome the statutory presumptions of Nevada’s business judgment rule and avoid dismissal, plaintiffs must allege well-pleaded facts demonstrating that the transactions are so far beyond “the bounds of reasonable judgment” that bad faith is the only explanation. Parnes v. Bally Entm ‘t Corp., 722 A.2d 1243, 1246 (Del. 1999).9 It is flatly insufficient to rely on the facts plaintiffs now present. For example, the fact that the $601 million in aggregate sale prices was $15 million (2%) below the aggregate of appraisal amounts — and 82% higher than aggregate book values — was known to AMERCO’s stockholders when they voted. In the context of transactions that also contained revenue and gain-sharing provisions, these amounts reflect business judgments that are presumed to be in good faith, given the stockholder vote.
     For the reasons set forth in AMERCO’s opening memorandum, plaintiffs’ allegations do not satisfy plaintiffs’ burden, and the Court should dismiss the Complaint with prejudice.10 (See Mem. at 10-12.)

[8]	Plaintiffs ignore that NRS 78.140 provides that fairness is an alternative defense to nullification, not a prerequisite. Specifically, the statute provides that a transaction may be ratified by a vote of the board of directors, a stockholder vote, or a showing that the “transaction is fair as to the corporation at the time it is authorized or approved.” NRS 78.140(2)(d) (emphasis added). Had the Legislature intended to make a showing of fairness mandatory for ratification, it could have easily done so.

[9]	Plaintiffs complain that this motion is premature because the pleadings have not yet closed. (Opp. at 6 n.3.) Judicial economy could not possibly be served by deferring this motion. Indeed, the Court may treat this as a motion to dismiss or, as set out in AMERCO’s moving papers, a motion for summary judgment. See Nev. R. Civ. P. 12(b)(5), 56(c).

[10]	Plaintiffs insist that ratification does not cure the allegedly ultra vires nature of the transactions, which plaintiffs say violated Article 11 of AMERCO’s Articles of Incorporation. Plaintiffs claim that because the transactions “resulted in a ‘combination,’” defendants’ votes could not be counted. (Opp. at 15 n.8 citing NRS 78.493(3).) Plaintiffs’ theory fails on several independent grounds. First, Article 11 does not disqualify certain stockholders from voting. Second, NRS 78.140(2)(b), which is the basis of AMERCO’s motion, explicitly allows them to vote and their votes to be counted. And finally, even applying the standards plaintiffs propose, plaintiffs fail to allege facts showing that any single sale, loan, or management agreement
[Footnote continues on following page.]
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III.	PLAINTIFFS’ PROPOSED DISCOVERY IS UNNECESSARY AND SHOULD BE REJECTED.
     Because the facts underlying AMERCO’s motion are essentially undisputed, plaintiffs’ proposed discovery should be rejected. Allowing this suit to proceed, even to limited discovery, gives plaintiff Paul Shoen precisely what he seeks — harassment of AMERCO’s officers and directors. Plaintiffs’ request goes to the merits of the litigation rather than discovery aimed at addressing this motion.
     For example, plaintiffs would depose defendants and seek documents concerning the challenged transactions. Similarly, although it is beyond dispute that “the fact” of insiders’ financial interests, and more, was disclosed in the Proxy Statement, plaintiffs would propound 25 special interrogatories inquiring into “all material facts” relating to those interests — which is the Delaware standard that the Nevada Legislature declined to enact. (Opp. at 15-16.) It would be immaterial, and therefore wasteful of AMERCO’s resources, to do more than confirm that stockholders holding a majority of AMERCO’s shares voted in favor of the stockholder proposal.
CONCLUSION
     The AMERCO stockholders have spoken. This case is no longer — and never was — a proper vehicle for Paul Shoen and his supporters to attempt to continue the saga of major litigation by brother against brothers. AMERCO’s stockholders have made it clear that Paul Shoen and the other plaintiffs are opposing the interests of the corporation that they purport to represent. The time for finality has come. No more of AMERCO’s money should be spent on
[Footnote continued from previous page.]
transacted over a 14-year period was a “combination” for purposes of Article 11, much less met the value requirements of Nevada law. (See Am. Compl. ¶ 136 citing NRS 78.416.)
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this litigation. Dismissal of this case would be precisely the result that the Legislature intended to achieve in enacting NRS 78.138(3) and NRS 78.140.

Dated: November 20, 2007	LAXALT & NOMURA, LTD. DANIEL HAYWARD
	By:	Daniel Hayward
Daniel Hayward
Attorneys for Nominal Defendant AMERCO

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CERTIFICATE OF SERVICE
     Pursuant to NRCP5(b), I certify that I am an employee of LAXALT & NOMURA, LTD., and that on November 20, 2007, I caused a true and correct copy of the foregoing to be served by mail to the following:

Martha J. Ashcraft James Berchtold LEWIS AND ROCA LLP 3993 Howard Hughes Parkway, Suite 600 Las Vegas, NV 89109 Telephone: (702) 949-8200 Facsimile: (702) 949-8352	Attorneys for Plaintiff Paul Shoen

Mark W. Rappel Brian T. Glennon LATHAM & WATKINS LLP 633 W. Fifth Street, Suite 4000 Los Angeles, CA 90071 Telephone: (213) 485-1234 Facsimile: (213) 891-8763	Attorneys for Plaintiff Paul Shoen

Brian J. Robbins Kelly M. McIntyre ROBBINS UMEDA & FINK LLP 610 West Ash Street, Suite 1800 San Diego, CA 92101 Telephone: (619) 525-3990 Facsimile: (619) 525-3991	Attorneys for Plaintiff Ron Belec

David C. McElhinney David W. Wasick BECKLEY SINGLETON 50 West Liberty Street, Suite 410 Reno, Nevada 89501 Telephone: (775) 823-2900 Facsimile: (775) 823-2929	Attorneys for Plaintiff Ron Belec

Ike Lawrence Epstein Daniel Polsenberg BECKLEY SINGLETON 530 Las Vegas Blvd., South Las Vegas, Nevada 89101 Telephone: (702) 385-3373 Facsimile: (702) 385-9447	Attorneys for Plaintiff Ron Belec
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William S. Lerach Travis E. Downs, III Amber L. Eck LERACH COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP 655 W. Broadway, Suite 1900 San Diego, CA 92101	Attorneys for Ron Belec

Bruce G. Murphy LAW OFFICES OF BRUCE G. MURPHY 265 Llwyds Lane Vero Beach, FL 32963	Attorneys for Plaintiff Ron Belec

Joseph J. Tabacco, Jr.
Christopher Heffelfinger
BERMAN, DEVALERIO, PEASE,
TABACCO, BURT & PUCILLO
425 California Street, Suite 2025
San Francisco, CA 94104
Telephone: (415) 433-3200
Facsimile: (415) 433-6382
Attorneys for Plaintiff Glenbrook Capital Limited Partnership

Harold B. Obstfeld HAROLD B. OBSTFELD P.C. 260 Madison Avenue, 18th Flr. New York, NY 10016 Telephone: (212) 696-1212 Facsimile: (212) 696-1398	Attorneys for Plaintiff Alan Kahn

David Wasick BECKLEY SINGLETON CHTD. 1875 Plumas Street, Suite 1 Reno, NV 89509-3387 Telephone: (775) 823-2900 Facsimile: (775) 823-2929	Attorneys for Plaintiffs Glenbrook Capital Limited Partnership and Alan Kahn

Charles E. Elder Daniel P. Lefler David Siegel IRELL & MANELLA LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, CA 90067-4276	Attorneys for Defendants Charles Bayer, Aubrey Johnson, M. Frank Lyons, John P. Brogan, James R. Rogan, and John M. Dodds

Calvin Dunlap LAW OFFICES OF CALVIN R. DUNLAP 691 Sierra Rose, Ste. A P.O. Box 3689 Reno, NV 89505	Attorneys for SAC Defendants and Mark Shoen
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Rew R. Goodenow PARSONS, BEHLE & LATIMER 50 W. Liberty Street, Suite 750 Reno, Nevada 89501	Attorneys for John M. Dodds, Richard Herrera, Aubrey Johnson Charles J. Bayer, John P. Brogan, and James J. Grogan

PAT LUNDVAL McDONALD CARANO WILSON LLP 100 West Liberty Street, 10th Floor P.O. Box 2670 Reno, Nevada 89505-2670	Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William E. Carty

Walter J. Robinson Theodore Keith Bell PILLSBURY WINTHROP SHAW PITTMAN LLP 2475 Hanover Street Palo Alto, CA 94304	Attorneys for Defendants Edward J. Shoen, James P. Shoen, and William E. Carty

Mark A. Nadeau Brian A. Cabianca SQUIRE SANDERS & DEMPSEY LLP Two Renaissance Square 40 North Central Avenue, Suite 2700 Phoenix, AZ 85004-4498	Attorneys for Mark Shoen and SAC Defendants

Peter D. Fishbein LAW OFFICES OF PETER D. FISCHBEIN 777 Terrace Avenue, 5th Floor Hasbrouck Heights, NJ 07604	Attorneys for M.S. Management Company, Inc.

James Ryan Deanna Peck QUARLES & BRADY, STREICH & LANG Two North Central Avenue Phoenix, AZ 85004-2391	Attorneys for Defendants Edward Shoen, James P. Shoen and William Carty

/s/ Illegible
An Employee of Laxalt & Nomura, Ltd.

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SECOND JUDICIAL DISTRICT COURT
COUNTY OF WASHOE, STATE OF NEVADA
AFFIRMATION
Pursuant to NRS 239B.030
     The undersigned does hereby affirm that the preceding document filed in case number CV02-05602.
☑	Document does not contain the social security number of any person
-OR-
☐	Document contains the social security number of a person as required by:
☐	A specific state or federal law, to wit:
                                        (State specific state or federal law)
-OR-
☐	For the administration of a public program
-OR-
☐	For an application for a federal or state grant
DATED this 20 day of November, 2007.

LAXALT & NOMURA, LTD.
/s/ Daniel. T. Hayward
DANIEL T. HAYWARD 9600 Gateway Drive
Reno, Nevada 89521 Telephone: (775) 322-1170 Facsimile: (775) 322-1865 Attorneys for Nominal Defendant AMERCO

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E12

EXHIBIT F
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EXHIBIT F

Code 3370	FILED DEC 17 2007
HOWARD W CONYERS CLERK By: /s/ Illegible

DEPUTY CLERK
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA
IN AND FOR THE COUNTY OF WASHOE

In re
Case No. CV02-05602
AMERCO DERIVATIVE LITIGATION,
Dept. No. 6
/
AND ALL RELATED MATTERS.
/
ORDER
     Amerco filed a motion for judgment on the pleadings or, in the alternative, motion for summary judgment. Plaintiffs filed an opposition, or in the alternative, a request to conduct discovery pursuant to NRCP 56(f).
     Plaintiffs allege that Joe Shoen, Mark Shoen and James Shoen, along with other officers and controlling shareholders of Amerco, engaged in self-dealing transactions to transfer Amerco’s self-storage business to entities owned and controlled by Mark and James Shoen. Subsequently, Amerco obtained a proxy statement approving a stockholder proposal to ratify the disputed transactions and filed the instant motion for summary judgment.
     “Summary judgment is appropriate under NRCP 56 when the pleadings, depositions, answers to interrogatories, admissions, and affidavits, if any, that are properly before the court demonstrate that no genuine issue of material fact exists, and the moving party is entitled to judgment as a matter of law.” Wood v. Safeway, Inc., 121 P.3d 1026, 1031 (Nev. 2005).

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     “A factual dispute is genuine when the evidence is such that a rational trier of fact could return a verdict for the nonmoving party.” Id.
     Amerco argues that, due to the ratification, the business judgment rule applies to the disputed transaction and Plaintiffs have failed to allege sufficient facts to overcome the business judgment rule.
     Plaintiffs contend the proxy is invalid because it fails to disclose all material facts.1 Plaintiffs further assert that even if the proxy is valid, Defendants still must demonstrate the underlying fairness of the disputed transaction. Finally, Plaintiffs dispute the fairness and disinterested nature of the circumstances surrounding the shareholder proposal and proxy.
     Amerco argues the proxy complied with the requirements of NRS 78.140 and therefore Plaintiffs cannot challenge the disputed transactions.
     NRS 78.140 provides:
          1. A contract or other transaction is not void or voidable solely because:
(a) The contract or transaction is between a corporation and:
(1) One or more of its directors or officers; or
(2) Another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested;
...
if one of the circumstances specified in subsection 2 exists.
2. The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection 1 are:
...
(b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in

[1]	Plaintiffs contend the proxy should have informed the shareholders: (1) that the proposal was an attempt to dispose of this litigation and preclude the company from recovering funds from the SAC entities; (2) of potential the benefits of the litigation to the company; (3) why Plaintiffs believe the transactions were unfair; (4) of the specific terms of the disputed transactions; (5) that the transactions were not reviewed for fairness by an independent party; (6) how the terms of the disputed transactions were settled; and (7) that the SAC entities use the company’s employees and resources without compensating the company.

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good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
     The Court finds genuine issues of material fact remain in dispute regarding the sufficiency of the disclosure to the shareholders of the common directorship, office or financial interest. Plaintiffs’ allegations of irregularities in the shareholder proposal and proxy process create issues of fact which, at this time, preclude entry of summary judgment.
     Accordingly, Amerco’s motion for judgment on the pleadings or summary judgment is denied.
     DATED: This 14th day of December, 2007.

/s/ Brent Glenn
DISTRICT JUDGE

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CERTIFICATE OF SERVICE BY MAILING
Pursuant to NRCP 5(b), I hereby certify that I am an employee of the Second Judicial District Court, in and for the County of Washoe; and that on this 17th day of December, 2007, I deposited in the County mailing system for postage and mailing with the United States Postal Service in Reno, Nevada, a true and correct copy of the attached document addressed as follows:
Rew R. Goodenow, Esq. 333 Holcomb Avenue, Ste. 300 P.O. Box 2790 Reno, Nevada 89505
Daniel Hayward, Esq. Laxalt & Nomura, Ltd. 9600 Gateway Drive Reno, Nevada 89521
Thomas R. C. Wilson, Esq. Pat Lundvall, Esq. McDonald, Carano, Wilson LLP 100 West Liberty Street, 10th Floor P.O. Box 2670 Reno, NV 89505-2670
Calvin R. X. Dunlap, Esq. P.O. Box 3689 Reno NV 89505
Mark A. Nadeau, Esq. Squire Sanders & Dempsey LLP Two Renaissance Square 40 North Central Avenue Suite 2700 Phoenix, AZ 85004-4498
James A. Ryan, Esq. Quarles & Brady, Streich, Lang LLP Two North Central Avenue Phoenix, AZ 85004-2391
Martha J. Ashcroft, Esq. James E. Berchtold, Esq. Lewis & Rocha 3993 H. Hughes Parkway, #600 Las Vegas, NV 89109
Brian Robbins, Esq. Robbins Umeda & Fink 610 W. Ash Street, #1800 San Diego, CA 92101

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Christopher T. Heffelfinger, Esq. Berman Devalerio Pease Tabacco Burt & Pucillo 425 California St., #2025 San Francisco, CA 94104
Charles Edward Elder, Esq. Daniel Patrick Lefler, Esq. David Siegel, Esq. 1800 Avenue of the Stars Suite 900 Los Angeles, CA 90067-4276
Theodore Keith Bell, Esq. Walter J. Robinson, Esq. Pillsbury Winthrop Shaw Pittman LLP 2475 Hanover Street Palo Alto, CA 94304-1114
Brian T. Glennon, Esq. Marc W. Rappel, Esq. 633 W. Fifth St., Ste. 4000 Los Angeles, CA 90071
Harold B. Obstfeld, Esq. 260 Madison Avenue, 18th Floor New York, NY 10017
Bruce G. Murphy, Esq. 265 Llwyds Lane Vero Beach, FL 32963-3252
Peter D. Fischbein, Esq. Heights Plaza – 5th Floor 777 Terrace Avenue Hasbrouck Heights, NJ 07604
William S. Lerach, Esq. 655 West Broadway, Ste. 1900 San Diego, CA 92101
David C. McElhinney, Esq. Beckley, Singleton 50 W. Liberty St., Suite 410 Reno NV 89509
Daniel F. Polsenberg, Esq. Beckley, Singleton, Jemison Cobeaga & List, Chartered 530 S. Las Vegas Blvd. Las Vegas NV 89101

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David Wasick, Esq. Beckley, Singleton Chtd. 1875 Plumas St,. Ste. 1 Reno, NV 80509-3387
/s/ Heidi Boe Heidi Boe Administrative Assistant

EXHIBIT G
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EXHIBIT G
Code 3370 FILED APR 07 2008 HOWARD W. CONYERS. CLERK By /s/ HOWARD W. CONYERS deputy clerk
IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA IN AND FOR THE COUNTY OF WASHOE
In re Case No. CV02-05602 Dept. No. 6
AMERCO DERIVATIVE LITIGATION,
/
AND ALL RELATED MATTERS.
/
ORDER
On November 8, 2006, Plaintiffs filed an amended consolidated derivative complaint, alleging Defendants’ improperly transferred certain self-storage properties (hereafter “the Property”), from Amerco to the SAC entities, for less than fair value.
Defendants, Mark Shoen and the SAC entities filed a motion to dismiss. Defendants, Charles J. Bayer, John P. Brogan, John M. Dodds, James J. Grogan, Richard Herrera and Aubrey Johnson (collectively “the Outside Directors”) filed a motion to dismiss. Defendants, William Carty, Edward Shoen and James Shoen also filed a motion to dismiss. Plaintiffs filed oppositions.
Claims Against Amerco
With respect to Plaintiffs’ derivative claims against the officers and/or directors of Amerco, the Court finds the settlement stipulation, reached in the Goldwasser litigation, precludes Plaintiffs from bringing this action.
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

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The claims in the Goldwasser litigation were derivatively asserted by Plaintiffs, on behalf of Amerco. Thus, when the release was executed, the claims were released on behalf of Amerco. Plaintiffs, therefore, cannot relitigate said claims on behalf of Amerco.
The Court finds the Goldwasser settlement released the claims which are the subject of this action. Under the settlement, which was the result of contested litigation, Amerco expressly agreed to release all claims “arising out of, relating to or in connection with” “the matters discussed in exhibit 2 [to the stipulation].” Exhibit 2 discusses: (1) Mark Shoen’s interest and involvement in the SAC entities; (2) the sale of the Property by Amerco to the SAC entities; (3) the valuation of the Property; (4) the sales price of the Property; and (5) the terms of the transactions.
Plaintiffs, however, argue this action may proceed because the settlement expressly excluded “any claim either individual or derivative of any Amerco shareholder other than the Plaintiffs herein.” The Court finds this argument is without merit. The language “any claim,” must, necessarily, be read to mean “any other claim.” To hold otherwise would render the release meaningless, because it would prohibit only a small portion of the shareholders (the Plaintiffs of the Goldwasser litigation) from again raising said claims, while, at the same time, permitting each individual remaining shareholder to bring a new derivative action seeking to relitigate identical claims. Such an arrangement would be nonsensical and provide no benefit to Amerco as a settling party.
The claims asserted derivatively on behalf of Amerco are the claims released by-Amerco in the Goldwasser action. Claims which Amerco released cannot be brought again on behalf of Amerco.
Claims Against the SAC Entities
With respect to Plaintiffs’ claims against the SAC entities, the Court finds Plaintiffs lack standing.
Plaintiffs’ claims are derivative claims brought on behalf of Amerco. Amerco, however, participated in the challenged transactions and, therefore, cannot bring a claim
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

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against the SAC entities, based on the transactions. See in re Mediators, Inc., 105 F.3d 822 (2nd Cir, 1997)(“the Committee, suing on behalf of the [corporation], could not bring claims against third parties for facilitating a fraudulent transfer of assets, where the [corporation] also participated in the misconduct” and “[the corporation] has no standing to assert aiding-and-abetting claims against third parties for cooperating in the very misconduct that it had initiated”).
Order
Accordingly, Defendants motions to dismiss are granted. DATED: This 7th day of April, 2008.
/s/ Brent Glenn DISTRICT JUDGE
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

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CERTIFICATE OF SERVICE BY MAILING
Pursuant to NRCP 5(b), I hereby certify that I am an employee of the Second Judicial District Court, In and for the County of Washoe; and that on this 7th day of April, 2008, I deposited in the County mailing system for postage and malling with the United States Postal Service in Reno, Nevada, a true and correct copy of the attached document addressed as follows:
Rew R. Goodenow, Esq. 333 Holcomb Avenue, Ste. 300 P.O. Box 2790 Reno, Nevada 89505
Daniel Hayward, Esq. Laxalt & Nomura, Ltd. 9600 Gateway Drive Reno, Nevada 89521
Thomas R. C. Wilson, Esq. Matthew Addison, Esq. McDonald, Carano, Wilson LLP 100 West Liberty Street, 10th Floor P.O. Box 2670 Reno, NV 89505-2670
Calvin R. X. Dunlap, Esq. P.O. Box 3689 Reno NV 89505 Brian A. Cablanca, Esq. Squire Sanders & Dempsey LLP Two Renaissance Square 40 North Central Avenue Suite 2700, Phoenix, AZ 85004-4498
James A. Ryan, Esq. Quarles & Brady, Streich, Lang LLP Two North Central Avenue Phoenix, AZ-85004-2391
Martha J. Ashcroft, Esq. James E. Berchtold, Esq. Lewis & Rocha 3993 H. Hughes Parkway, #600 Las Vegas, NV 89109
Brian Robbins, Esq. Robbins Umeda & Fink 610 W. Ash Street, #1800 San Diego, CA 92101
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

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Joseph J. Tabacco, Jr., Esq. Christopher T. Heffelfinger, Esq. Berman Devalerio Pease Tabacco Burt & Pucillo 425 California St, #2025 San Francisco, CA 94104
Charles Edward Elder, Esq. Daniel Patrick Letter, Esq. David Siegel, Esq. 1800 Avenue of the Stars Suite 900 Los Angeles, CA 90067-4276
Theodore Keith Bell, Esq. Walter J. Robinson. Esq. Pillsbury Winthrop Shaw Pittman LLP 2475 Hanover Street Palo Alto, CA 94304-1114
Brian T. Glennon, Esq. Marc W. Rappel, Esq. 633 W. Fifth St., Ste. 4000 Los Angeles CA 90071
Harold B. Obstfeld, Esq. 100 Park Avenue., 20th Floor New York, NY 10017-5510
Bruce G. Murphy, Esq. 265 Llwyds Lane Vero Beach FL 32963-3252
Peter D. Fischbein. Esq., Heights Plaza — 5th Floor 777 Terrace’ Avenue Hasbrouck Heights, NJ 07604
William S. Lerach, Esq. 655 West Broadway, Ste. 1900 San Diego, CA 92101
David C. McElhinney, Esq. Beckley, Singleton 50 W. Liberty St, Suite 410 Reno NV 89509
Daniel F. Polsenberg, Esq. Beckley, Singleton, Jemison Cobeaga & List, Chartered 530 Las Vegas Blvd. South Las Vegas NV 89101
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28
David Wasick, Esq. Beckley, Singleton Chtd. 1875 Plumas St,. Ste. 1 Reno, NV 80509-3387
Jack W. Londen, Esq. Morrison & Foerster, LLP 425 Market Street San Francisco, CA 94105-2482
Mark R. McDonald, Esq. Morrison & Foerster, LLP 555 West Fifth Street, Ste; 3500 Los Angeles, CA 90013-1024
/s/ Heldi Boa Heldi Boa Administrative Assistant
Copy of original document on file with the Clerk of Court — Second Judicial District Court, County of Washoe, State of Nevada

EXHIBIT H
Exhibit H to Special Meeting Proxy Statement
Background of the 2007 Ratification of the SAC Transactions
          The following Stockholder Proposal was included in the Company’s 2007 Proxy Statement and was voted upon at the Company’s 2007 Annual Meeting.
“Motion:
That the shareholders vote to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.
Reason for Making the Proposal:
Pending litigation and to protect potential diminishment of shareholder equity.
Relevant Notices:
1) We do not have any material interest in the subject matter of the proposal.
2) We are not members of any partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning or voting shares of AMERCO stock.
3) The above shareholders have continuously held at least $2,000.00 in market value of AMERCO shares and we intend to hold the stock through the date of the annual meeting.
Attachments: All relevant schedules and timelines associated with this motion.”
          The Stockholder Proposal was received by the Company on June 1, 2007, from the stockholders identified below. These individuals are (or were at the time of the delivery of the Stockholder Proposal) employees of U-Haul.

Aaron Schafer	Dee McDowell	Lara Wesson	Richard Baranski
Alan L. Weinstein	Dennis O’Connor	Laura Martins	Richard Zabriskie
Amy Henning	Don Cichon	Linda Molina	Rodney McDowell
Artie Tonan	Donald Cerimeli	Lindsay Pobieglo	Russ E. Johnson
Bernice Owens	Francis Nebo	Loretta Wojtak	Salea Kinealy
Bob Wesson	Greg Foster	Marie Barrows	Samuel Celaya
Brian O’Loughlin	James Cain	Marlene Patton	Scott Lee
Bruce Royer	Jean Covington	Mary Rivera	Scott Willson
Burton Duy	Jeannie Neff	Matt Braccia	Sean Kelly
Butch H. Greer	Jeff Jenkins	Michael G. Colman	Shirley Brown
Carlos Vizcarra	Joanne Fried	Michael Kinealy	Silvia Hernandez
Carol Young	JoAnne Sasser	Michael Saur	Steve Dudley
Carolyn Hyduke	Joe Hemauer	Mike Wiram	Steven Berman
Cilia Mallatte	John Homer	Mitzi Pack	Thomas Casey
Cindy Lycans	John J. Sampson	Monica Calvillo	Thomas Dilgard
Crystal Clark	John McCauley	Nobie Sanders	Thomas Prefling
Dale Harpster	John Mikel	Olga Sanchez	Tom Coffee
Danielle D. Lloyd	John Ungerer	Pamela Young	Tom Kardys
David Coyle	Joseph Cook	Pat Fidazzo	Tom L. Stallings
David Rose	Joy Hodge	Randy Engen	Vicki McAuliffe
Dean Cerimeli	Kelie Budd-Hale	Renee Colman
Debi Slater	Kenneth Parker	Renee Royer

Previous Disclosure Regarding the SAC Transactions
          The following disclosure was given in the 2007 Proxy Statement relating to the Stockholder Proposal:
          Background
          SAC consists of SAC Holding Corporation (“SAC I”), and its affiliates, SAC Holding II Corporation (“SAC II”), Four SAC Self-Storage Corporation (“4 SAC”), Five SAC Self-Storage Corporation (“5 SAC”), Mercury Partners, LP. (“Mercury”), and each of their respective subsidiaries or affiliates, including Private Mini Storage Realty, L.P., and its subsidiaries (“Private Mini”) and Galaxy Investors, L.P. (“Galaxy,” and collectively with SAC I, SAC II, 4 SAC, 5 SAC, Mercury, Private Mini and each of their respective subsidiaries, “SAC”). SAC was established to own self-storage properties and to act as an independent U-Haul dealer for the rental of U-Haul equipment. SAC is owned by Blackwater Investments, Inc., which in turn is owned by Mark V. Shoen, a controlling stockholder and an executive officer of the Company. James P. Shoen, a controlling stockholder and an executive officer and director of the Company, has an equity interest in Mercury. Mark V. Shoen is a director and officer of SAC.
          SAC was established to help implement the Company’s strategic business plan of expanding the self-storage portfolio operated under the U-Haul name and expanding the number of U-Haul dealer outlets for the rental of U-Haul equipment. Many of the Company’s credit facilities that existed prior to 2004 contained restrictive covenants that prohibited the Company from mortgaging its assets. As a result, prior to 2004, the Company could not obtain any significant amount of mortgage financing as a means to implement its strategic business plan. SAC, however, was not subject to such lender restrictions. Accordingly, the Company utilized the flexibility inherent in SAC as a means for achieving certain goals and objectives. Over the course of several years, contractual relationships were established between subsidiaries of the Company and SAC. The following summarizes certain of the basic contracts:
1.	Properties owned by subsidiaries of the Company were sold to SAC, generally in geographically diverse “groupings” of stabilized properties. Upon the sale of a property to SAC, such property ceased being an asset of the Company; similarly, the liabilities secured by the SAC-owned properties (the “SAC Properties”) are not liabilities of the Company. In total, the appraised values of the properties sold by the Company to SAC were approximately $615.9 million and selling prices were approximately $600.7 million.

2.	Property management agreements were entered between Company subsidiary U-Haul International, Inc., or subsidiaries thereof (“U-Haul”) and SAC, pursuant to which U-Haul subsidiaries were hired to act as property managers for the SAC Properties. These agreements ensure that the SAC Properties are operated and maintained in accordance with U-Haul standards, and provide subsidiaries of the Company with management fee revenue. Management fees for fiscal years 2007, 2006 and 2005 were $23.5 million, $22.5 million and $14.4 million, respectively.

3.	U-Haul independent dealer agreements were entered between subsidiaries of the Company and SAC, pursuant to which the SAC Properties act as U-Haul independent dealers for the rental of U-Haul equipment. These agreements have resulted in an expansion of the U-Haul dealer network.

4.	Subsidiaries of the Company loaned money to SAC to finance SAC’s purchase of the SAC Properties, evidenced by promissory notes (the “SAC Notes”). Such SAC Notes have generally accrued interest at a rate of 8% to 9% per annum and require minimum monthly cash interest payments.
     Over the years, SAC has obtained loans from various third party lenders, which loans are secured by first mortgages on the majority of the SAC Properties. Such mortgage loans have facilitated SAC’s purchase of the SAC Properties, which in turn has enabled the Company to implement its business plan.

Proceeds from such mortgage loans (net of transaction expenses and customary mortgage loan hold-backs and reserves) have been remitted by SAC to Company subsidiaries to pay for the purchase of the SAC Properties and/or to pay down the SAC Notes.
     Exclusive of the properties in the Carey Portfolio, the Private Mini Portfolio and the Securespace Portfolio, each as hereinafter defined, subsidiaries of the Company sold 230 properties to SAC. Table 1 below sets forth the appraised values, book values and sales prices of such 230 properties.
     Table 1

Name of SAC Entity	Appraised Values	Book Values	Sales Prices

24-25-26-27	$134,940,000	$65,260,000	$140,406,000

20-21-22-23	91,940,000	45,842,000	93,679,000

18	44,805,000	29,743,000	43,782,000

12-13-14	119,185,000	38,479,000	110,741,000

6	91,270,000	40,421,000	99,686,000

4-5	66,595,000	55,940,000	57,422,000
1-2	67,200,000	54,425,000	54,955,000

Total	$615,935,000	$330,110,000	$600,671,000
     The SAC Properties are located throughout the United States and Canada and consist of the 230 properties referenced above, the self-storage portion of the 78 properties in the Carey Portfolio, the 60 properties in the Private Mini Portfolio, the 16 properties in the Securespace Portfolio, and 112 other properties purchased by SAC from non-AMERCO entities. Substantially all of the SAC Properties are developed and operate as U-Haul moving centers and self-storage facilities (“U-Haul Centers”).
          SAC Holding Participation and Subordination Agreement in Connection with AMERCO Restructuring
          On March 15, 2004, in connection with the Company’s court approved Chapter 11 bankruptcy restructuring and the implementation of the Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company (collectively, the “Restructuring”), SAC Holdings issued $200 million of 8.5% senior notes due 2014 (the “SAC Holdings Senior Notes”) pursuant to an Indenture (“Indenture”) dated March 14, 2004, with Law Debenture Trust Company of New York as Trustee (the “Trustee”), to the Company’s unsecured creditors. In connection with the Indenture, the Company, SAC Holdings, U-Haul and the Trustee entered a Participation and Subordination Agreement (the “PSA”), pursuant to which, among other things, (i) the proceeds from SAC’s indenture notes were used to repay $200 million in principal amount of SAC Notes held by U-Haul and Company subsidiary Amerco Real Estate Company (“AREC”); (ii) one SAC Note was restated in the form of a Fixed Rate Note; and (iii) the principal amount of three SAC Notes remained unchanged, but such notes were restated in the form of the Amended and Restated SAC Notes and were expressly made subordinate to the SAC Holdings Senior Notes. See Exhibits F, G, H, I and J

attached to the 2007 Proxy Statement for copies of the PSA, the Amended and Restated SAC Notes and the Fixed Rate Note, respectively. In August 2004, SAC Holdings redeemed approximately $43.2 million of the SAC Holdings Senior Notes. In June 2007, SAC Holdings completed a full redemption of the SAC Holdings Senior Notes.
          Pursuant to the PSA, the Company reimbursed or paid on behalf of SAC Holdings the reasonable attorneys’ fees incurred by SAC Holdings in connection with the preparation, negotiation and implementation of the PSA and the issuance of the SAC Holdings Senior Notes, in an amount not exceeding $500,000. In addition, the Company has reimbursed, or paid on behalf of SAC Holding, SAC Holdings’ reasonable, direct out of pocket expenses (including reasonable attorneys’ and accountants fees and trustee’s fees) incurred by SAC Holdings in connection with its reporting or other compliance obligations under the Indenture and the PSA, in an amount not exceeding $1 million for any twelve-month period.
          Pursuant to the PSA, AMERCO executed an Agreement to Indemnify (the “Indemnity”) in favor of SAC Holdings and certain of its affiliates as specified therein (the “Indemnified Persons”). Under the Indemnity, AMERCO has agreed to indemnify, defend and hold harmless the Indemnified Persons from and against, among other things, liability under the PSA. See Exhibit K attached to the 2007 Proxy Statement for a copy of the Indemnity. All of the transactions and agreements in connection with the Indenture, the PSA, the Fixed Rate Note, the Amended and Restated SAC Notes and the Indemnity were expressly approved by the Bankruptcy court presiding over the Restructuring.
          Sale of properties to Twenty-Four SAC, Twenty-Five SAC, Twenty-Six SAC, and Twenty-Seven SAC
          In March 2002, subsidiaries of the Company sold 59 stabilized properties improved with self-storage facilities (the “24-27 SAC Properties”) to SAC Holdings’ subsidiaries, Twenty-Four SAC Self-Storage Limited Partnership, Twenty-Five SAC Self-Storage Limited Partnership, Twenty-Six SAC Self-Storage Limited Partnership and Twenty-Seven SAC Self-Storage Limited Partnership (collectively, “24-27 SAC”) for an aggregate sale price of approximately $140,406,000. 24-27 SAC closed on a mortgage loan secured by the 24-27 SAC Properties simultaneously or immediately after the closing of the sale of the properties to 24-27 SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “24-27 SAC Junior Note”) financed 24-27 SAC’s purchase of such properties. Independent appraisals commissioned by the mortgage lender to 24-27 SAC were done on the 24-27 SAC Properties within approximately two months prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $134,940,000.
          Upon the sale of the 24-27 SAC Properties to 24-27 SAC, the 24-27 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 24-27 SAC Properties, U-Haul has acted as the property manager at such locations.
          Upon the sale of the 24-27 SAC Properties to 24-27 SAC, 24-27 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 24-27 SAC Properties, 24-27 SAC has been a U-Haul dealer at such properties.
          In March 2004, the 24-27 SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.
          Sale of properties to Twenty SAC, Twenty-One SAC, Twenty-Two SAC and Twenty-Three SAC
          In December 2001 and January 2002, subsidiaries of the Company sold 37 stabilized properties improved with self-storage facilities (the “20-23 SAC Properties”) to SAC Holdings’ subsidiaries, Twenty SAC Self-Storage Corporation, Twenty-One SAC Self-Storage Corporation, Twenty-Two SAC Self-Storage Corporation and Twenty-Three SAC Self-Storage Corporation (collectively, “20-23 SAC”) for an aggregate sale price of approximately $93,679,000. 20-23 SAC closed on a mortgage loan secured by the

20-23 SAC Properties simultaneously or immediately after the closing of the sale of the properties from subsidiaries of the Company to 20-23 SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “20-23 SAC Junior Note”) financed 20-23 SAC’s purchase of such properties. Independent appraisals commissions by the mortgage lender to 20-23 SAC were done on the 20-23 SAC Properties two months prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $91,940,000.
          Upon the sale of the 20-23 SAC Properties to 20-23 SAC, the 20-23 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 20-23 SAC Properties, U-Haul has acted as the property manager at such locations.
          Upon the sale of the 20-23 SAC Properties to 20-23 SAC, 20-23 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 20-23 SAC Properties, 20-23 SAC has been a U-Haul dealer at such locations.
          In March 2004, the 20-23 SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.
          Sale of Properties to Eighteen SAC
          In December 2001, subsidiaries of the Company sold 14 stabilized properties improved with self-storage facilities (the “Eighteen SAC Properties”) to SAC Holdings’ subsidiary Eighteen SAC Self-Storage Corporation (“Eighteen SAC”) for an aggregate sale price of approximately $43,782,000. Eighteen SAC closed on a mortgage loan secured by the Eighteen SAC Properties simultaneously or immediately after the closing of the sale of the properties from subsidiaries of the Company to Eighteen SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “Eighteen SAC Junior Note”) financed 18 SAC’s purchase of such properties. Independent appraisals commissioned by the mortgage lender to 18 SAC were done on the Eighteen SAC Properties approximately one month prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $44,805,000.
          Upon the sale of the Eighteen SAC Properties to Eighteen SAC, the Eighteen SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Eighteen SAC Properties, U-Haul has acted as the property manager at such locations.
          Upon the sale of the Eighteen SAC Properties to Eighteen SAC, Eighteen SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Eighteen SAC Properties, Eighteen SAC has been a U-Haul dealer at such locations.
          In March 2004, the Eighteen SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.
          Sale of properties to Twelve SAC, Thirteen SAC and Fourteen SAC
          In June 2000, subsidiaries of the Company sold 27 stabilized properties improved with self-storage facilities (the “12-14 SAC Properties”) to SAC Holdings’ subsidiaries Twelve SAC Self-Storage Corporation, Thirteen SAC Self-Storage Corporation and Fourteen SAC Self-Storage Corporation (collectively “12-14 SAC”) for an aggregate sale price of approximately $110,741,000. SAC Holdings financed the purchase of the 12-14 SAC Properties with the issuance of promissory notes contemporaneously with the sale (the “Twelve/Thirteen SAC Junior Note” and the “Fourteen/Seventeen SAC Junior Note”) to AREC for the full amount of the sale price. As credit support for the Twelve/Thirteen SAC Junior Note and the Fourteen SAC/Seventeen SAC Junior Note, SAC Holdings provided a letter of credit in favor of U-Haul for 20% of the aggregate amount of the Twelve/Thirteen SAC Junior Note and the Fourteen/Seventeen SAC Junior Note. Independent appraisals commissioned by the mortgage lenders to

12-14 SAC were done on the 12-14 SAC Properties at various dates within approximately one year after the sale, which appraised values, in the aggregate, equaled approximately $119,185,000. Shortly following their purchase of the properties, 12-14 SAC conveyed certain of their properties to one of their affiliates, Seventeen SAC Self-Storage Corporation (“Seventeen SAC”).
          Upon the sale of the 12-14 SAC Properties to 12-14 SAC, the 12-14 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 12-14 SAC Properties, U-Haul has acted as the property manager for such locations.
          Upon the sale of the 12-14 SAC Properties to 12-14 SAC, 12-14 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 12-14 SAC Properties, 12-14 SAC has been a U-Haul dealer at such locations.
          In March 2001, Twelve SAC and Thirteen SAC closed on a mortgage loan on their properties. The net proceeds of such mortgage loan were applied to reduce the Twelve/Thirteen SAC Junior Note balance and the letter of credit referenced above was terminated. In June 2001, Fourteen SAC and Seventeen SAC closed on a mortgage loan secured by their respective properties. The net proceeds of such mortgage loan were applied to reduce the Fourteen/Seventeen SAC Junior Note balance.
          The Twelve/Thirteen SAC Junior Note and the Fourteen/Seventeen SAC Junior Note were repaid and satisfied in full on March 15, 2004, with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes.
          Sale Of Properties To Six SAC
          In December 1998, subsidiaries of the Company sold 26 stabilized properties improved with self-storage facilities (the “Six SAC Properties”) to SAC Holdings’ subsidiary Six SAC Self-Storage Corporation (“Six SAC”) for an aggregate sale price of approximately $99,686,000. SAC Holdings financed the purchase of the Six SAC Properties with the issuance of promissory notes (the “Six SAC Note”) to U-Haul, AREC and Oxford for the full amount of the purchase price. As credit support for the Six SAC Note, SAC Holdings provided a letter of credit in favor of U-Haul for 20% of the Six SAC Note amount. Net proceeds from subsequent mortgage loans secured by the Six SAC Properties were used by SAC Holdings to pay down the Six SAC Note at various times. Upon the initial pay down of the Six SAC Note, the letter of credit was terminated. Independent appraisals commissioned by the mortgage lenders to Six SAC and affiliates were done on the Six SAC Properties at various dates up to approximately fourteen months after the date of sale to Six SAC, which appraised values, in the aggregate, equaled approximately $91,270,000. Approximately one year following its purchase of the properties, Six SAC conveyed certain of its properties to affiliate, Eight SAC Self-Storage Corporation, Nine SAC Self-Storage Corporation and Ten SAC Self-Storage Corporation (“8-10 SAC”).
          Upon the sale of the Six SAC Properties to Six SAC, such properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Six SAC Properties to Six SAC, U-Haul has acted as the property manager for such locations.
          Upon the sale of the Six SAC Properties to Six SAC, Six SAC became a U-Haul independent dealer pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Six SAC Properties to Six SAC, Six SAC has been a U-Haul dealer at such locations.
          In May 1999, 8-10 SAC closed on a mortgage loan on their properties. Net proceeds of such loan were used to pay down the Six SAC note balance. The Six SAC Note was repaid on March 15, 2004, with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes.
          Sale of properties to Four SAC and Five SAC

          At various times subsidiaries of the Company have sold properties to 4 SAC and 5 SAC (the “4-5 SAC Properties”). The aggregate sale price for the 4-5 SAC Properties was approximately $57,422,000. Independent appraisals were done on the 4-5 SAC Properties at various dates on or after the time of the sale, which appraised values, in the aggregate, equaled approximately $66,595,000. Subsequent to their acquisition of the properties, 4 SAC and 5 SAC conveyed certain of the 4-5 SAC Properties to an affiliate, Nineteen SAC Self-Storage Limited Partnership, which later became known as Galaxy Investors, L.P.
          Upon the sale of the 4-5 SAC Properties to 4 SAC and 5 SAC, as the case may be, the 4-5 SAC Properties constituting U-Haul Centers became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. U-Haul has acted as the property manager for all 4-5 SAC Properties constituting U-Haul Centers.
          Upon the sale of the 4-5 SAC Properties constituting U-Haul Centers to 4 SAC and 5 SAC, 4 SAC and 5 SAC became U-Haul independent dealers, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 4-5 SAC Properties constituting U-Haul Centers to 4 SAC and 5 SAC, 4 SAC and 5SAC have been U-Haul dealers at such locations.
          4 SAC and 5 SAC financed the purchase of the 4-5 SAC Properties from junior and senior loans from subsidiaries of the Company (collectively, the “Five SAC Note”). The Five SAC Note was restated in March 2004 in the form of a fixed rate note (the “Fixed Rate Note”), and was subordinated to the SAC Holdings Senior Notes.
          Sale of properties to One SAC and Two SAC
          Between October 1994 and June 1996, subsidiaries of the Company sold approximately 49 properties (the “Three SAC Properties”) to SAC Holdings’ subsidiaries One SAC Self-Storage Corporation and Two SAC Self-Storage Corporation (which entities later merged and became Three SAC Self-Storage Corporation (as so merged, “Three SAC”)) for an aggregate sale price of approximately $54,955,000. SAC Holdings financed the purchase of the Three SAC Properties with the issuance of a promissory note or notes contemporaneously with the sale (the “Three SAC Note”) to a subsidiary of the Company for the full amount of the Three SAC Properties’ purchase price. In 1997, Three SAC obtained a mortgage loan on the Three SAC Properties. The net proceeds of such mortgage loan were used to pay down the Three SAC Note. Independent appraisals were done approximately six months before to six months after the sale of such properties to Three SAC, which appraised values, in the aggregate, equaled approximately $67,200,000.
          Upon the sale of the Three SAC Properties to Three SAC, such properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Three SAC Properties to Three SAC, U-Haul has acted as the property manager at such locations.
          Upon the sale of the properties to Three SAC, Three SAC became a U-Haul independent dealer at all Three SAC Properties, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Three SAC Properties to Three SAC, Three SAC has been a U-Haul dealer at such locations.
          The Three SAC Note was repaid on March 15, 2004 with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes. In June 2004, Three SAC refinanced its mortgage loan on the Three SAC Properties and the net proceeds from such refinancing were applied to partially redeem the SAC Holdings Senior Notes.
          Junior Loans from U-Haul and AREC to SAC Holdings
          U-Haul and AREC hold or have held various promissory notes from SAC (collectively, “SAC Notes”). As described in the paragraphs above, the SAC Notes evidence loans extended from U-Haul and AREC, as the case may be, to SAC to finance SAC’s purchase of properties from subsidiaries of the Company. See Exhibit L attached to the 2007 Proxy Statement for an exemplar SAC Note, which existed prior to March 2004. In addition, proceeds from SAC Notes have been used by SAC to purchase properties from third parties. The SAC Notes are unsecured, structurally subordinate obligations of SAC.
          Until March 2004, the order of SAC Holdings’ debt payment was as follows: (i) payment to third party secured lenders of the senior debt service obligations; (ii) reimbursement to U-Haul, as property manager, for operating expenses; (iii) payment to U-Haul of its property management fee; and (iv) payment to U-Haul or AREC, as the case may be, as holder of a SAC Note of interest due thereunder. In March 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, all SAC Notes held by AREC and certain SAC Notes held by U-Haul were repaid, and the remaining SAC Notes held by U-Haul were subordinated to the SAC Holdings Senior Notes. In August 2004, SAC Holdings redeemed approximately $43.2 million of the SAC Holdings Senior Notes. In June 2007, SAC Holdings completed a full redemption of the SAC Holdings Senior Notes.
          Property Management of SAC Location
          Subsidiaries of U-Haul (“U-Haul Managers”) manage the self-storage properties owned or leased by SAC pursuant to property management agreements, under which such U-Haul Managers receive a management fee of between 4% and 10% of the gross receipts plus reimbursement of operating expenses. The management fee, and the other terms of the property management agreements are consistent with the fees and other terms for other properties the Company has previously managed for third parties. Pursuant to this relationship, subsidiaries of the Company manage the day-to-day affairs of the SAC Properties, and assist or have assisted SAC in, among other things, the selection, purchase, development and financing of the SAC Properties. SAC’s mortgage loan agreements place substantial restriction upon terminating U-Haul as the property manager for the SAC properties. See Exhibits M and N attached to the 2007 Proxy Statement for exemplar property management agreements reflecting the two different pricing structures charged by the Company for management of the SAC Properties.
          The following table identifies the amount of management fees, exclusive of reimbursement of operating expenses, received by the U-Haul Managers from SAC during the fiscal years as set forth in the table:

Management Fee
Fiscal Year	Received by U-Haul
1996	$1,113,000
1997	$1,632,000
1998	$1,860,000
1999	$2,483,000
2000	$4,482,000
2001	$6,243,000
2002	$8,340,000
2003	$12,300,000
2004	$12,700,000
2005	$14,400,000
2006	$22,500,000
2007	$23,500,000
          U-Haul Dealership At SAC Locations
          SAC acts as a U-Haul independent dealer. The financial and other terms of the dealership contracts with SAC are substantially similar to the terms of those with U-Haul’s other independent dealers, whereby commissions are paid by U-Haul based on equipment rental revenue. See Exhibit O attached to the 2007 Proxy Statement for an exemplar of the U-Haul dealership contract.
          The following table identifies the amount of dealer commissions paid by U-Haul to SAC during the fiscal years as set forth in the table:

Dealer Commissions
Fiscal Year	Paid by U-Haul
2002	$13,695,441
2003	$27,700,000
2004	$29,100,000
2005	$33,100,000
2006	$36,800,000
2007	$36,600,000
          WP Carey Transaction
          During the 1990’s, the Company entered two lease facilities for the acquisition, construction and expansion of self-storage properties, pursuant to which Company subsidiaries were the lessees of the properties and held options to purchase such properties. In April 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, the Company repaid all obligations under the lease agreements and sold the properties (the “Carey Portfolio”) to a subsidiary of non-affiliated WP Carey (“Carey Lessor”). See Exhibit P attached to the 2007 Proxy Statement for a copy of the sale contract with the Carey Lessor.
          As part of the Court approved transaction, a subsidiary of the Company entered a lease with the Carey Lessor with respect to the portion of the properties in the Carey Portfolio used in connection with U-Haul’s self-moving business (truck and trailer rental and moving supply sales); and Mercury entered a lease with the Carey Lessor with respect to the remaining portion of each property in the Carey Portfolio, consisting of the self-storage portion of such properties. The lease between Mercury and the Carey Lessor is for a term of twenty years with a renewal option in favor of Mercury for an additional ten years. Mercury has an option to purchase all of the properties in the Carey Portfolio at the tenth and twentieth anniversaries of the lease pursuant to certain formulas that are based upon fair market values and the initial sale price subject to consumer price index adjustments. There are 78 properties in the Carey Portfolio.
          Loans To Private Mini
          In February 1997, U-Haul, Oxford, RepWest and a non-affiliated third party formed a limited partnership known as Private Mini. Oxford invested $11.0 million and ultimately obtained a 35.7% limited partner interest, RepWest invested $13.5 million and ultimately obtained a 43.8% limited partner interest, and U-Haul obtained a 50% interest in the 1% general partner of Private Mini. The non-affiliated third party obtained the remaining 20% limited partner interest and remaining 50% interest in the 1% general partner. Private Mini was formed to own, develop, acquire and operate self-storage facilities (collectively, the “Private Mini Portfolio”). Currently, the Private Mini Portfolio consists of 60 properties. In 1997, Private Mini entered a credit facility (the “Private Mini Credit Facility”) which included, among other things, a credit support agreement from the Company in favor of the lender, pursuant to which the Company agreed to purchase the notes or a portion thereof held by the lender under the Private Mini Credit Facility upon the occurrence of specified conditions. From 1997 through 2003, the Private Mini Credit Facility was amended and the amount owed thereunder was reduced at various times. In October 2002, conditions occurred enabling the lender to exercise its rights under the Company’s credit support agreement, and in December 2002, the lender exercised its option to require the Company to purchase the outstanding notes under the Private Mini Credit Facility. In March 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, the Company purchased the $55.0 million of notes outstanding under the Private Mini Credit Facility. In December 2005, Private Mini executed a promissory note to the Company, in the original principal amount of $59.4 million evidencing this indebtedness. See Exhibit Q attached to the 2007 Proxy Statement for a copy of this promissory note.
          In 1997, U-Haul loaned Private Mini $10 million for use as operating capital, which loan was later assumed by a subsidiary of Private Mini. In December 2005, a subsidiary of Private Mini executed a restated promissory note in favor of U-Haul in the original principal amount of $11,700,000 evidencing this indebtedness. See Exhibit R attached to the 2007 Proxy Statement for a copy of this promissory note.
          Private Mini Exchange Transaction
          In June 2003, Oxford and RepWest conveyed all of their limited partner interests in Private Mini to SAC, in exchange for real property owned by 4 SAC and 5 SAC (the “Private Mini Exchange Transaction”). Additionally, as part of this transaction, the interest of U-Haul in the general partner of Private Mini was conveyed to SAC. The Private Mini Exchange Transaction was non-monetary and was recorded on the basis of the book values of the assets exchanged. Certain of the properties received by Oxford and RepWest in the Private Mini Exchange Transaction were leased back to subsidiaries of SAC Holdings. Additionally, in connection with the Private Mini Exchange Transaction, Oxford and RepWest granted certain subsidiaries of SAC Holdings options to repurchase such property at stated values. See Exhibits S, T, U, V, W and X attached to the 2007 Proxy Statement for copies of the Private Mini Exchange Transaction documents.
          In June 2005, U-Haul became the property manager of the properties owned by Private Mini. Since its formation, Private Mini has been a U-Haul dealer, pursuant to a standard form of U-Haul dealership agreement.
          Securespace Transaction
          In June 2000, a subsidiary of the Company entered a purchase contract for the purchase of 16 self-storage facilities throughout Canada (the “Securespace Portfolio”) from a third party seller. Upon the closing of the purchase of the Securespace Portfolio, the Company obtained a short-term bridge lease financing facility with a lender for the purpose of financing the Company’s purchase of such properties. Following the maturity of the foregoing lease financing facility, a partnership (“Securespace”) composed of Oxford, RepWest, and subsidiaries of SAC Holdings acquired title to the Securespace Portfolio. Oxford and RepWest each obtained a 23% limited partner interest in Securespace, with SAC Holdings subsidiaries obtaining the general partner interest and the remaining limited partner interests. Both the Company and SAC Holdings were granted options to purchase the Oxford and RepWest interests in Securespace at a specified price.
          In September 2006, pursuant to the terms of the Securespace agreement of limited partnership, a subsidiary of SAC Holdings exercised its option to purchase the limited partner interests of Oxford and RepWest in Securespace. Such interests were purchased by SAC Holdings for approximately $11.8 million, which acquisition price was equivalent to the initial investments by Oxford and RepWest in Securespace. See Exhibit Y attached to the 2007 Proxy Statement for a copy of the purchase and sale agreement for the Securespace limited partner interests.
          Option Exchange Transaction and Sale of Properties from Oxford and RepWest to SAC
          In 2001 the Company contributed various parcels of real property (the “Property Contributions”) to Oxford and RepWest. Certain of the contributed parcels were first purchased by a Company subsidiary from SAC prior to contribution to Oxford and RepWest. The Company purchased these properties from SAC for a purchase price of approximately $35.1 million, which purchase price was equal to the book value of the properties at that time.
          In connection with the Property Contributions, Oxford and RepWest granted purchase options to a SAC subsidiary with respect to the properties involved in the contribution that had formerly been owned by SAC, and granted purchase options to AREC, with respect to the remaining properties involved in the contribution (all of such purchase options, together with the purchase options granted in connection with the Private Mini Exchange Transaction described above, the “Purchase Options”). Generally, the option exercise price pursuant to the Purchase Options was equal to the book value of the respective property as of the date of the Property Contribution, along with an annualized return of 6%, and repayment of certain transaction expenses and carrying costs.
          In June 2006, AREC and SAC exchanged certain of their respective Purchase Options with one another, thus allowing AREC and SAC to buy back properties from Oxford and RepWest located adjacent to existing AREC or SAC properties, as the case may be. The Purchase Options were exchanged for substantially equivalent value, as determined based upon the differential between the fair market value of the respective property as of June 2006 and the option exercise price for such property. Following the exchange of options, SAC exercised its purchase right and purchased two of such properties from RepWest. See Exhibit Z attached to the 2007 Proxy Statement for a copy of the option exchange agreement.
          This completes the transaction descriptions provided in connection with the Stockholder Proposal in the 2007 Proxy Statement.

EXHIBIT I

MEMORANDUM

DATE:	April 3, 2008
TO:	Jennifer Settles, Secretary, Amerco Board of Directors
FROM:	Mike Kinealy and Attached list of Shareholders
RE:	Shareholder Motion

Motion:
That the shareholders vote to approve and affirm the actions taken by AMERCO and its subsidiaries’ Board of Directors, officers and employees in entering into, and all resulting contracts with S.A.C. and ratify all S.A.C transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.
Reason for Making the Proposal:
Pending Litigation and to protect against potential diminishment of shareholder equity.
Relevant Notices:
1)	We do not have any material interest in the subject matter of the proposal.

2)	We are not members of any partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owing or voting shares of AMERCO stock.

3)	The above shareholders have continuously held at least $2000.00 in market value of AMERCO shares and we intend to hold the stock through the date of the annual meeting.

This document and the information contained herein is a privileged and confidential communication. Any unauthorized disclosure is strictly prohibited. All rights and protections for this document and the information contained herein, including trade secret protections, are hereby reserved.

Reason for making the motion:
“That the shareholders vote to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with S.A.C and ratify all S.A.C transactions amended or entered into by Amerco and any of its subsidiaries between 1992 and March 31, 2007.”
I. Pending litigation and potential diminishment of shareholder equity.
1)	Support for past and of current management and decisions made to maximize shareholder value.

2)	Belief that basis’ of the pending lawsuit are unsubstantiated and unfounded because of:
a.	The language contained in the original contracts between Amerco and SAC.

b.	Previous due diligence performed by independent third party consultants such as Price Waterhouse Cooper, SEC, BDO, Crossroads, Alvarez and Marcel and the bankruptcy court with the emergence from chapter.

c.	Lack of any Institutional share holder support of the lawsuit.

d.	Knowledge of the transfer values.
3)	Belief that the suit will not increase shareholder value but will rather diminish value as a result of the estimated dollars that will be required to defend against the suit and in the company resources both human and otherwise that will be diverted from the primary business.

4)	Desire to avoid negative personnel moral impact.

     NRS 78.140 Restrictions on transactions involving interested directors or officers; compensation of directors.
     1. A contract or other transaction is not void or voidable solely because:
     (a) The contract or transaction is between a corporation and.
          (1) One or more of its directors or officers; or
          (2) Another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested;
     (b) A common or interested director or officer:
          (1) Is present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction; or
          (2) Joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to subsection 2 of NRS 78,315; or
     (c) The vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction.
•	if one of the circumstances specified in subsection 2 exists.
     2. The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection 1 are.
     (a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.
     (b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.
     (c) The fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.
     (d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.
     3. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at the meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction.
     4. Unless otherwise provided in the articles of incorporation or the bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.
     [31(b):177:1925; added 1951, 328]—(NRS A 1959, 683; 1969, 113; 1989, 872; 1991, 1218; 1993, 952; 1997, 698: 2003, 3085)

EXHIBIT J
ROBBINS UMEDA & FINK, LLP

Attorneys at Law

BRIAN J. ROBBINS*	610 West Ash Street, Suite 1800	STEVEN J, SIMERLEIN
MARC M. UMEDA	San Diego, California 92101	CAROLINE A. SCHNURER
JEFFREY P. FINK	TELEPHONE (619) 525-3990	MARK A. GOLOVACH
FELIPE J.ARROYO	FACSIMILE (619) 525-3991	LOUIS A. KERKHOFF
GEORGE C. AGUILAR		SHANE P. SANDERS
S. BENJAMIN ROZWOOD		REBECCA A. PETERSON
KEVIN A. SEELY†		ASHLEY R. PALMER
CRAIG W. SMITH		JILL E. KLEMANN
DANIEL R. FORDE
ARSHAN AMIRI
JULIA M. WILLIAMS
GREGORY E. DEL GAIZO

*Admitted in CA & CT
†Admitted in CA, CNMI & Guam
May 29, 2008
VIA FACSIMILE
(415) 268-7522
Jack W. Londen
MORRISON & FOERSTER LLP
425 Market Street
San Francisco, CA 94105

Re: In re AMERCO Derivative. Litigation
Dear Mr. Londen:
     We are writing on behalf of the Plaintiffs in the derivative litigation entitled In re AMERCO Derivative Litigation, Case No. CV02-05602. We are writing in response to your letter dated May 21, 2008, in which you sought Plaintiffs’ comments on a draft Proxy Statement (the “Draft Proxy”) to be used in connection with Defendants’ latest attempt to manufacture shareholder support for a series of self-dealing transactions between AMERCO and its subsidiaries on one hand (collectively, “AMERCO” or the “Company”), and SAC Holdings and various affiliated and subsidiary companies on the other hand (collectively, the “SAC Entities”).
     As we explained in prior correspondence on this subject, dated August 6, 2007, Plaintiffs encourage the Company to make additional disclosures about AMERCO’s dealings with the SAC Entities, even if motivated by the ongoing derivative litigation. However, the Draft Proxy is not an effort to objectively provide AMERCO shareholders with the material information necessary to cast a fully-informed vote, as required under Nevada law. Instead, it is an improper and transparent effort to enflame the Company’s stockholders and discredit the Plaintiffs.
     The description of the derivative litigation, the Court’s prior rulings, the Company’s response to this action, the recoveries Plaintiffs seek and the potential benefits to AMERCO if Plaintiffs

In re AMERCO Derivative Litigation
May 29, 2008

successfully prosecute this action are not described in an accurate or fair manner. To the contrary, among other things, the Draft Proxy;
(i)	accuses Plaintiffs without any basis of pursuing this litigation for “reasons that have nothing to do with the SAC Transactions” (Notice of Special Meeting, at 2);

(ii)	makes incorrect assertions — on multiple occasions — about the number of shares Plaintiffs own, which is irrelevant to the underlying issues and is aimed at disparaging Plaintiffs and discrediting their motives (id.; see also Draft Proxy at 11-12);

(iii)	provides an inaccurate and misleading description of the shareholder vote on the so-called “Stockholder Proposal,” which was based upon insufficient disclosures and never was approved by a majority of the outstanding, disinterested shares (Notice of Special Meeting, at 2; Draft Proxy, at 6);

(iv)	fails completely in its attempt to describe the potential benefits of this derivative litigation to AMERCO, and instead makes reference to the legal fees the Company has incurred, and states that “[i]f the Derivative Litigation is reinstated and the case goes forward... it is reasonable to expect that discovery, pretrial, trial, and appellate proceedings could continue for years”) (Draft Proxy, at 14);

(v)	attempts to further diminish the merits of this action by making repeated references to prior dismissals, which also are irrelevant, without explaining that one such dismissal was without prejudice and another was reversed by the Nevada Supreme Court (not “reviewed and remanded”) (Draft Proxy, at 11); and

(vi)	even insinuates that Plaintiffs are responsible for AMERCO’s Chapter 11 bankruptcy, thereby costing the Company “$50.6 million in direct restructuring charges and tens of millions of dollars in other costs,” (Draft Proxy, at 12.)
     At the same time, the Draft Proxy scatters and buries many important facts driving this litigation (to the extent they even are disclosed). Specifically, the Draft Proxy obscures the fact that these transactions were conducted between AMERCO insiders and involved sales of properties at prices that admittedly were over $15 million less than their appraised values, that the underlying transactions never have been reviewed for fairness by any independent party, and that the properties sold to the SAC Entities never were listed publicly for sale and were not subject to any type of competitive bidding process. The Draft Proxy also requires shareholders to piece together various incomplete facts scattered throughout the document in order to understand that AMERCO’s management is endorsing a proposal in which the Court already has ruled it has a disabling interest, in an attempt to avoid personal liability and possible punitive damages for egregious breaches of fiduciary duties, Any bona fide effort to disclose the reasons behind this litigation and its potential benefits to AMERCO needs to highlight these (and other) facts, not obscure them.
     The Draft Proxy also is missing numerous critical facts necessary to achieve a fully-informed shareholder vote. For instance, the Draft Proxy does not explain what measures the Company took to ensure that the interests of AMERCO’s minority shareholders were protected in the context of a self-dealing scheme. The Draft Proxy asserts that the Special Committee “satisfied itself that the Company did not solicit or encourage the Stockholder Proposal,” without explaining how the Special Committee reached this conclusion, or why the Special Committee did not “review the underlying

In re AMERCO Derivative Litigation
May 29, 2008

SAC Transactions[.]” (Id. at 15.) The Company still has not explained sufficiently the “strategic business plan” that motivated Defendants to initiate the admittedly unfair and one-sided transactions with the SAC Entities. (Id.) Nor has the Company explained why it has allowed the SAC Entities to use AREC employees and offices to conduct operations (separate and apart from the “property management agreements” with U-Haul). (Id. at 14-15.) The Draft Proxy mentions “recently negotiated fee structures, separate and apart from the fees contemplated under the property management agreements,” but it fails to describe the specific terms of these new fee structures or explain what caused the change in the fee structures. (Id. at 15.) Moreover, in the Notice of Special Meeting, Joe Shoen references a meeting with Paul Shoen and Mick Fleming, at which he purportedly “supplied” documents and “explained” the SAC Transactions. (Notice of Special Meeting, at 2.) At a minimum, AMERCO must include as exhibits to the Proxy whatever documents Joe Shoen presented during that meeting in his attempt to explain the SAC Transactions. Finally, the Draft Proxy still does not contain any discussion as to what interests the Company retained in the properties sold to the SAC Entities, nor does it describe what rights AMERCO reserved with respect to proceeds of sales when the SAC Entities re-sold properties to third parties. (Draft Proxy, at 15.) This is by no means an exhaustive list; instead, these are just a few examples of facts (and exhibits) that must be disclosed in order to achieve a fully-informed shareholder vote.
     The deficient disclosures aside, Plaintiffs continue to harbor serious concerns about whether the Company improperly solicited the 86 employee shareholders responsible for the “Stockholder Proposal,” as well as the 79 purported employee shareholders who apparently have requested a “re-vote” on the Stockholder Proposal. AMERCO did not seek to ratify these transactions for nearly fifteen years. It is difficult to believe that only after Plaintiffs succeeded in demonstrating demand futility (establishing that a majority of the Board has a disabling interest and is not independent), two different groups of purportedly disinterested shareholders independently sought ratification twice in two years.
     In sum, the Draft Proxy is not so much an effort to increase disclosures and obtain shareholder ratification as much as it is an exercise in legal posturing designed to impugn the Plaintiffs, discredit their motives and disparage the underlying merits of the derivative litigation. It is the responsibility of management to comply with all applicable regulations to ensure that the Company’s investors receive appropriate disclosures on all material matters. The Draft Proxy does not come close to satisfying this mandate. But even if the Draft Proxy was adequate for present purposes, ratification of the Management Proposal still would have no impact on the underlying derivative litigation, for the reasons set forth in our August 6, 2007 letter.

Very truly yours,
/s/ BRIAN J. ROBBINS
BRIAN J. ROBBINS
BJR/sm

cc:	Brian T. Glennon Chris T. Heffelfinger Daniel Harris

EXHIBIT K
EXECUTION COPY
Exhibit K to Special Meeting Proxy Statement
FEE AGREEMENT
     THIS FEE AGREEMENT is dated as of April 11, 2007 and is between AMERCO, a Nevada corporation (“AMERCO”) and SAC Holding Corporation, a Nevada corporation (“SAC”).
RECITALS
     WHEREAS, SAC has requested that AMERCO arrange (the “Financing Arrangement”), on behalf of SAC, for the refinancing of the CMBS mortgage loans (the “Refinancing”) on the SAC 6A, 6B, 6C, 8, 9, 10, 11, 12, 13, 14, 15, 16 and 17 portfolios.
     WHEREAS, in consideration for the Financing Arrangement, SAC shall pay AMERCO a fee as provided herein.
     NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:
     1. Fee. The fee payable by SAC to AMERCO for the Financing Arrangement (the “Fee”) shall be 12.5 basis points of the gross loan amount of the Refinancing. Such Fee shall be payable upon the closing of the Refinancing.
     2. Scope of Fee. The Fee includes costs and expenses of AMERCO and its subsidiaries associated with the Refinancing, including with out limitation, loan application negotiation, loan document negotiation, travel expenses, services provided by the U-Haul Legal Department, services provided by Amerco Real Estate Company, services provided by the U-Haul MIA Department and other services, costs and expenses. The U-Haul Legal Department and Amerco Real Estate Company shall each be entitled to receive from the Fee paid to AMERCO herein, a fee equal to $1,000 per property involved in the Refinancing, as consideration for services rendered by such departments.
     3. Other Provisions. Nothing herein is intended to limit SAC in seeking legal or other advice in connection with the Refinancing, as SAC deems appropriate. This agreement may be executed in counterparts, each of which shall be an original and all of when taken together shall constitute one and the same document. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona.
[SIGNATURES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Fee Agreement to be duly executed and delivered as of the day and year first above written.

AMERCO, a Nevada corporation		SAC Holding Corporation, a Nevada corporation

By:	/s/ Gary b. Horton	By:	s/s/ Bruce Brockhagen
	Gary B. Horton, Treasurer		Bruce Brockhagen, Secretary and Treasurer

U-Haul International, Inc.
2727 North Central Avenue, Phoenix, Arizona 85004
Tel. 602-263-4474 Fax 602-277-5017 www.uhaul.com
April 1, 2008
SAC Holding Corporation et al
1250 E. Missouri
Phoenix, AZ 85014.
     Re: Annual Invoice for Corporate Entity Maintenance
     FOR PROFESSIONAL SERVICES RENDERED, in connection with the corporate maintenance of the entities set forth on the following pages hereto, including without limitation preparation and signature coordination of annual corporate Board and Stockholder consent resolutions; establishment of registered agent service; necessary and appropriate annual or biennial domestic Secretary of State filings; and necessary or appropriate annual or biennial foreign qualification Secretary of State filings.
Price per Unit per Year: $70.00
Total Units: 459
Unit is defined as a legal entity qualified to do business in a particular jurisdiction.
TOTAL DUE: $32,130

U-Haul International, Inc.
2727 North Central Avenue, Phoenix, Arizona 85004
Tel 602-263-4474 Fax 602-277-5017 www.uhaul.com
April 1, 2007
SAC Holding Corporation et al
715 S. Country Club Drive
Mesa, Arizona 84210
     Re: Annual Invoice for Corporate Entity Maintenance
     FOR PROFESSIONAL SERVICES RENDERED, in connection with the corporate maintenance of the entities set forth on the following pages hereto hereto, including without limitation preparation of annual corporate Board and Stockholder consent resolutions; establishment of registered agent services; necessary or appropriate annual or biennial domestic Secretary of State filings; and necessary or appropriate annual or biennial foreign qualification Secretary of State filings.
Price per Unit per year: $70.00
Total Units: 485
Unit is defined as a legal entity qualified to do business in a particular state.
TOTAL DUE: $33,950

K-4